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                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV,
                                    Depositor

                               BNC MORTGAGE INC.,
                                   Originator

                             NC CAPITAL CORPORATION,
                                   Originator

                            LITTON LOAN SERVICING LP,
                                    Servicer

                                       and

                            THE CHASE MANHATTAN BANK,
                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2000

             Home Equity Asset Backed Certificates, Series 2000-HE-1




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


                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Defined Terms...............................................
Section 1.02   Accounting..................................................


                                   ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans................................
Section 2.02   Acceptance by Trustee.......................................
Section 2.03   [Reserved]..................................................
Section 2.04   Representations and Warranties of the Originators;
               Remedies for Breaches and Document Defects..................
Section 2.05   Representations, Warranties and Covenants of the
               Servicer....................................................
Section 2.06   Representations and Warranties of the Depositor.............
Section 2.07   Issuance of Certificates and the REMIC Regular
               Interests...................................................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF THE TRUST FUND

Section 3.01   Servicer to Act as Servicer.................................
Section 3.02   Collection of Mortgage Loan Payments........................
Section 3.03   Realization Upon Defaulted Mortgage Loans...................
Section 3.04   Collection Account and Distribution Account.................
Section 3.05   Permitted Withdrawals From the Collection Account...........
Section 3.06   Establishment of Escrow Accounts; Deposits in
               Escrow Accounts.............................................
Section 3.07   Permitted Withdrawals From Escrow Account...................
Section 3.08   Payment of Taxes, Insurance and Other Charges...............
Section 3.09   Transfer of Accounts........................................
Section 3.10   Maintenance of Hazard Insurance.............................
Section 3.11   Maintenance of Mortgage Impairment Insurance
               Policy......................................................
Section 3.12   Fidelity Bond, Errors and Omissions Insurance...............
Section 3.13   Title, Management and Disposition of REO Property...........
Section 3.14   Due-on-Sale Clauses; Assumption and Substitution
               Agreements..................................................
Section 3.15   [Reserved]..................................................
Section 3.16   Optional Purchases of Mortgage Loans by Servicer............
Section 3.17   Trustee to Cooperate; Release of Files......................
Section 3.18   Servicing Compensation......................................
Section 3.19   Annual Statement as to Compliance...........................
Section 3.20   Annual Independent Certified Public Accountants'
               Reports.....................................................
Section 3.21   Access to Certain Documentation and Information
               Regarding the Mortgage Loans................................
Section 3.22   [Reserved]..................................................
Section 3.23   Obligations of the Servicer in Respect of
               Compensating Interest.......................................
Section 3.24   Obligations of the Servicer in Respect of Mortgage
               Interest Rates and Monthly Payments.........................
Section 3.25   Investment of Funds in the Collection Account and
               the Distribution Account....................................
Section 3.26   Liability of Servicer; Indemnification......................
Section 3.27   Reports of Foreclosure and Abandonment of
               Mortgaged Properties........................................


                                   ARTICLE IV

                                  FLOW OF FUNDS

Section 4.01   Interest Distributions......................................
Section 4.02   Distributions of Principal and Monthly Excess
               Cashflow Amounts............................................
Section 4.03   Allocation of Losses........................................
Section 4.04   Method of Distribution......................................
Section 4.05   Distributions on Book-Entry Certificates....................
Section 4.06   Statements..................................................
Section 4.07   Remittance Reports; Advances................................
Section 4.08   REMIC Distributions.........................................
Section 4.09   Class BB Reserve Fund.......................................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01   The Certificates............................................
Section 5.02   Registration of Transfer and Exchange of
               Certificates................................................
Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates...........
Section 5.04   Persons Deemed Owners.......................................
Section 5.05   Appointment of Paying Agent.................................


                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

Section 6.01   Liability of the Servicer and the Depositor.................
Section 6.02   Merger or Consolidation of, or Assumption of the
               Obligations of the Servicer or the Depositor................
Section 6.03   Limitation on Liability of the Servicer and Others..........
Section 6.04   Servicer Not to Resign......................................
Section 6.05   Delegation of Duties........................................


                                   ARTICLE VII

                                     DEFAULT

Section 7.01   Servicer Events of Termination..............................
Section 7.02   Trustee to Act; Appointment of Successor....................
Section 7.03   Waiver of Defaults..........................................
Section 7.04   Notification to Certificateholders..........................
Section 7.05   Survivability of Servicer Liabilities.......................


                                  ARTICLE VIII

                                   THE TRUSTEE

Section 8.01   Duties of Trustee...........................................
Section 8.02   Certain Matters Affecting the Trustee.......................
Section 8.03   Trustee Not Liable for Certificates or Mortgage
               Loans.......................................................
Section 8.04   Trustee May Own Certificates................................
Section 8.05   Trustee Fees and Expenses...................................
Section 8.06   Eligibility Requirements for Trustee........................
Section 8.07   Resignation or Removal of Trustee...........................
Section 8.08   Successor Trustee...........................................
Section 8.09   Merger or Consolidation of Trustee..........................
Section 8.10   Appointment of Co-Trustee or Separate Trustee...............
Section 8.11   Limitation of Liability.....................................
Section 8.12   Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 8.13   Suits for Enforcement.......................................
Section 8.14   Waiver of Bond Requirement..................................
Section 8.15   Waiver of Inventory, Accounting and Appraisal
               Requirement.................................................


                                   ARTICLE IX

                              REMIC ADMINISTRATION

Section 9.01   REMIC Administration........................................
Section 9.02   Prohibited Transactions and Activities......................
Section 9.03   Indemnification with Respect to Certain Taxes and
               Loss of REMIC Status........................................
Section 9.04   REO Property................................................


                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination....................................................

Section 10.02  Additional Termination Requirements............................

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment......................................................

Section 11.02  Recordation of Agreement; Counterparts.........................

Section 11.03  Limitation on Rights of Certificateholders.....................

Section 11.04  Governing Law; Jurisdiction....................................

Section 11.05  Notices........................................................

Section 11.06  Severability of Provisions....................................

Section 11.07  Article and Section References.................................

Section 11.08  Notice to the Rating Agencies..................................

Section 11.09  Further Assurances.............................................

Section 11.10  Benefits of Agreement..........................................

Section 11.11  .Acts of Certificateholders....................................

Section 11.12  Third Party Beneficiary........................................

                                    EXHIBITS:


Exhibit A-1 Form of Class A-1 Certificates
Exhibit A-2 Form of Class A-2 Certificates
Exhibit A-3 Form of Class A-3 Certificates
Exhibit A-4 Form of Class A-4 Certificates
Exhibit A-5 Form of Class A-5 Certificates
Exhibit B   Form of Class B Certificates
Exhibit C-1 Form of Class R Certificates
Exhibit C-2 Form of Class M-1 Certificates
Exhibit C-3 Form of Class M-2 Certificates
Exhibit C-4 Form of Class X Certificates
Exhibit C-5 Form of Class BB Certificates
Exhibit D-1 Mortgage Loan Schedule of BNC Mortgage Loans
Exhibit D-2 Mortgage Loan Schedule of New Century Mortgage Loans
Exhibit E   Form of Request for Release
Exhibit F-1 Form of Initial Certification
Exhibit F-2 Form of Final Certification
Exhibit F-3 Form of Receipt of Mortgage Note
Exhibit G   Originator Mortgage Loan Purchase Agreements
Exhibit H   [Reserved]
Exhibit I   Form of ERISA Representation
Exhibit J   Form of Investment Letter
Exhibit K   Form of Class R Certificate Transfer Affidavit
Exhibit L   Form of Transferor Certificate
Exhibit M-1 Prepayment Penalties for New Century Mortgage Loans Exhibit M-2 Prepayment Penalties for BNC Mortgage Loans
Exhibit N   Depository Agreement
Exhibit O   [Reserved]
Exhibit P   Monthly Information Provided by Servicer
Exhibit Q   Officer's Certificate with Respect to Prepayments

            This Pooling and Servicing Agreement is dated as of May 1, 2000 ("Agreement"), among PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, as depositor (the "Depositor"), BNC MORTGAGE INC., as an originator ("BNC"), NC CAPITAL CORPORATION, as an originator ("New Century," and together with BNC, the "Originators"), LITTON LOAN SERVICING LP, as servicer (the "Servicer"), and THE CHASE MANHATTAN BANK, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

            The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of eleven classes of Certificates, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, (ii) the Class M-1 and Class M-2 Certificates, (iii) the Class B Certificates, (iv) the Class BB Certificates,
(v) the Class X Certificates and (vi) the Class R Certificates.

            As provided herein, the Trustee shall elect to treat portions of the Trust Fund for federal income tax purposes as five separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1," "REMIC 2," "REMIC 3," "REMIC 4" and "REMIC 5," respectively). The Class T5-A1 Interest, the Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Certificates and the Class T5-4, Class T5-5, Class T5-6, Class T5-7, Class T5-A1-IO, Class T5-A2-IO, Class T5-A3-IO, Class T5-A4-IO, Class T5-A5-IO, Class T5-M1-IO, Class T5-M2-IO and Class T5-B-IO Interests (such interests, the "REMIC 5 Components") represent all of the "regular interests" in REMIC 5. The Class A-1 Certificates represent beneficial ownership of the Class T5-A1 Interest and the right to receive LIBOR Carryover Amounts. The Class BB and Class X Certificates represent beneficial ownership of the Class X/BB Interest, which represents the REMIC 5 Components collectively, subject to the obligation to pay LIBOR Carryover Amounts. Each of the Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 Interests represents the sole class of "residual interest" in REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5, respectively, for purposes of the REMIC Provisions. There are two classes of uncertificated REMIC 1 Regular Interests (the Class T1-1 and Class T1-2 Interests), four classes of uncertificated REMIC 2 Regular Interests (the Class T2-1, Class T2-2, Class T2-3 and Class T2-4 Interests), seven classes of uncertificated REMIC 3 Regular Interests (the Class T3-1, Class T3-2, Class T3-3, Class T3-4, Class T3-5, Class T3-6 and Class T3-7 Interests), and twelve classes of uncertificated REMIC 4 Regular Interests (the Class T4-A1, Class T4-A2, Class T4-A3, Class T4-A4, Class T4-A5, Class T4-M1, Class T4-M2, Class T4-B, Class T4-4, Class T4-5, Class T4-6 and Class T4-7 Interests). Each of the foregoing classes (other than the Class BB and Class X Certificates and the Class X/BB Interest and the interest of the Class A-1 Certificates in the Class T5-A1 Interest) is a "REMIC Regular Interest." The REMIC 1 Regular Interests will be held as assets of REMIC 2, the REMIC 2 Regular Interests will be held as assets of REMIC 3, the REMIC 3 Regular Interests will be held as assets of REMIC 4, and the REMIC 4 Regular Interests will be held as assets of REMIC 5. The portion of the Trust Fund consisting of
(i) the Class T5-A1 Interest and the rights of the Class A-1 Certificates to receive LIBOR Carryover Amounts, which are beneficially owned by the holders of the Class A-1 Certificates, and (ii) the REMIC 5 Components and the Class X/BB Interest, which are beneficially owned by the holder of the Class BB and Class X Certificates, will be treated as a grantor trust for federal income tax purposes. If the Class BB and Class X Certificates are beneficially owned by different Persons, they will be treated as interests in a partnership that holds the Class X/BB Interest for federal income tax purposes, as described in Section 9.01(m). The "latest possible maturity date" for federal income tax purposes of all REMIC Regular Interests created hereby will be the Distribution Date in February, 2030.

            The following table sets forth (or describes) the Class designation, Pass-Through Rate and approximate Original Class Certificate Principal Balance or Original Class BB Amount, for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

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                      Original Class
                        Certificate
                    Principal or Class    Pass-Through        Assumed Final
       Class             BB Amount            Rate         Distribution Dates
--------------------------------------------------------------------------------
A-1                  $86,000,000              (1)            February 25, 2021
A-2                  $42,857,815            8.270%(2)        June 25, 2027
A-3                  $17,000,000            8.580%(3)        January 25, 2029
A-4                  $10,000,000            8.870%(4)        February 25, 2030
A-5                  $21,021,742            8.320%(5)        September 25, 2029
M-1                  $10,478,647            8.830%(6)        February 25, 2030
M-2                  $ 7,335,053            9.270%(7)        February 25, 2030
B                    $ 6,287,188            9.500%(8)        February 25, 2030
BB                   $9,630,000(9)(10)      8.000%           February 25, 2030
X                          (10)               N/A            February 25, 2030
R                           N/A               N/A                  N/A
Total                $200,980,445
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(1)   Interest will accrue on the Class A-1 Certificates during each Interest
      Accrual Period at a rate equal to the lesser of: (i) the Class A-1 Pass-Through Rate and (ii) the applicable Maximum Rate for such Distribution Date; provided, however, that interest on the Class A-1 Certificates will not accrue at a rate in excess of 11.00% per annum.

(2) Interest will accrue on the Class A-2 Certificates at a rate equal to the Class A-2 Pass-Through Rate.

(3) Interest will accrue on the Class A-3 Certificates at a rate equal to the lesser of: (i) the Class A-3 Pass-Through Rate and (ii) the applicable Maximum Rate for such Distribution Date.

(4) Interest will accrue on the Class A-4 Certificates at a rate equal to the lesser of: (i) the Class A-4 Pass-Through Rate and (ii) the applicable Maximum Rate for such Distribution Date.

(5) Interest will accrue on the Class A-5 Certificates at a rate equal to the lesser of: (i) the Class A-5 Pass-Through Rate and (ii) the applicable Maximum Rate for such Distribution Date.

(6) Interest will accrue on the Class M-1 Certificates at a rate equal to the lesser of: (i) the Class M-1 Pass-Through Rate and (ii) the applicable Maximum Rate for such Distribution Date.

(7) Interest will accrue on the Class M-2 Certificates at a rate equal to the lesser of: (i) the Class M-2 Pass-Through Rate and (ii) the applicable Maximum Rate for such Distribution Date.

(8) Interest will accrue on the Class B Certificates at a rate equal to the lesser of: (i) the Class B Pass-Through Rate and (ii) the applicable Maximum Rate for such Distribution Date.

(9)   Class BB Amount.

(10) The Class BB and Class X Certificates, collectively, represent the beneficial ownership of the Class X/BB Interest, which represents the Class T5-4, Class T5-5, Class T5-6, Class T5-7, Class T5-A1-IO, Class T5-A2-IO, Class T5-A3-IO, Class T5-A4-IO, Class T5-A5-IO, Class T5-M1-IO, Class T5-M2-IO and Class T5-B-IO Interests.

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, interest on the Class A-2, Class A-3, Class M-1, Class M-2, Class B and Class BB Certificates and on the other REMIC Regular Interests (other than the Class T5-A1 Interest) will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-1 Certificates and the Class T5-A1 Interest will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year, except that the Maximum Rate is calculated on the basis of a 360-day year consisting of twelve 30-day months and converted to an annual rate for each month based on the actual number of days in such month.

            "1933 Act":  The Securities Act of 1933, as amended.

            "60+ Day Delinquent Loan": Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

            "Account":  Any of the Collection Account,  and Distribution
Account.

            "Accrued Certificate Interest": With respect to each Distribution Date and Class of Certificates, an amount equal to the interest accrued at the applicable rate set forth or described opposite such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance (or Class BB Amount) of such Class of Certificates, reduced by such Class's Interest Percentage of Relief Act Interest Shortfalls for such Distribution Date.

            "Advance": As to any Mortgage Loan, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.07.

            "Adverse REMIC Event": As defined in Section 9.01(f) hereof.

            "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

            "Aggregate Net Interest Amount": As of any Distribution Date, the aggregate of the Net Interest Amount for such Distribution Date for all the Mortgage Loans.

            "Agreement": This Pooling and Servicing Agreement and all amendments and supplements hereto.

            "Applicable Regulations": As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

            "Applied Realized Loss Amount": With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Balance as of the end of the related Collection Period.

            "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

            "Assumed Final Distribution Date": As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

            "Available Funds": As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due on the related Due Date and received by the Trustee one Business Day prior to the related Distribution Date, (b) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to Section 10.01 hereof and other unscheduled recoveries of principal and interest (excluding prepayment penalties) in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Collection Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, and (e) the aggregate of any Advances made by the Servicer for such Distribution Date over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Section 3.05,
(b) Stayed Funds, (c) the Servicing Fee and (d) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error.

            "Balloon Mortgage Loan": A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding monthly payment.

            "Balloon Payment": A payment of the unamortized principal balance of a Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

            "Bankruptcy Code": Title 11 of the United States Code, as amended.

            "BNC Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2000 between the Transferor and BNC Mortgage Inc., as amended or supplemented from time to time, pursuant to which the Transferor purchased the BNC Mortgage Loans.

            "BNC Mortgage Loans": The Mortgage Loans listed on Exhibit D-1 hereto.

            "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant," or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Certificates shall be Book-Entry Certificates.

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Delaware, the State of New York, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

            "Certificate": Any Regular Certificate or Class R Certificate.

            "Certificate Custodian": Initially, The Chase Manhattan Bank; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

            "Certificate Principal Balance": With respect to any Class of Certificates (other than the Class BB, Class X and Class R Certificates) and any Distribution Date, will be equal to the Original Class Certificate Principal Balance reduced by the sum of (i) all amounts actually distributed in respect of principal to such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto. The Class BB, Class X and Class R Certificates do not have a Certificate Principal Balance.

            "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02 hereof.

            "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof.

            "Class": Collectively, Certificates which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

            "Class A Certificate": Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibits A-1, A-2, A-3, A-4 and A-5, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class A Certificateholders": Collectively, the Holders of the Class A Certificates.

            "Class A Interest Carry Forward Amount": For any Distribution Date, the sum of the Interest Carry Forward Amount for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates for such Distribution Date.

            "Class A Principal Distribution Amount": As of any Distribution Date
(a) with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the sum of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates and (b) as long as a Trigger Event is not in effect, the excess of (x) the sum of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 68.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Pool Balance on the Closing Date.

            "Class A-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.15% per annum, and (ii) following the Optional Termination Date, 0.30% per annum.

            "Class A-1 Pass-Through Rate": For any Distribution Date, LIBOR as of the related LIBOR Determination Date, plus the Class A-1 Certificate Margin.

            "Class A-2 Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 8.270% per annum, and (ii) following the Optional Termination Date, 8.770% per annum.

            "Class A-3 Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 8.580% per annum, and (ii) following the Optional Termination Date, 9.080% per annum.

            "Class A-4 Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 8.870% per annum, and (ii) following the Optional Termination Date, 9.370% per annum.

            "Class A-5 Lockout Distribution Amount": For each Distribution Date, the product of: (i) the applicable Class A-5 Lockout Percentage for such Distribution Date and (ii) the Class A-5 Lockout Pro Rata Distribution Amount for such distribution date.

            "Class A-5 Lockout Percentage": For each Distribution Date, the following:

            DISTRIBUTION DATES                     LOCKOUT PERCENTAGE

            June 2000 - May 2003                           0%

            June 2003 - May 2005                           45%

            June 2005 - May 2006                           80%

            June 2006 - May 2007                           100%

            June 2007 and thereafter                       300%


            "Class A-5 Lockout Pro Rata Distribution Amount": For each Distribution Date, an amount equal to the product of (i) a fraction, (A) the numerator of which is the Certificate Principal Balance of the Class A-5 Certificates immediately prior to such Distribution Date and (B) the denominator of which is the aggregate Certificate Principal Balance of all the Class A Certificates immediately prior to such Distribution Date and (ii) the Principal Distribution Amount for such Distribution Date.

            "Class A-5 Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 8.320% per annum, and (ii) following the Optional Termination Date, 8.820% per annum.

            "Class B Applied Realized Loss Amount": As to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Applied Realized Loss Amount, if any, on such Distribution
Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

            "Class B Certificate": Any one of the Certificates with a "B" designated on the face thereof substantially in the form annexed hereto as Exhibit B, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class B Certificateholder": Any Holder of a Class B Certificate.

            "Class B Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 9.500%, per annum, and (ii) following the Optional Termination Date, 10.000% per annum.

            "Class B Principal Distribution Amount": As of any Distribution Date as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 91.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Closing Date.

            "Class B Realized Loss Amortization Amount": As to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xi) hereof, in each case for such Distribution Date.

            "Class BB Amount": On any Distribution Date, with respect to the Class BB Certificates, an amount equal to the Original Class BB Amount reduced by the aggregate distributions made to the Class BB Certificates pursuant to
Section 4.02(b)(xv)(B).

            "Class BB Certificate": Any one of the Certificates with a "BB" designated on the face thereof substantially in the form annexed hereto as Exhibit C-5, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class BB Reserve Fund": The separate account, held in trust, created and maintained by the Trustee pursuant to Section 4.09 in the name of the Trustee for the benefit of the Class BB Certificateholders and designated "The Chase Manhattan Bank in trust for registered Holders of PaineWebber Mortgage Acceptance IV Home Equity Asset Backed Certificates, Series 2000-HE-1, Class BB." The amount to be deposited into the Class BB Reserve Fund on the Closing Date shall be $90,000. The Class BB Reserve Fund will not be an asset of any of the REMICs comprising the Trust Fund, but will be beneficially owned by the beneficial owner of the Class X Certificates for federal income tax purposes.

            "Class M Certificate": Any one of the Certificates with a "M" designated on the face thereof substantially in the form annexed hereto as Exhibits C-2 and C-3, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class M-1 Applied Realized Loss Amount": As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

            "Class M-1 Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 8.830%, per annum, and (ii) following the Optional Termination Date, 9.330% per annum.

            "Class M-1 Principal Distribution Amount": As of any Distribution Date as long as a Trigger Event is not in effect, the excess of (x) the sum of
(i) the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 78.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Closing Date.

            "Class M-1 Realized Loss Amortization Amount": As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (v) hereof, in each case for such Distribution Date.

            "Class M-2 Applied Realized Loss Amount": As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B Applied Realized Loss Amount as of such Distribution Date.

            "Class M-2 Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 9.270%, per annum, and (ii) following the Optional Termination Date, 9.770% per annum.

            "Class M-2 Principal Distribution Amount": As of any Distribution Date as long as a Trigger Event is not in effect, the excess of (x) the sum of
(i) the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 85.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Closing Date.

            "Class M-2 Realized Loss Amortization Amount": As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (viii) hereof, in each case for such Distribution Date.

            "Class R Certificate": The Class R Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-1 and evidencing the ownership of the Residual Interest. The Class R Certificate represents the ownership of the Class R-1 Interest, Class R-2 Interest, Class R-3 Interest, Class R-4 Interest and Class R-5 Interest.

            "Class R-1 Interest": The uncertificated residual interest in REMIC
1.

            "Class R-2 Interest": The uncertificated residual interest in REMIC
2.

            "Class R-3 Interest": The uncertificated residual interest in REMIC
3.

            "Class R-4 Interest": The uncertificated residual interest in REMIC
4.

            "Class R-5 Interest": The uncertificated residual interest in REMIC
5.

            "Class T1-1 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 and has a principal balance equal to the Class T1-1 Principal Amount and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T1-1 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to (a) the Pool Balance minus (b) the Class T1-2 Principal Amount.

            "Class T1-2 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 and has a principal balance equal to the Class T1-2 Principal Amount and bears interest at the Class T1-2 Pass-Through Rate.

            "Class T1-2 Pass-Through Rate": A per annum rate equal to (a) 0% until the Certificate Principal Balances of the Class A, Class M and Class B Certificates have been reduced to zero and (b) the Weighted Average Net Mortgage Rate thereafter.

            "Class T1-2 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to (a) the Initial Overcollateralization Amount minus (b) the sum of (i) any Overcollateralization Release Amounts distributed and (ii) Realized Losses allocated to the Class T1-2 Interest as set forth in Section 4.08(e). The Class T1-2 Principal Amount equals the Remaining Initial Overcollateralization Amount.

            "Class T2-1 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T2-1 Principal Amount and bears interest at the REMIC 2 Pass-Through Rate.

            "Class T2-1 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to 98% of (a) the Pool Balance minus (b) the Class T1-2 Principal Amount.

            "Class T2-2 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T2-2 Principal Amount and bears interest at the REMIC 2 Pass-Through Rate.

            "Class T2-2 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to 1% of the excess of (a) the excess of (i) the Pool Balance over
(ii) the Class T1-2 Principal Amount over (b) the Subsequent
Overcollateralization Amount.

            "Class T2-3 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T2-3 Principal Amount and bears interest at the REMIC 2 Pass-Through Rate.

            "Class T2-3 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to 1% of the sum of (a) excess of (i) the Pool Balance over (ii) the Class T1-2 Principal Amount and (b) the Subsequent Overcollateralization Amount.

            "Class T2-4 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T1-2 Principal Amount and bears interest at the Class T1-2 Pass-Through Rate.

            "Class T3-1 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Class T2-1 Principal Amount and bears interest at the REMIC 3 Pass-Through Rate.

            "Class T3-2 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Class T2-2 Principal Amount and bears interest at the REMIC 3 Pass-Through Rate.

            "Class T3-3 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Class T2-3 Principal Amount and bears interest at the REMIC 3 Pass-Through Rate.

            "Class T3-4 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Class T2-4 Principal Amount and bears interest at the Class T1-2 Pass-Through Rate.

            "Class T3-5 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a notional balance equal to the Class T2-1 Principal Amount and bears interest at (a) the REMIC 2 Pass-Through Rate minus (b) the REMIC 3 Pass-Through Rate.

            "Class T3-6 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a notional balance equal to the Class T2-2 Principal Amount and bears interest at (a) the REMIC 2 Pass-Through Rate minus (b) the REMIC 3 Pass-Through Rate.

            "Class T3-7 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a notional balance equal to the Class T2-3 Principal Amount and bears interest at (a) the REMIC 2 Pass-Through Rate minus (b) the REMIC 3 Pass-Through Rate.

            "Class T4-4 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Class T1-2 Principal Amount and bears interest at the Class T1-2 Pass-Through Rate.

            "Class T4-5 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a notional balance equal to the Class T2-1 Principal Amount and is entitled to all interest distributions on the Class T3-5 Interest.

            "Class T4-6 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a notional balance equal to the Class T2-2 Principal Amount and is entitled to all interest distributions on the Class T3-6 Interest.

            "Class T4-7 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a notional balance equal to the Class T2-3 Principal Amount and is entitled to all interest distributions on the Class T3-7 Interest.

            "Class T4-A1 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class A-1 Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T4-A2 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class A-2 Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T4-A3 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class A-3 Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T4-A4 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class A-4 Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T4-A5 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class A-5 Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T4-B Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class B Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T4-M1 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class M-1 Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T4-M2 Interest": A regular interest in REMIC 4 that is held as an asset of REMIC 5 and has a principal balance equal to the Certificate Principal Balance of the Class M-2 Certificates and bears interest at the REMIC 1 Pass-Through Rate.

            "Class T5-4 Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a principal balance equal to the Class T1-2 Principal Amount and bears interest at the Class T1-2 Pass-Through Rate.

            "Class T5-5 Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Class T2-1 Principal Amount and is entitled to all interest distributions on the Class T4-5 Interest.

            "Class T5-6 Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Class T2-2 Principal Amount and is entitled to all interest distributions on the Class T4-6 Interest.

            "Class T5-7 Interest": A regular interest in REMIC 5, which is represented by the Class X/BB Interest, that has a notional balance equal to the Class T2-3 Principal Amount and is entitled to all interest distributions on the Class T4-7 Interest.

            "Class T5-A1 Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class A-1 Certificates, that has a principal balance equal to the Certificate Principal Balance of the Class A-1 Certificates and bears interest at the lesser of the Class A-1 Pass-Through Rate and the Maximum Rate.

            "Class T5-A1-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class A-1 Certificates and bears interest at a rate equal to the excess, if any, of (i) the REMIC 1 Pass-Through Rate over (ii) the Class A-1 Pass-Through Rate.

            "Class T5-A2-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class A-2 Certificates and bears interest at a rate equal to the excess, if any of (i) the REMIC 1 Pass-Through Rate over (ii) the Class A-2 Pass-Through Rate.

            "Class T5-A3-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class A-3 Certificates and bears interest at a rate equal to the excess, if any of (i) the REMIC 1 Pass-Through Rate over (ii) the Class A-3 Pass-Through Rate.

            "Class T5-A4-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class A-5 Certificates and bears interest at a rate equal to the excess, if any of (i) the REMIC 1 Pass-Through Rate over (ii) the Class A-4 Pass-Through Rate..

            "Class T5-A5-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class A-5 Certificates and bears interest at a rate equal to the excess, if any of (i) the REMIC 1 Pass-Through Rate over (ii) the Class A-5 Pass-Through Rate.

            "Class T5-M1-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class M-1 Certificates and bears interest at a rate equal to the excess, if any of (i) the REMIC 1 Pass-Through Rate over (ii) the Class M-1 Pass-Through Rate.

            "Class T5-M2-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class M-2 Certificates and bears interest at a rate equal to the excess, if any of (i) the REMIC 1 Pass-Through Rate over (ii) the Class M-2 Pass-Through Rate.

            "Class T5-B-IO Interest": A regular interest in REMIC 5, beneficial ownership of which is represented by the Class X/BB Interest, that has a notional balance equal to the Certificate Principal Balance of the Class B Certificates and bears interest at a rate equal to the excess, if any of (i) the REMIC 1 Pass-Through Rate over (ii) the Class B Pass-Through Rate.

            "Class X": Any one of the Class X Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit C-3, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class X Distributable Amount": With respect to any Distribution Date, the excess of (i) the aggregate of amounts distributable on the Class T5-4, Class T5-5, Class T5-6, Class T5-7, Class T5-A1-IO, Class T5-A2-IO, Class T5-A3-IO, Class T5-A4-IO, Class T5-A5-IO, Class T5-M1-IO, Class T5-M2-IO and Class T5-B-IO Interests in respect of principal and interest for such Distribution Date, over (ii) the aggregate of amounts distributable to the Class BB Certificates pursuant to Section 4.02(b).

            "Class X/BB Interest": An uncertificated interest in the Trust held by the Trustee on behalf of the holders of the Class X and Class BB Certificates, representing the REMIC 5 Components in the aggregate, and which is entitled to all distributions in respect of the REMIC 5 Components less the amount of any LIBOR Carryover Amounts pursuant to Section 4.02(b)(xiii) and 4.02(d).

            "Closing Date":  May 25, 2000.

            "Code": The Internal Revenue Code of 1986, as it may be amended from time to time.

            "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.04, which shall be entitled "Litton Loan Servicing LP, as Servicer for The Chase Manhattan Bank, as Trustee, in trust for registered Holders of PaineWebber Mortgage Acceptance Corporation IV, Home Equity Asset Backed Certificates, Series 2000-HE-1," and which must be an Eligible Account.

            "Collection Period": With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

            "Compensating Interest": As defined in Section 3.23 hereof.

            "Condemnation Proceeds": All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

            "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services, PMAC IV Series 2000-HE-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

            "Corresponding Classes": With respect to REMIC 4 and REMIC 5, the following Classes shall be Corresponding Classes:


CORRESPONDING REMIC 4 CLASSES            CORRESPONDING REMIC 5 CLASSES

T4-A1                                    T5-A1 and T5-A1-IO, in the aggregate

T4-A2                                    A-2 and T5-A2-IO, in the aggregate

T4-A3                                    A-3 and T5-A3-IO, in the aggregate

T4-A4                                    A-4 and T5-A4-IO, in the aggregate

T4-A5                                    A-5 and T5-A5-IO, in the aggregate

T4-M1                                    M-1 and T5-M1-IO, in the aggregate

T4-M2                                    M-2 and T5-M2-IO, in the aggregate

T4-B                                     B and T5-B-IO, in the aggregate


            "Custodial Agreement": The Custodial Agreement, dated as of May 1, 2000, among the Trustee, the Servicer and the Custodian, as the same may be amended or supplemented pursuant to the terms thereof.

            "Custodian": U.S. Bank National Association, a national banking association, or any successor custodian appointed pursuant to the terms of the Custodial Agreement.

            "Custodian Fee": With respect to any Distribution Date, the product of (x) one-twelfth of the Custodian Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period. The Custodian Fee shall be payable by the Trustee from the Trustee Fee.

            "Custodian Fee Rate": With respect to any Distribution Date, 0.0029% per annum.

            "Cut-off Date":  May 1, 2000.

            "Cut-off Date Aggregate Principal Balance": The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

            "Cut-off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after application of funds due on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

            "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

            "Defective Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

            "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

            "Definitive Certificates": As defined in Section 5.02(c) hereof.

            "Delinquent": Any Mortgage Loan, the Monthly Payment due on a Due Date with respect to which such Monthly Payment is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

            "Depositor": PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation, or any successor in interest.

            "Depository": The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            "Depository Agreement": With respect to any Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, to be dated on or about the Closing Date.

            "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Determination Date": With respect to any Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

            "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel delivered to the Trustee by nationally recognized counsel that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organization" shall have the meanings set forth in
Section 7701 of the Code.

            "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) which shall be entitled "Distribution Account, The Chase Manhattan Bank, as Trustee, in trust for the registered Holders of PaineWebber Mortgage Acceptance Corporation IV, Home Equity Asset Backed Certificates, Series 2000-HE-1" and which must be an Eligible Account.

            "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in June 2000.

            "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

            "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" (or the equivalent) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest.

            "Eligible Substitute Mortgage Loan": A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding Principal Balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate, not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan, (iii) have the same Due Date as the Defective Mortgage Loan, (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan, (v) be current as of the date of substitution, (vi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (vii) have a risk grading or FICO Score at least equal to the risk grading assigned on the Defective Mortgage Loan, (viii) have been underwritten or re-underwritten in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan and (ix) conform to each representation and warranty set forth in
Section 2.04 hereof. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Principal Balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the terms described in clause (iv) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause
(vi) hereof shall be satisfied as to each such mortgage loan, the risk gradings described in clause (vii) hereof shall be satisfied as to each such mortgage loan, and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (ix) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

            "ERISA-Restricted Certificates": Any of the Class M-1, Class M-2, Class B, Class BB, Class X and Class R Certificates.

            "Escrow Account": The account or accounts created and maintained pursuant to Section 3.06.

            "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

            "Estate in Real Property": A fee simple estate in a parcel of real property.

            "Expense Fee Rate": The sum of (i) the Trustee Fee Rate and (ii) the Servicing Fee Rate.

            "Extended Period": As defined in Section 9.04(b).

            "Extra Principal Distribution Amount": As of any Distribution Date
(i) on which a Trigger Event exists, the Monthly Excess Interest Amount for such Distribution Date and (ii) as long as a Trigger Event is not in effect, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the Overcollateralization Deficiency for such Distribution Date.

            "FDIC": Federal Deposit Insurance Corporation or any successors in interest.

            "FHLMC": Federal Home Loan Mortgage Corporation, a/k/a Freddie Mac, or any successors in interest.

            "Fidelity  Bond":  Shall have the meaning  assigned  thereto
             --------------
in Section 3.12.

            "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by an Originator or the Servicer pursuant to or as contemplated by Sections 2.04, 3.16 or 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

            "First Lien Mortgage  Loan":  Any Mortgage  Loan  identified
             -------------------------
as a first lien loan on the applicable Mortgage Loan Schedule.

            "First  Union":  First Union National Bank, or any successor
             ------------
thereto.

            "Fitch": Fitch IBCA, Inc. and its successors in interest, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

            "FNMA":   Fannie  Mae,  f/k/a  Federal   National   Mortgage
             ----
Association or any successors in interest.

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

            "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Initial Certificate Principal Balance": With respect to any Certificate of a Class other than a Class BB, Class X or Class R Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

            "Initial Class BB Amount": With respect to any Class BB Certificate, the amount designated "Initial Class BB Amount" on the face thereof.

            "Initial Overcollateralization Amount":  $8,592,490.

            "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

            "Interest Accrual Period": With respect to any Distribution Date and
(i) with respect to the Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B and Class BB Certificates and any class of REMIC Regular Interests (other than the Class T5-A1 Interest), the calendar month immediately preceding the month in which such Distribution Date occurs, and (ii) with respect to the Class A-1 Certificates and the Class T5-A1 Interest, the period from the preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to the day prior to the current Distribution Date.

            "Interest Carry Forward Amount": For any Class of Certificates (other than the Class X and Class R Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date, (b) interest on such excess at the applicable Pass-Through Rate (x) with respect to the Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B and Class BB Certificates, on the basis of a 360-day year consisting of twelve 30-day months, subject to the applicable Maximum Rate, and (y) with respect to the Class A-1 Certificates, on the basis of a 360-day year and the actual number of days elapsed since the prior Distribution Date, subject to the applicable Maximum Rate, and (c) any unpaid amounts in respect of clauses (1) and (2) with respect to such Class of Certificates.

            "Interest Percentage": With respect to any Class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes, in each case with respect to such Distribution Date.

            "Interest Remittance Amount": As of any Determination Date, the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Mortgage Loans (less the Servicing Fee, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03), (ii) all Compensating Interest paid by the Servicer on such Determination Date with respect to the Mortgage Loans and (iii) the portion of any payment in connection with any substitution, Purchase Price, Termination Price or Net Liquidation Proceeds relating to interest with respect to the Mortgage Loans received during the related Prepayment Period.

            "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

            "LIBOR": With respect to each Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on an LIBOR Determination Date, LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

            (i) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

            (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-1 Certificates; and

            (iii) If no such quotations can be obtained, LIBOR for the related Interest Accrual Period shall be LIBOR for the prior Distribution Date.

            "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

            "LIBOR Carryover Amount": If on any Distribution Date, the Accrued Certificate Interest for the Class A-1 Certificates is based upon the related Maximum Rate, the excess of (i) the amount of interest the Class A-1 Certificates would have been entitled to receive on such Distribution Date based on the Class A-1 Pass-Through Rate, over (ii) the amount of interest the Class A-1 Certificates received on such Distribution Date based on such Maximum Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Class A-1 Pass-Through Rate).

            "LIBOR Determination Date": With respect to the Class A-1 Certificates, (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

            "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

            "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.04 or Section 10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to
Section 3.13 or Section 10.01.

            "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

            "Liquidation Report": The report with respect to a Liquidated Mortgage Loan in such form and containing such information as is agreed to by the Servicer and the Trustee.

            "Loan Sale Agreement": The agreement between the Transferor and the Depositor, dated as of May 1, 2000, regarding the transfer of the Mortgage Loans by the Transferor to or at the direction of the Depositor.

            "Loan-to-Value Ratio": As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan plus the principal balance of any related senior mortgage loan, and the denominator of which is the Value of the related Mortgaged Property.

            "Losses": As defined in Section 9.03.

            "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

            "Majority Class R Certificateholders": The Holders of Class R Certificates evidencing at least a 51% Percentage Interest in the Class R Certificates.

            "Maximum Rate": With respect to any Distribution Date and any Class of Offered Certificates (other than the Class A-2 Certificates), the rate expressed as a percentage and annualized on the basis of a 360-day year consisting of twelve 30-day months and converted in the case of the Class A-1 Certificates to an annual rate for each month based on the actual number of days in such month, equivalent to a fraction (i) the numerator of which is the Aggregate Net Interest Amount for such Distribution Date, and (ii) the denominator of which is the aggregate of the Certificate Principal Balances of the Offered Certificates immediately prior to such Distribution Date.

            "Monthly Excess Cashflow Amount": The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates.

            "Monthly Excess Interest Amount": With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (i) through (vi) under Section 4.01.

            "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

            "Moody's": Moody's Investors Service, Inc. and its successors in interest, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

            "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            "Mortgage Interest Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

            "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

            "Mortgage Loan Schedule": As of any date (i) with respect to the BNC Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date, attached hereto as Exhibit D-1 and (ii) with respect to the New Century Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date, attached hereto as Exhibit D-2. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

            (1) the Mortgage Loan identifying number and the name of the Mortgagor;

            (2) the street address, city, state, and zip code in which the Mortgaged Property is located;

            (3) the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property;

            (4) the occupancy status of the Mortgaged Property at origination;

            (5) the original months to maturity;

            (6) the date of origination;

            (7) the first payment date;

            (8) the stated maturity date;

            (9) the stated remaining months to maturity;

            (10) the original principal amount of the Mortgage Loan;

            (11) the Principal Balance of each Mortgage Loan as of the Cut-off Date;

            (12) the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date;

            (13) the current Monthly Payment of the Mortgage Loan as of the Cut-off Date;

            (14) a code indicating whether the Mortgage Loan is a Section 32
      Loan;

            (15) the Loan-to-Value Ratio at origination;

            (16) a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

            (17) a code indicating whether the Mortgage Loan has a prepayment penalty and, with respect to New Century Mortgage Loans, the type of prepayment penalty;

            (18) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan;

            (19) a code indicating whether the Loan is a first lien or a second lien;

            (20) the Due Date;

            (21) the last payment date on which a payment was actually applied to the Principal Balance of such Mortgage Loan;

            (22) a code indicating the purpose of the Mortgage Loan (i.e., purchase rate and term refinance, equity take-out refinance);

            (23) the documentation type (i.e., full or stated income);

            (24) the loan credit classification as described in the applicable Underwriting Guidelines (as defined in the applicable Originator Mortgage Loan Purchase Agreement);

            (25) the credit risk score (FICO score) if available;

            (26) debt-to-income ratio;

            (27) with respect to Second Lien Mortgage Loans, the outstanding principal balance of the superior lien;

            (28) the Value of the Mortgaged Property; and

            (29) with respect to New Century Mortgage Loans, the sale price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property.

            The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Servicer in accordance with the provisions of this Agreement. With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

            "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

            "Mortgage Pool": The pool of Mortgage Loans, identified on Exhibit D-1 and D-2 from time to time, and any REO Properties acquired in respect thereof.

            "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling or multi-family dwelling.

            "Mortgagor":  The obligor on a Mortgage Note.

            "Net Interest Amount": With respect to any Distribution Date and each Mortgage Loan, the product of (i) one-twelfth of the Net Mortgage Rate for such Mortgage Loan on such Distribution Date and (ii) the Principal Balance of such Mortgage Loan as of the first day of the related Collection Period.

            "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

            "Net Mortgage Rate": With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Expense Fee Rate.

            "New Century Corp. Guarantee": The Guarantee, dated as of December 1, 1999 by New Century Mortgage Corporation in favor of the Transferor, as amended, modified or supplemented from time to time.

            "New Century Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase and Warranties Agreement, dated as of October 26, 1999 between the Transferor and NC Capital Corporation, as amended or supplemented from time to time, pursuant to which the Transferor purchased the New Century Mortgage Loans.

            "New Century Mortgage Loans": The Mortgage Loans listed on Exhibit D-2 hereto.

            "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

            "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan as provided herein.

            "Offered Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Certificates.

            "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, an Originator or the Depositor, as applicable.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

            "Optional Termination Date": The first Distribution Date on which the Servicer may opt to terminate the Mortgage Pool pursuant to Section 10.01.

            "Original Class BB Amount": The Class BB Amount on the Closing Date, as set forth opposite the Class BB Certificates in the Preliminary Statement.

            "Original Class Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to the Class BB, Class X and Class R Certificates, which have an Original Class Certificate Principal Balance of zero.

            "Originator Mortgage Loan Purchase Agreement": The BNC Mortgage Loan Purchase Agreement or the New Century Mortgage Loan Purchase Agreements.

            "Originators": BNC Mortgage Inc. and NC Capital Corporation.

            "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Certificate Principal Balances of all Classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

            "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Offered Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

            "Overcollateralization Release Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date.

            "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Pass-Through Rate": Any of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate, the Class A-5 Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate and the Class B Pass-Through Rate. With respect to the Class BB Certificates, the Pass-Through Rate is 8.000% per annum.

            "Paying Agent": Any paying agent appointed pursuant to Section 5.05.

            "Percentage Interest": With respect to any Certificate (other than a Class BB, Class X or Class R Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class BB Certificate, the undivided percentage interest obtained by dividing the Initial Class BB Amount evidenced by such Certificate by the Original Class BB Amount of such Class. With respect to a Class X or Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

            "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P, Moody's and Fitch and provided that each such investment has an original maturity of no more than 365 days and
      (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

            (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P and Fitch and rated A2 or higher by Moody's, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

            (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

            (vi) units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or an affiliate thereof having the highest rating category by the applicable Rating Agency; and

            (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

            "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization or a person who is not a U.S. Person.

            "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

            "Pool Balance": As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

            "Prepayment Assumption": 25% CPR.

            "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full that was applied by the Servicer to reduce the outstanding Principal Balance of such Mortgage Loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period.

            "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            "Principal Balance": As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus all collections credited against the Principal Balance of such Mortgage Loan. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

            "Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus, for Distribution Dates for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

            "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

            "Principal Remittance Amount": With respect to any Distribution Date, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of: (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed,
(vi) with respect to Mortgage Loans purchased by the Servicer pursuant to
Section 3.16, the portion of the Purchase Price allocable to principal, and
(vii) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal.

            "Private Certificates": Any of the Class X, Class BB and Class R Certificates.

            "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer's servicing procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

            "Prospectus Supplement": That certain Prospectus Supplement dated May 22, 2000 relating to the public offering of the Offered Certificates.

            "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.04, 3.16 or 10.01, and as confirmed by an Officers' Certificate from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds and Liquidation Proceeds that as of the date of purchase had been distributed as or to cover REO Imputed Interest, (iii) any unreimbursed Servicing Advances and Advances, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.13, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.04, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

            "Qualified Insurer": Any insurance company acceptable to FNMA or FHLMC.

            "Rating Agency" or "Rating Agencies": Moody's, Fitch and S&P, or their respective successors in interest. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

            "Realized Loss": With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the Principal Balance of the related Mortgage Loan. With respect to any Mortgage Loan for which a Deficient Valuation has occurred, the amount by which the outstanding Principal Balance of such Mortgage Loan exceeds the Deficient Valuation of the related Mortgaged Property. With respect to any Mortgage Loan modified by the Servicer pursuant to the terms of this Agreement, the amount by which the Principal Balance of such Mortgage Loan was reduced as a result of such modification.

            "Realized Loss Amortization Amount": Any of the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount and the Class B Realized Loss Amortization Amount.

            "Record Date": With respect to all of the Certificates (except for the Class A-1 Certificates), the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date). With respect to the Class A-1 Certificates, the Business Day immediately preceding such Distribution Date; provided, however, that if any Class A-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

            "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Trustee, (iii) whose quotations appear on the Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Trustee; provided, however, that if fewer than two of such banks provide a LIBOR rate, then any leading banks selected by the Trustee which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

            "Regular Certificate": Any of the Class A, Class M, Class B, Class BB and Class X Certificates.

            "Related Documents": With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

            "Relief Act": The Soldiers' and Sailors Civil Relief Act of 1940, as amended.

            "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

            "Remaining Initial Overcollateralization Amount": As of any Distribution Date, an amount (not less than zero) equal to (a) the Initial Overcollateralization Amount minus (b) the sum of (i) any Overcollateralization Release Amounts distributed and (ii) Realized Losses allocated to the Class T1-2 Interest and (without duplication) the Class T2-4, Class T3-4, Class T4-4 and Class T5-4 Interests.

            "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            "REMIC 1 Pass-Through Rate": With respect to any Distribution Date, the per annum rate obtained by dividing (A) the product of (i) the Weighted Average Net Mortgage Rate times (ii) the Pool Balance by (B) the excess of the Pool Balance over the Remaining Initial Overcollateralization Amount, determined before any reductions of principal balance made on such Distribution Date.

            "REMIC 1 Regular Interests": The Class T1-1 Interest and the Class T1-2 Interest.

            "REMIC 2 Pass-Through Rate": A rate equal to the REMIC 1 Pass-Through Rate.

            "REMIC 2 Regular Interests": The Class T2-1 Interest, Class T2-2 Interest, Class T2-3 Interest and Class T2-4 Interest.

            "REMIC 3 Pass-Through Rate": With respect to any Distribution Date, the per annum rate obtained by dividing (A) the product of (i) 2 times (ii) the REMIC 2 Pass-Through Rate times (iii) the Class T2-2 Principal Amount by (B) the sum of (x) the Class T2-2 Principal Amount and (y) the Class T2-3 Principal Amount, such principal balances being determined before any reductions of principal balance made on such Distribution Date.

            "REMIC 3 Regular Interests": The Class T3-1 Interest, Class T3-2 Interest, Class T3-3 Interest, Class T3-4 Interest, Class T3-5 Interest, Class T3-6 Interest and Class T3-7 Interest.

            "REMIC 4 Regular Interests": The Class T4-A1 Interest, Class T4-A2 Interest, Class T4-A3 Interest, Class T4-A4 Interest, Class T4-A5 Interest, Class T4-M1 Interest, Class T4-M2 Interest, Class T4-B Interest, Class T4-4 Interest, Class T4-5 Interest, Class T4-6 Interest and Class T4-7 Interest.

            "REMIC 5 Components": The T5-4, Class T5-5, Class T5-6, Class T5-7, Class T5-A1-IO, Class T5-A2-IO, Class T5-A3-IO, Class T5-A4-IO, Class T5-A5-IO, Class T5-M1-IO, Class T5-M2-IO and Class T5-B-IO Interests. Each of the REMIC 5 Components represents a regular interest in REMIC 5.

            "REMIC 5 Regular Interests": The Class T5-A1 Interest, the Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates and the REMIC 5 Components.

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            "REMIC Regular Interest": As defined in the Preliminary Statement.

            "Remittance Report": A report prepared by the Servicer and delivered to the Trustee pursuant to Section 4.07, containing the information attached hereto as Exhibit P.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Account": The account or accounts maintained by the Servicer in respect of an REO Property pursuant to Section 3.13.

            "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

            "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Mortgage Rate on the Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

            "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts
(i) payable pursuant to Section 3.13 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.13 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

            "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.13.

            "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

            "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a FNMA eligible condominium project, (iv) a detached one-family dwelling in a planned unit development, which is not a co-operative, or (v) a mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

            "Residual Certificate":  The Class R Certificates.

            "Residual Interest": The sole Class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

            "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

            "S&P": Standard & Poor's Ratings Services and its successors in interest, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

            "Second Lien Mortgage Loan": Any Mortgage Loan identified as a second lien loan on the applicable Mortgage Loan Schedule.

            "Section 32 Mortgage Loans": As defined in Section 2.04(b)(xlvii).

            "Senior Certificates": The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

            "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Balance as of the last day of the related Collection Period.

            "Senior Specified Enhancement Percentage": On any date of determination thereof, 31.20%.

            "Servicer": Litton Loan Servicing LP, a Delaware limited partnership, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

            "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer or which is 50% or more owned by the Servicer and (ii) which is qualified to service residential mortgage loans.

            "Servicer Event of Termination": One or more of the events described in Section 7.01.

            "Servicer Remittance Date": With respect to any Distribution Date, one Business Day prior to such Distribution Date.

            "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 3.08.

            "Servicing Fee": With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

            "Servicing Fee Rate": With respect to each Mortgage Loan, 0.50% per annum.

            "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

            "Servicing Standard": Shall mean the standards set forth in Section 3.01.

            "Special Servicing Fee": With respect to each Mortgage Loan that is Delinquent 90 or more days, $150 per month payable until the earlier of (i) 18 consecutive months and (ii) the delinquency status of such Mortgage Loan has been reduced to less than 90 days.

            "Startup Day":  As defined in Section 9.01(b) hereof.

            "Stayed Funds": Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

            "Stepdown Date": The later to occur of (x) the Distribution Date in June 2003 and (y) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage.

            "Subordinated Certificates": The Class M-1, Class M-2, Class B, Class BB, Class X and Class R Certificates.

            "Subsequent Overcollateralization Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to the excess, if any of (a) the Pool Balance over (b) the sum of (i) the Certificate Principal Balance of each Class of Offered Certificates and (ii) the Remaining Initial Overcollateralization Amount.

            "Substitution Adjustment Amount": As defined in Section 2.04(d) hereof.

            "Targeted Overcollateralization Amount": As of any Distribution Date, (x) prior to the Stepdown Date, 4.10% of the initial Pool Balance and (y) on and after the Stepdown Date, the lesser of (i) 4.10% of the initial Pool Balance and (ii) the greater of (A) 8.20% of the Pool Balance as of the last day of the related Collection Period and (B) 0.50% of the initial Pool Balance.

            "Tax Matters Person": The tax matters person appointed pursuant to
Section 9.01(e) hereof.

            "Tax Returns": The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust in its capacity as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

            "Telerate Page 3750": The display page currently so designated on the Bridge Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

            "Termination Price":  As defined in Section 10.01(a) hereof.

            "Transferor": Paine Webber Real Estate Securities Inc., a Delaware corporation, or its successor in interest.

            "Transition Cost": Any documented fees, expenses and allocated costs reasonably incurred by a successor Servicer or the Trustee in connection with a transfer of servicing from the Servicer to a successor Servicer.

            "Trigger Event": With respect to any Distribution Date, if the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 45% of the Senior Enhancement Percentage; provided, that if the Certificate Principal Balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 25%.

            "Trust":  The trust created hereunder.

            "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which five REMIC elections are to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof,
(iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) its rights under Section 6.03 and Section 9.03 of the BNC Mortgage Loan Purchase Agreement and Section 6.03 and Section 9.03 of the New Century Mortgage Loan Purchase Agreement, in each case, solely as such rights relate to the Mortgage Loans included in the Trust Fund, (v) its rights under the New Century Corp. Guarantee, solely as such rights relate to the Mortgage Loans included in the Trust Fund, and (vi) the Collection Account, the Distribution Account and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, the Trust Fund specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans before the Cut-off Date.

            "Trustee": The Chase Manhattan Bank, a New York banking corporation, or any successor Trustee appointed as herein provided.

            "Trustee Fee": With respect to any Distribution Date, the product of
(x) one-twelfth of the Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

            "Trustee Fee Rate": With respect to any Distribution Date, 0.0154% per annum.

            "Underwriter": PaineWebber Incorporated, as underwriter with respect to the Offered Certificates.

            "United States Person" or "U.S. Person": (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

            "Unpaid Realized Loss Amount": For any Class B, Class M-1 and Class M-2 Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts applied respect to such Class for all prior Distribution Dates over (y) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

            "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price, if the appraisal is not available; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, if any, and
(ii) the sales price of the related Mortgaged Property.

            "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Offered Certificates shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Offered Certificates then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights. The percentage of all the Voting Rights allocated among the Holders of the Class X Certificate shall be 2%. The Class BB and Class R Certificates shall have no Voting Rights.

            "Weighted Average Net Mortgage Rate": The weighted average (based on Principal Balance) of the Net Mortgage Rates of the Mortgage Loans, expressed as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360-day year.

            "Written Order to Authenticate": A written order by which the Depositor directs the Trustee to issue the Certificates.

            Section 1.02 Accounting.

            Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                   ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS;
                   ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedules, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) its rights under Section 6.03 and Section
9.03 of the BNC Mortgage Loan Purchase Agreement and Section 6.03 and Section
9.03 of the New Century Mortgage Loan Purchase Agreement, in each case, solely as such rights relate to the Mortgage Loans included in the Trust Fund; (v) its rights under the New Century Corp. Guarantee, solely as such rights relate to the Mortgage Loans included in the Trust Fund; (vi) all other assets included or to be included in the Trust Fund; and (vii) all proceeds of any of the foregoing. Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

            In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Trustee, or its designated agent (the "Custodian"), the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

            (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of The Chase Manhattan Bank, as Trustee under the Pooling and Servicing Agreement, dated as of May 1, 2000, among PaineWebber Mortgage Acceptance Corporation IV, Litton Loan Servicing LP, BNC Mortgage Inc., NC Capital Corporation and The Chase Manhattan Bank, Home Equity Asset Backed Certificates, Series 2000-HE-1, without recourse";

            (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

            (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "The Chase Manhattan Bank, as Trustee under the Pooling and Servicing Agreement, dated as of May 1, 2000, among PaineWebber Mortgage Acceptance Corporation IV, Litton Loan Servicing LP, BNC Mortgage Inc., NC Capital Corporation and The Chase Manhattan Bank, Home Equity Asset Backed Certificates, Series 2000-HE-1, without recourse";

            (iv) an original copy of any intervening assignment of Mortgage showing a complete chain of assignments; and (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

            The Trustee agrees to execute and deliver (or cause the Custodian to execute and deliver) to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

            The Servicer shall promptly (and in no event later than thirty days following the Closing Date) submit or cause to be submitted for recording, at the expense of New Century, with respect to New Century Mortgage Loans and BNC, with respect to the BNC Mortgage Loans, and at no expense to the Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Servicer shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

            If any of the documents referred to in Section 2.01(ii), (iii) or
(iv) above has as of the Closing Date been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Servicer in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Servicer, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. The Servicer shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

            Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File which in each case results in a breach by the applicable Originator of its representation and warranty in Section 2.04(b)(xxvi), the Originator shall comply with its obligations respecting such breach pursuant to Section 2.04. If the defect results from the failure to comply by the applicable Originator of its obligations pursuant to Section 6.03 of the related Originator Mortgage Loan Purchase Agreement, the Trustee shall enforce the obligations of such Originator thereunder. If the defect results from the failure of the Servicer to comply with any of its obligations under this Section, the Servicer shall have 120 days to cure such defect or deliver such missing documents within such time period. If the Servicer does not cure such defect or deliver such missing documents within such time period, the Servicer shall indemnify the Trustee, the Depositor and each Certificateholder pursuant to Section 3.26 for all costs, expenses (including attorney's fees), and liabilities incurred by the Trust or the Trustee resulting from such defect.

            The Trustee (or its Custodian) shall cause the Assignments of Mortgage which were delivered in blank to be completed. The Servicer shall cause all Assignments referred to in Section 2.01(iii) hereof and, to the extent necessary, in Section 2.01(iv) hereof to be recorded. The Servicer shall be required to deliver such assignments for recording within 30 days of the Closing Date. The Servicer shall furnish the Trustee, or its designated agent, with a copy of each assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Servicer shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Trustee (or its Custodian) shall cause to be completed such endorsements "Pay to the order of The Chase Manhattan Bank, as Trustee under the Pooling and Servicing Agreement, dated as of May 1, 2000, among PaineWebber Mortgage Acceptance Corporation IV, Litton Loan Servicing LP, BNC Mortgage Inc., NC Capital Corporation and The Chase Manhattan Bank, Home Equity Asset Backed Certificates, Series 2000-HE-1, without recourse."

            In the event of a breach by an Originator of any representations and warranties under the applicable Originator Mortgage Loan Purchase Agreement for which the applicable Originator has an indemnity obligation under Section 9.03 of such Originator Mortgage Loan Purchase Agreement, the Trustee shall enforce such indemnity obligation against such Originator. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in such form, to such extent and at such time as the Trustee would require were it, in its individual capacity, the owner of the affected Mortgage Loan(s).

            The Depositor herewith delivers to the Trustee an executed copy of the Originator Mortgage Loan Purchase Agreements. Section 2.02 ....Acceptance by
Trustee.

            The Trustee acknowledges the receipt of, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

            The Trustee agrees, for the benefit of the Certificateholders, to review (or cause the Custodian to review) each Mortgage File within 60 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and to certify in substantially the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the applicable Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification),
(i) all documents required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (3),
(5), (12) and (17) (in the case of (17), only as to whether there is a prepayment penalty) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee (or the Custodian, as applicable) is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

            Prior to the first anniversary date of this Agreement the Trustee shall deliver (or cause the Custodian to deliver) to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

            If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor and the Servicer. In addition, upon the discovery by the Depositor, the Originators or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by an Originator in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

            The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

            Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.01, 2.02 and 2.04 and preparation and delivery of the certifications in the form of Exhibit F-1 and Exhibit F-2 shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. The fees of the Custodian shall be paid by the Trustee from the Trustee Fee in an amount not to exceed the Custodian Fee.

            The Trustee shall, for the benefit of the Certificateholders, enforce the obligations of the applicable Originator under Section 6.03 and
Section 9.03 of the applicable Originator Mortgage Loan Purchase Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in such form, to such extent and at such time as the Trustee would require were it, in its individual capacity, the owner of the affected Mortgage Loan(s).

            Section 2.03 [Reserved].

            Section 2.04 Representations and Warranties of the Originators; Remedies for Breaches and Document Defects. (a) Each Originator hereby represents and warrants to the Depositor, the Servicer and the Trustee for the benefit of the Certificateholders that as of the Closing Date or as of such date specifically provided in this Section:

            (i) The Originator is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state wherein it owns or leases any material properties or where a Mortgaged Property is located, if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of the applicable Originator Mortgage Loan Purchase Agreement; the Originator had the full corporate power, authority and legal right to hold, transfer and convey the Mortgage Loans to the Transferor and to execute and deliver this Agreement and the applicable Originator Mortgage Loan Purchase Agreement and to perform its obligations hereunder and thereunder; the execution, delivery and performance of this Agreement and the applicable Originator Mortgage Loan Purchase Agreement by the Originator and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized; this Agreement, the applicable Originator Mortgage Loan Purchase Agreement and all agreements contemplated hereby and thereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Originator, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Originator to make this Agreement and the applicable Originator Mortgage Loan Purchase Agreement and all agreements contemplated hereby and thereby valid and binding upon the Originator in accordance with their terms;

            (ii) The consummation of the transactions contemplated by this Agreement and the applicable Originator Mortgage Loan Purchase Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to the applicable Originator Mortgage Loan Purchase Agreement was not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (iii) Neither the execution and delivery of this Agreement or the applicable Originator Mortgage Loan Purchase Agreement, the acquisition or origination of the Mortgage Loans by the Originator, the sale of the Mortgage Loans to the Transferor, the consummation of the transactions contemplated hereby or by the applicable Originator Mortgage Loan Purchase Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement or the applicable Originator Mortgage Loan Purchase Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Trustee to realize on the Mortgage Loans originated by such Originator and included in the Trust Fund, impair the value of the Mortgage Loans, or impair the ability of the Trustee to realize the full amount of any insurance benefits accruing pursuant to the Mortgage Loans;

            (iv) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement and the applicable Originator Mortgage Loan Purchase Agreement. The Originator is solvent and the sale of the Mortgage Loans to the Transferor did not cause the Originator to become insolvent. The sale of the Mortgage Loans to the Transferor was not undertaken with the intent to hinder, delay or defraud any of Originator's creditors;

            (v) There is no action, suit, proceeding or investigation pending or threatened, to the Originator's knowledge, against the Originator, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement or the applicable Originator Mortgage Loan Purchase Agreement, seeking to prevent the consummation of any of the transactions contemplated hereby or thereby or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the applicable Originator Mortgage Loan Purchase Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would be likely to impair materially the ability of the Originator to perform under the terms of this Agreement or the applicable Originator Mortgage Loan Purchase Agreement; (vi) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, the FHA or the VA is required for the execution, delivery and performance by the Originator of or compliance by the Originator with this Agreement, the applicable Originator Mortgage Loan Purchase Agreement or the Mortgage Loans, the delivery of a portion of the Mortgage Files to the Transferor or the sale of the Mortgage Loans to the Transferor or the consummation of the transactions contemplated by this Agreement or the applicable Originator Mortgage Loan Purchase Agreement, or if required, such approval has been obtained prior to the Closing Date;

            (vii) No information, statement, certificate, tape, diskette, report, form, or other document furnished or to be furnished by the Originator pursuant to this Agreement or the applicable Originator Mortgage Loan Purchase Agreement contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

                  (b) Each Originator hereby represents and warrants to the
            Depositor, the Servicer and to the Trustee for the benefit of the Certificateholders, with respect to each Mortgage Loan originated by such Originator, that as of the Closing Date or as of such other applicable date specifically provided in this Section:


            (i) Mortgage Loans as Described. The information set forth in the applicable Mortgage Loan Schedule is complete, true and correct;

            (ii) Payments Current. Except as set forth on the applicable Mortgage Loan Schedule hereto, no payment required under the Mortgage Loan is 30 days or more Delinquent nor has any payment under the Mortgage Loan been 30 days or more Delinquent at any time since the origination of the Mortgage Loan;

            (iii) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest;

            (iv) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Transferor, and which has been delivered to the Custodian or to such other Person as the Transferor shall designate in writing, and the terms of which are reflected in the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, if any, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian or to such other Person as the Transferor shall designate in writing and the terms of which are reflected in the applicable Mortgage Loan Schedule;

            (v) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

            (vi) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to Fannie Mae and Freddie Mac. All individual insurance policies contain a standard mortgagee clause naming the Originator and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee for the benefit of the Certificateholders upon the consummation of the transactions contemplated by this Agreement. The Originator has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Originator;

            (vii) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Originator shall maintain in its possession, available for inspection by the Trustee, the Servicer and the Depositor, and shall deliver to the Trustee, the Servicer or the Depositor upon demand, evidence of compliance with all such requirements;

            (viii) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Originator has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Originator waived any default resulting from any action or inaction by the Mortgagor;

            (ix) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the applicable Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development which is in each case four stories or less, provided, however, that any condominium unit, planned unit development or manufactured housing unit shall conform with the applicable Fannie Mae and Freddie Mac requirements regarding such dwellings and that no Mortgage Loan is secured by a single parcel of real property with a cooperative housing corporation, a log home, a mobile home that does not meet the requirements herein for manufactured housing units or by a mixed-use property, a property in excess of 10 acres, or other unique property types. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes. With respect to any Mortgage Loan secured by a Mortgaged Property improved by a manufactured housing unit, (i) the related manufactured housing unit is permanently affixed to the land, and
      (ii) the related manufactured housing unit and the related land are subject to a Mortgage properly filed in the appropriate public recording office and naming the Originator as mortgagee.

            (x) Valid First and Second Lien. Each Mortgage is a valid and subsisting first lien, in the case of First Lien Mortgage Loans, or second lien, in the case of Second Lien Mortgage Loans, of record on a single parcel of real estate constituting the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time, subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. In no event shall any Mortgage Loan be in a lien position more junior than a second lien. The lien of the Mortgage is subject only to: (1) with respect to second lien Mortgage Loans, the lien of the first mortgage on the Mortgaged Property; (2) the lien of current real property taxes and assessments not yet due and payable; (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Value of the Mortgaged Property set forth in such appraisal; and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

      Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first or second lien and first or second priority security interest, as applicable, on the property described therein and the Originator had the full right to sell and assign the same to the Transferor;

            (xi) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. The Originator reviewed all of the documents that were in its possession relating to each Mortgage Loan and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

            (xii) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

            (xiii) Ownership. At the time of the sale to the Transferor, the Originator was the sole owner and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note. The Mortgage Loan was not assigned or pledged, and the Originator had good, indefeasible and marketable title thereto, and had full right to transfer and sell the Mortgage Loan to the Transferor free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the applicable Originator Mortgage Loan Purchase Agreement and following the sale of each Mortgage Loan, the Transferor owned such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Originator relinquished all rights to possess, control and monitor the Mortgage Loan. The Originator has no right to modify or alter the terms of the sale of the Mortgage Loan and the Originator has no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement and the applicable Mortgage Loan Purchase Agreement;

            (xiv) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and
      (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

            (xv) Loan-to-Value Ratio. No Mortgage Loan has an Loan-to-Value Ratio greater than 90%;

            (xvi) Title Insurance. The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Originator, its successors and assigns, as to the first priority lien or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1) and
      (2) of paragraph (b)(x) of this Subsection 2.04. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator, its successor and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Originator;

            (xvii) No Defaults. There is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Originator nor any of its affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration;

            (xviii) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (xix) Location of Improvements; No Encroachments. All improvements which were considered in determining the Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

            (xx) Origination; Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is as set forth on the applicable Mortgage Loan Schedule. The Mortgage Note is payable in equal monthly installments of principal and interest and, except for the Balloon Mortgage Loans identified on the applicable Mortgage Loan Schedule, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. Unless otherwise specified on the applicable Mortgage Loan Schedule, the Mortgage Loan is payable on the first day of each month;

            (xxi) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (x) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (y) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

            (xxii) Conformance with Agency and Underwriting Standards. The Mortgage Loan was underwritten in accordance with the Underwriting Standards attached to the applicable Originator Mortgage Loan Purchase Agreement. The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and neither the Originator nor the Interim Servicer (as defined in the applicable Originator Mortgage Loan Purchase Agreement) has made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

            (xxiii) Occupancy of the Mortgaged Property. As of the Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Except for those Mortgage Loans set forth on the applicable Mortgage Loan Schedule that are not listed as owner occupied, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

            (xxiv) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (b)(x) above;

            (xxv) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Transferor, the Depositor, or the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (xxvi) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the applicable Originator Mortgage Loan Purchase Agreement, were delivered to the Transferor, or its designee, all in compliance with the specific requirements of the applicable Originator Mortgage Loan Purchase Agreement;

            (xxvii) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project is (i) acceptable to Fannie Mae or Freddie Mac or (ii) located in a condominium or planned unit development project which has received project approval from Fannie Mae or Freddie Mac. The representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been satisfied and remain true and correct;

            (xxviii) Transfer of Mortgage Loans. The Assignment with respect to each Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction;

            (xxix) Due-On-Sale. With respect to each Mortgage Loan, the Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, and to the best of the Originator's knowledge, such provision is enforceable;

            (xxx) Fixed Rate; No Balloon Mortgage Loans. Each Mortgage Loan provides for payment of interest at a fixed rate and, other than as set forth on the applicable Mortgage Loan Schedule, no Mortgage Loan is a Balloon Mortgage Loan.

            (xxxi) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Originator, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan, and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (xxxii) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (xxxiii) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Originator has no knowledge of any such proceedings in the future;

            (xxxiv) Collection Practices; Escrow Deposits. The origination, servicing and collection practices utilized with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, as defined in the applicable Originator Mortgage Loan Purchase Agreement, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Originator have been capitalized under the Mortgage or the Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

            (xxxv) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Originator or by any officer, director, or employee of the Originator or any designee of the Originator or any corporation in which the Originator or any officer, director, or employee had a financial interest at the time of placement of such insurance;

            (xxxvi) No Violation of Environmental Laws. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

            (xxxvii) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified the Originator, and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

            (xxxviii) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser, as defined in the applicable Originator Mortgage Loan Purchase Agreement, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

            (xxxix) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and the applicable Interim Servicer (as defined in the applicable Originator Mortgage Loan Purchase Agreement) has complied with, all applicable law with respect to the making of the Mortgage Loans. The Originator caused the applicable Interim Servicer to maintain such statements in the file maintained for such Mortgage Loan;

            (xl) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

            (xli) Value of Mortgaged Property. The Originator has no knowledge of any circumstances existing that could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Mortgage Loan or to cause the Mortgage Loans to prepay during any period materially faster or slower than similar mortgage loans originated, held or acquired by the Originator generally secured by property located in the same geographical area as the related Mortgaged Property;

            (xlii)No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to the Originator on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Originator, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

            (xliii) [Reserved].

            (xliv)Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Originator to the Transferor, that Originator has full right and authority and was not precluded by law or contract from furnishing such information to the Transferor and the Transferor is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage;

            (xlv) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

            (xlvi) Prepayment Penalty. Each Mortgage Loan is subject to a prepayment penalty as provided in the related Mortgage Note except as set forth on the applicable Mortgage Loan Schedule;

            (xlvii) Section 32 Loans. Unless otherwise specified on the applicable Mortgage Loan Schedule, none of the Mortgage Loans are "High Rate, High Cost" loans or Section 226.32 loans ("Section 32 Loans") as described in Regulation Z of the Truth in Lending Act. However, all
      Section 32 Loans have all necessary and appropriate documentation and such documentation is contained in the related Mortgage File;

            (xlviii) Texas Home Equity Loans. With respect to any Mortgage Loan which is an extension of credit described in Section 50(a)(6), Article XVI of the Texas Constitution, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to such extension of credit which were in effect at the time of the origination of the Mortgage Loan have been complied with. Specifically, without limiting the generality of the foregoing, any fees paid in connection with such Mortgage Loan in order for the Mortgagor to receive a reduced interest rate are not required to be included in the calculation of the aggregate fees pursuant to Section 50(a)(6)(E) of the Texas Constitution; and

            (xlix) Qualified Mortgage. The Mortgage Loan is a qualified mortgage under Section 860G(a)(3) of the Code. (c) Upon discovery or receipt of written notice of any breach of any representation, warranty or covenant in this Section by an Originator which materially adversely affects the value of the Mortgage Loans or the interest therein of the Trustee, on behalf of the Certificateholders (or which materially and adversely affects the value of the applicable Mortgage Loan or the interest therein of the Trustee, on behalf of the Certificateholders, in the case of representations and warranties set forth in Sections 2.04(b)), the Trustee shall promptly notify the Depositor, the applicable Originator and the Servicer of such breach and request that the Originator cure such defect or breach within 90 days from the date the applicable Originator was notified of such breach. If the applicable Originator does not cure such defect or breach in all material respects during such period, the Originator shall (i) with respect to a breach by an Originator of a representation or warranty under Section 2.04(a), repurchase at the Purchase Price all the Mortgage Loans included in the Trust Fund that were originated or acquired by such Originator and that are materially and adversely affected by such breach and (ii) with respect to a breach by an Originator of a representation or warranty with respect to a Mortgage Loan under Section 2.04(b), repurchase at the Purchase Price such Mortgage Loan from the Trust Fund on or prior to the Determination Date following the expiration of such period (subject to Section 2.04(e)). The applicable Originator shall remit the Purchase Price for a repurchased Mortgage Loan to the Servicer for delivery to the Trustee for deposit in the Distribution Account, and the Trustee, upon receipt from the Servicer of such deposit, shall release to the applicable Originator, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse and on a servicing-released basis, as such Originator shall furnish to it and as shall be necessary to vest in such Originator any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above in connection with a breach by an Originator of a representation or warranty under Section 2.04(b), the applicable Originator may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in
      Section 2.04(d).

            It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Depositor and the Trustee on behalf of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that, except for the obligations of the Originators under the Originator Mortgage Loan Purchase Agreements, which shall remain in full force and effect, the obligations of the Originators set forth in this Section to cure, substitute for or repurchase any Mortgage Loan pursuant to this Agreement with respect to a breach of the representations and warranties contained in this Section, constitute the sole remedies under this Agreement in respect of a breach of the representations and warranties contained in this Section.

            (d) Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.04(c) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which an Originator substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by such Originator delivering to the Trustee, for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Trustee (or its Custodian) shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Servicer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee (or its Custodian) shall deliver to the Servicer a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the applicable Originator. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the month of substitution and the applicable Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Trustee shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, and the Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and all applicable representations and warranties thereof set forth in this Section as of the date of substitution.

            For any month in which an Originator substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution. On the date of such substitution, the applicable Originator will remit to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall cause the Custodian to release to such Originator the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as such Originator shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

            (e) Upon discovery by an Originator, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the applicable Originator shall repurchase or, subject to the limitations set forth in Section 2.04(d), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the applicable Originator shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.04(c) and Section 2.04(d). The Trustee shall cause the Custodian to reconvey to the applicable Originator the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty. (f) Each Originator hereby acknowledges and agrees that (i) the assignment by the Transferor to the Depositor pursuant to the Loan Sale Agreement of the Transferor's rights under Section 6.03 and Section 9.03 of the applicable Originator Mortgage Loan Purchase Agreement, solely as it relates to the Mortgage Loans included in the Trust Fund, and (ii) the assignment by the Depositor to the Trustee pursuant to this Agreement of the Depositor's rights under Section 6.03 and Section 9.03 of the applicable Originator Mortgage Loan Purchase Agreement, solely as it relates to the Mortgage Loans included in the Trust Fund, in each case, are valid and effective assignments of such rights for purposes of the applicable Originator Mortgage Loan Purchase Agreement.

            Section 2.05 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby represents, warrants and covenants to the Depositor and to the Trustee for the benefit of the Certificateholders that as of the Closing Date or as of such other applicable date specifically provided in this Section:

            (i) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

            (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the certificate of formation or the partnership agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

            (iii) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

            (iv) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (v) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; (vi) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained; and

            (vii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto. Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

            Section 2.06 Representations and Warranties of the Depositor.

            The Depositor represents and warrants to the Trustee on behalf of the Certificateholders that as of the Closing Date or as of such other applicable date set forth in this Section:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

            (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) No consent, approval, authorization or order of, or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been received or obtained on or prior to the Closing Date;

            (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(1) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (i) the charter or bylaws of the Depositor, or (ii) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (2) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (3) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

            (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

            (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder.

            Section 2.07 Issuance of Certificates and the REMIC Regular
Interests.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it (or the Custodian, as bailee and Custodian of the Trustee) of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class BB, Class X and Class R Certificates) in minimum dollar denominations or $25,000 and integral dollar multiples of $1 in excess. The Class BB, Class X and Class R Certificates are issuable only in minimum Percentage Interests of 25%. The Trustee acknowledges the issuance of the uncertificated REMIC 1 Regular Interests, the uncertificated REMIC 2 Regular Interests, the uncertificated REMIC 3 Regular Interests and the uncertificated REMIC 4 Regular Interests, and declares that it hold such regular interests as assets of REMIC 2, REMIC 3, REMIC 4 and REMIC 5, respectively. The Trustee acknowledges the issuance of the uncertificated Class T5-A1 Interest, and declares that it hold the same on behalf of the Holders of the Class A-1 Certificates. The Trustee acknowledges the issuance of the uncertificated REMIC 5 Components and the Class X/BB Interest, and declares that it holds the same on behalf of the Holders of the Class BB and Class X Certificates. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF THE TRUST FUND

            Section 3.01 Servicer to Act as Servicer.

            The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage servicers, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

            Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders; provided, however, that the Servicer shall not make future advances and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and the Servicer has obtained the prior written consent of the Trustee) the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury Regulations and (y) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with Applicable Regulations, and shall provide to the Mortgagor any reports required to be provided to them thereby. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions, and the Certificateholders' reliance on the Servicer.

            The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

            Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any prepayment penalty or portion thereof required by the terms of the related Mortgage Note unless (i) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such prepayment penalty, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or
(B) the enforceability is otherwise limited or prohibited by applicable law. In the event of a Principal Prepayment in full with respect to any Mortgage Loan, the Servicer shall deliver to the Trustee an Officer's Certificate substantially in the form of Exhibit Q no later than the third Business Day following the immediately succeeding Determination Date with a copy to the Class X Certificateholder. If the Servicer has waived all or a portion of a prepayment penalty relating to a Principal Prepayment in full, other than as provided above, the Servicer shall deliver to the Trustee, within 90 days of the date on which the Principal Prepayment in full is remitted to the Trustee, for deposit into the Distribution Account the amount of such prepayment penalty (or such portion thereof as had been waived) into the Collection Account for distribution in accordance with the terms of this Agreement.

            With respect to each Mortgage Loan which is the subject of a Principal Prepayment, the Trustee shall verify whether such Mortgage Loan was identified on the applicable Mortgage Loan Schedule as being subject to a prepayment penalty and, if such Mortgage Loan is so identified, whether the amount of the prepayment penalty remitted by the Servicer (including any amounts to be remitted by the Servicer pursuant to the last sentence of the preceding paragraph), if any, is consistent with, in the case of a New Century Mortgage Loan, the prepayment penalty that is specified on Exhibit M-1 hereto with respect to such New Century Mortgage Loan, or in the case of a BNC Mortgage Loan, the prepayment penalty that is specified on Exhibit M-2 hereto with respect to such BNC Mortgage Loan. In the event that the Trustee determines that a prepayment penalty received with respect to a Principal Prepayment is inconsistent with the prepayment penalty set forth on Exhibit M-1 or Exhibit M-2, as applicable, and such inconsistency results in the receipt of a reduced prepayment penalty, the Trustee shall provide notice substantially in the form of Exhibit Q to the Depositor of such inconsistency. Within 90 days of the end of each calendar quarter, the Depositor shall remit to the Trustee for deposit in the Distribution Account an amount equal to the difference between the amount of the prepayment penalties received by the Trustee during such quarter and the amount of the prepayment penalties determined in accordance with the description thereof set forth in Exhibit M-1 or Exhibit M-2, as applicable, for the related Mortgage Loans.

            The Trustee shall prepare and deliver to the Depositor and the owner of the Class BB and Class X Certificate, on a monthly basis, a statement substantially in the form of Exhibit Q setting forth the amounts due and received with respect to prepayment penalties. Section 3.02 ....Collection of
Mortgage Loan Payments.

            Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and Applicable Regulations, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 3.03 Realization Upon Defaulted Mortgage Loans.

            In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders.

            In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Regulations and the servicing standards set forth in the FNMA Guide, including, without limitation, advancing funds for the payment of taxes and insurance premiums.

            Notwithstanding the foregoing provisions of this Section 3.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust Fund would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

            (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

            (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

            The cost of the environmental audit report contemplated by this
Section 3.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii).

            If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii). Section 3.04 ....Collection Account and
Distribution Account. (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts. Each Collection Account shall be an Eligible Account.

            The Servicer shall deposit in the Collection Account on a daily basis within two Business Days of receipt, and retain therein, the following payments and collections received or made by it after the Cut-off Date with respect to the Mortgage Loans:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate less the Servicing Fee Rate;

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 3.10 and 3.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

            (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law; and

            (vi) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 3.13.

            Any interest paid on funds deposited in the Collection Account, subject to Section 3.25, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.05(v). The foregoing requirements for deposit into the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment charges that are not prepayment penalties, and assumption fees need not be deposited by the Servicer in the Collection Account.

            (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by the close of business New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in the Collection Account. Amounts in the Distribution Account shall be deemed to be held on behalf of the related REMICs in accordance with the deemed REMIC distributions set forth in Section 4.08.

            (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.25. The Servicer shall give notice to the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof. (d) In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account in respect of REMIC 1:

            (i) any Advances, as required pursuant to Section 4.07;

            (ii) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

            (iii) any prepayment penalties and premiums or amounts in connection with the waiver of such prepayment penalties, in each case, required to be deposited pursuant to Section 3.01;

            (iv) any amounts required to be deposited by the Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer's own funds, without reimbursement therefor; and

            (v) any amounts required to be deposited in the Distribution Account pursuant to Sections 2.04, 3.04, 3.16, 3.23, 3.25 or 4.07.

            (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.25 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

            Section 3.05 Permitted Withdrawals From the Collection Account.

            The Servicer may, from time to time, withdraw from the Collection Account for the following purposes:

            (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to
                  Section 3.04(b) or permitted to be so remitted pursuant to the first sentence of Section 3.04(d);

            (ii) to reimburse itself for Advances and Servicing Advances made pursuant to Section 3.01, 3.03 or 4.07, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent payments of principal and/or interest respecting which any such advance was made;

            (iii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed Advances made pursuant to Section 4.07 to the extent that such amounts are deemed to be Nonrecoverable Advances, and to reimburse itself for such amounts to the extent that such amounts are nonrecoverable from the disposition of REO Property pursuant to Section 3.03 or Section 3.13 hereof;

            (iv)  to reimburse  itself for any amounts paid  pursuant to
                  Section   6.03   (and   not    otherwise    previously
                  reimbursed);

            (v)   to pay to itself  as  servicing  compensation  (a) any
                  interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date) and (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to
                  Section 3.04(ii); and

            (vi) to clear and terminate the Collection Account upon the termination of this Agreement.

            The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

            Section 3.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

            The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Trustee upon request. The Escrow Account shall be an Eligible Account.

            The Servicer shall deposit in the Escrow Account or Accounts on a daily basis within two Business Days of receipt, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 3.07 Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account,
(vii) to clear and terminate the Escrow Account on the termination of this Agreement, or (viii) to transfer to the Collection Account any Insurance Proceeds. As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

            In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

            Section 3.08 Payment of Taxes, Insurance and Other Charges.

            With respect to each First Lien Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or Applicable Regulations. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

            Section 3.09 Transfer of Accounts.

            The Servicer may transfer the Collection Account or the Escrow Account to a different depository institution from time to time. Upon such transfer, the Servicer shall deliver to the Trustee and the Depositor, a certification or letter agreement, as the case may be, as required pursuant to Sections 3.04 and 3.06.

            Section 3.10 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain on the REO Property for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the replacement cost of the improvements which are a part of such property,
(y) public liability insurance and, (z) to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

            Section 3.11 Maintenance of Mortgage Impairment Insurance Policy.

            In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that has a general policy rating of B:VI or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10 and otherwise complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.10, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee.

            Section 3.12 Fidelity Bond, Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond (the "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA MBS Selling and Servicing Guide or by FHLMC in the FHLMC Servicer's Guide. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Trustee.

            Section 3.13 Title, Management and Disposition of REO Property. (a) In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken (pursuant to a limited power of attorney to be provided by the Trustee to the Servicer) in the name of the Trustee, on behalf of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee. (b) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third calendar year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request from the Internal Revenue Service, more than 60 days before the day on which the above-mentioned grace period would otherwise expire, an extension of the above-mentioned grace period, unless the Servicer obtains an Opinion of Counsel, addressed to the Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on "prohibited transactions" as defined in Section 860F of the Code; or (ii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Collection Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.05.

            Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

            The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the file for the related Mortgage Loan that is maintained by the Servicer and copies thereof shall be forwarded by the Servicer to the Trustee upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.

            With respect to each REO Property, the Servicer shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain with respect to all REO Property an REO Account or Accounts in the form of a time deposit or demand account, unless an Opinion of Counsel is obtained by the Servicer to the effect that the classification as a REMIC for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property is held will not be adversely affected by holding such funds in another manner. Such REO Account shall be established with the Servicer or with a commercial bank, a mutual savings bank or a savings and loan association. The creation of any REO Account shall be evidenced by a letter agreement, in the case of an account held by a depository. In either case, an original of such certification or letter agreement shall be furnished to the Trustee upon request.

            The Servicer shall deposit or cause to be deposited, on a daily basis in each REO Account, all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10 hereof and the fees of any managing agent acting on behalf of the Servicer. The Servicer shall have the right to earn interest, if any, on funds deposited in such REO Account. On or before each Determination Date, the Servicer shall withdraw from each REO Account and deposit into the Collection Account the net receipts from the REO Property on deposit in the REO Account and retain any interest.

            The Servicer shall furnish to the Trustee, on each Servicer Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operation statement shall be accompanied by such other information as the Trustee shall reasonably request.

            The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders' interests.

            Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances and Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the REO Account and shall be transferred to the Collection Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Servicer Remittance Date in accordance with Section 4.01.

            Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust
Fund to fail to qualify as a REMIC). Section 3.14 ....Due-on-Sale Clauses;
Assumption and Substitution Agreements.

            When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An Opinion of Counsel at the expense of the Servicer (which expense shall constitute a Servicing Advance) delivered to the Trustee and the Depositor to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (or the Custodian, as the case may be) the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee (or the Custodian, as the case may be) to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

            Section 3.15 [Reserved].

            Section 3.16 Optional Purchases of Mortgage Loans by Servicer.

            The Servicer may, at its option, repurchase a Mortgage Loan which becomes 60 or more days delinquent or for which the Servicer has accepted a deed in lieu of foreclosure. Prior to repurchase pursuant to this Section 3.16, the Servicer shall be required to continue to make Advances pursuant to Section
4.07. The Servicer shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Certificateholders. The Servicer shall purchase such delinquent Mortgage Loan at a price equal to the Purchase Price for such Mortgage Loan. Any such repurchase of a Mortgage Loan pursuant to this Section 3.16 shall be accomplished by deposit in the Distribution Account of the amount of the purchase price. The Trustee shall immediately effectuate the conveyance of such delinquent Mortgage Loan to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer. Section 3.17 ....Trustee to Cooperate;
Release of Files. (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee (or the Custodian as the case may be) two executed copies of a completed "Request for Release" in the form of Exhibit E. Upon receipt of such Request for Release, the Trustee (or the Custodian as the case may be) shall promptly release the related Mortgage File, in trust to (i) the Servicer, or (ii) such other party identified in the related Request for Release. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer shall direct the Trustee in writing to execute an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

            (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee (or the Custodian, as the case may be) of two executed copies of a "Request for Release" in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or the Custodian, as the case may be) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee (or the Custodian, as the case may be) to the Servicer. (c) Subject to
Section 3.01, the Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations,
(iii) removal, demolition or division of properties subject to Mortgages and
(iv) second mortgage subordination agreements. No application for approval shall be considered by the Servicer unless: (w) it has received an Opinion of Counsel, addressed to the Trustee (which opinion shall not be an expense of the Trustee or the Trust Fund) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or cause any REMIC constituting part of the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Master Server. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Master Server pursuant to this paragraph.

            Section 3.18 Servicing Compensation.

            As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan (including REO Properties). The Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, or any other service-related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account and similar items, to the extent collected from Mortgagors. Additionally, the Servicer shall be entitled to the Special Servicing Fee, payable in accordance with Section 4.02.

            Section 3.19 Annual Statement as to Compliance. (a) The Servicer, at its own expense, will deliver to the Trustee and the Depositor, not later than 90 days following the end of the fiscal year of the Servicer which as of the Startup Day ends on the last day of December, commencing in 2000, a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year (or such shorter period in the case of the first such report) and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

            (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

            Section 3.20 Annual Independent Certified Public Accountants' Reports. (a) Not later than 90 days following the end of each fiscal year of the Servicer commencing in 2000, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Trustee and the Depositor a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by FHLMC, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trustee, the Depositor and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trustee.

            (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

            (c) The Trustee shall, on behalf of the Trust Fund, prepare, sign and file with the Securities and Exchange Commission any and all reports, statements and information respecting the Trust which are required to be filed with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Upon the request of the Trustee, each of the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.21 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall provide to the Trustee, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

            Section 3.22 [Reserved].

            Section 3.23 Obligations of the Servicer in Respect of Compensating Interest.

            Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Distribution Account an amount ("Compensating Interest") equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments during the related Prepayment Period and (B) 50% of its aggregate Servicing Fee received in the related Collection Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

            Section 3.24 Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.

            In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to Monthly Payments or Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

            Section 3.25 Investment of Funds in the Collection Account and the Distribution Account. (a) The Servicer may direct any depository institution maintaining the Collection Account and the Trustee may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.25, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account) over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall at the direction of the Servicer:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon actual knowledge by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer. The Servicer shall deliver to the Trustee for deposit in the Distribution Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. All income and gain realized from the investment of funds in the Distribution Account shall be for the benefit of the Trustee. The Trustee shall deposit in the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account.

            (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

            The Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

            Section 3.26 Liability of Servicer; Indemnification. (a) Subject to clause (b) below and Section 6.03, the Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Depositor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standards. The Servicer shall immediately notify the Trustee and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor and/or Certificateholder in respect of such claim. The provisions of this Section 3.26 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

            (b) None of the Depositor, the Servicer, or any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

            The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. None of the Depositor and the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

            Section 3.27 Reports of Foreclosure and Abandonment of Mortgaged Properties.

            On or before the last day of February of each year beginning in 2001, the Servicer shall file the reports of foreclosure and abandonment of any Mortgaged Property required by Section 6050J of the Code with the Internal Revenue Service and provide an Officer's Certificate certifying its compliance with this Section 3.27 to the Trustee. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such
Section 6050J.

                                   ARTICLE IV

                                  FLOW OF FUNDS

            Section 4.01 Interest Distributions.

            On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Interest Remittance Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

            (i) to the Trustee, the Trustee Fee for such Distribution Date;

            (ii) concurrently, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;

            (iii) concurrently, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, pro rata, the applicable Interest Carry Forward Amount for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, respectively;

            (iv) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (v) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (vi) to the Class B Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

            (vii) the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied:

            (A) if a Trigger Event is in effect, to distribute as principal pursuant to Section 4.02(a)(i) hereof and,

            (B) as long as a Trigger Event is not in effect, as described under Section 4.02(b) hereof.

            Section 4.02 Distributions of Principal and Monthly Excess Cashflow Amounts. (a) On each Distribution Date, the Trustee shall make the following distributions in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report), and the calculations required to be made by the Trustee: (i) prior to a Stepdown Date or if a Trigger Event is in effect, from the Principal Distribution Amount for such Distribution Date,

            (A) first to the Holders of Class A-5 Certificates in an amount up to the Class A-5 Lockout Distribution Amount for such Distribution Date, until the Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero and then, sequentially to the Holders of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (without regard to the Class A-5 Lockout Distribution Amount), in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; provided, however, if the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date is greater than the Pool Balance as of the first day of the related Collection Period, pro rata among the Class A Certificates;

            (B) to the Holders of the Class M-1 Certificates, 100% of the remaining Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

            (C) to the Holders of the Class M-2 Certificates, 100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

            (D) to the Holders of the Class B Certificates, 100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class B Certificates has been reduced to zero; and

            (E) any amount of the Principal Distribution Amount remaining after making all of the distributions in Clauses (A), (B), (C) and (D) shall be applied as set forth in Section 4.02(b).

            (ii) on or after a Stepdown Date and as long as a Trigger Event is not in effect:

            (A) the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount will be distributed first to the Class A-5 Certificates in an amount up to the Class A-5 Lockout Distribution Amount for such Distribution Date and then sequentially to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (without regard to the Class A-5 Lockout Distribution Amount), in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; provided, however, if -------- ------- the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date is greater than the Pool Balance as of the first day of the related Collection Period, pro rata among the Class A Certificates; (B) the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (A) above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

            (C) the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in clause (A) above and the amount distributed to the Class M-1 Certificates in clause (B) above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

            (D) the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause (A) above, the amount distributed to the Class M-1 Certificates pursuant to clause
                  (B) above and the amount distributed to the Class M-2 Certificates pursuant to clause (C) above and (y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

            (E) any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses (A), (B), (C) and (D) above shall be applied as set forth in Section 4.02(b).

            (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

            (i) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date, pro rata, among the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates;

            (ii) to pay the remaining Interest Carry Forward Amounts for the Classes of Class A Certificates, if any, pro rata, among the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates;

                  (iii) to pay the Extra Principal Distribution Amount for such
            Distribution Date;

                  (iv) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

                  (v) to pay the remaining Class M-1 Interest Carry Forward
            Amount, if any;

                  (vi) to pay the Class M-1 Realized Loss Amortization Amount
            for such Distribution Date;

                  (vii) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

                  (viii) to pay the remaining Class M-2 Interest Carry Forward
            Amount, if any;

                  (ix) to pay the Class M-2 Realized Loss Amortization Amount
            for such Distribution Date;

                  (x) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class B Certificates;

                  (xi) to pay the remaining Class B Interest Carry Forward
            Amount, if any;

                  (xii) to pay the Class B Realized Loss Amortization Amount for
            such Distribution Date;

                  (xiii) to pay the aggregate amount of any LIBOR Carryover
            Amount to the Class A-1 Certificates, if any;

                  (xiv) to pay any unpaid Special Servicing Fees for such
            Distribution Date or which remain unpaid from any previous Distribution Date;

                  (xv) any remaining Monthly Excess Cashflow Amount and any
            prepayment premiums or penalties collected on the Mortgage Loans during the related Collection Period, to pay the Class BB Certificates, in the following order of priority, (A) the Accrued Certificate Interest for the Class BB Certificates, (B) the remaining Interest Carry Forward Amounts for the Class BB Certificates, and (C) any remaining Monthly Excess Cashflow Amount to reduce the Class BB Amount, until the Class BB Amount has been reduced to zero; and

                  (xvi) any remaining Monthly Excess Cashflow Amount and any remaining prepayment premiums or penalties collected on the Mortgage Loans during the related Collection Period, to pay to the Class X Certificates, the Class X Distributable Amount for such Distribution Date.

            On each Distribution Date, there shall be distributed to the Holders of the Class R Certificates in respect of the Class R-1 Interest, any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01, 4.02(a) and 4.02(b)(i)-(xvi).

            (c) On each Distribution Date, all prepayment premiums and penalties collected during the related Prepayment Period shall be distributed to the Class BB and Class X Certificates in accordance with Section 4.02(b)(xv) and Section 4.02(b)(xvi) above). (d) Any amounts distributed to the Class A-1 Certificates in respect of LIBOR Carryover Amounts pursuant to Section 4.02(b)(xiii) shall first be deemed paid by REMIC 5 to the Class X/BB Interest as a distribution of Monthly Excess Interest Amount, and subsequently paid to the Class A-1 Certificates outside of the REMICs as a payment on a notional principal contract in the nature of a cap contract. (e) Any amounts distributed to the Class BB Certificates pursuant to Section 4.02(b)(xv) and to the Class X Certificates pursuant to Section 4.02(b)(xvi) shall be considered distributed to the Class X/BB Interest in respect of the REMIC 5 Components and then to the Class BB and Class X Certificates pursuant to Section 9.01(m).

            Section 4.03 Allocation of Losses.

            Realized Losses shall be allocated first against the Remaining Initial Overcollateralization Amount and second to the Subsequent Overcollateralization Amount, until the Overcollateralization Amount has been reduced to zero. If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Certificate Principal Balance of the Offered Certificates exceeds the Pool Balance as of the end of the related Collection Period, such excess will be allocated against the Class B, Class M-2 and Class M-1 Certificates, in that order and until the respective Certificate Principal Balances thereof are reduced to zero.

            Section 4.04 Method of Distribution.

            The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such
Certificateholders. Section 4.05 ....Distributions on Book-Entry Certificates.

            Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

            Section 4.06 Statements.

            (a) On each Distribution Date, based, as applicable, on the Mortgage Loan information contained in the Remittance Report, the Trustee shall prepare and post on its website at www.chase.com/SFA, a statement as to the distributions made on such Distribution Date:

                  (i) the amount of the distribution made on such Distribution
            Date to the Holders of each Class of Certificates allocable to principal or reduction of Class BB Amount, separately identified;

                  (ii) the amount of the distribution made on such Distribution
            Date to the Holders of each Class of Certificates allocable to interest or Class X Distributable Amount, separately identified;

            (iii) the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

            (iv) the aggregate amount of servicing compensation received by the Servicer during the related Collection Period;

            (v) the aggregate amount of Advances for the related Collection Period;

            (vi) the Pool Balance at the close of business at the end of the related Collection Period;

            (vii) the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

            (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis,
(d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (ix) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

            (x) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

            (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

            (xii) the aggregate amount of prepayment penalties collected during the related Collection Period and the amounts thereof allocable to the Class BB Certificates and the Class X Certificates;

            (xiii) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

            (xiv) the Certificate Principal Balance, or Class BB Amount, as applicable, of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

            (xv) the Accrued Certificate Interest in respect of each Class of Offered Certificates for such Distribution Date and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

            (xvi) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.23;

            (xvii) the amount of the Trustee Fee paid;

            (xviii) the LIBOR Carryover Amount for the Class A-1 Certificates after giving effect to distributions thereof on such Distribution Date;

            (xix) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

            (xx) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

            (xxi) the Available Funds;

            (xxii) the rate at which interest accrues for each Class of Certificates and the Maximum Rate for such Distribution Date;

            (xxiii) any Liquidation Report for such Distribution Date;

            (xxiv) the aggregate Principal Balance of Mortgage Loans purchased by an Originator or the Servicer during the related Collection Period and indicating the Section of this Agreement requiring or allowing the purchase of each such Mortgage Loan; and

            (xxv) the aggregate Principal Balance of the Mortgage Loans repurchased by the Servicer during the related Collection Period in connection with Section 3.16.

            In the case of information furnished pursuant to subclauses (i) through (iii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date. (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

            Section 4.07 Remittance Reports; Advances.


            (a) On the second Business Day following each Determination Date but in no event less than four Business Days prior to the related Distribution Date, the Servicer shall deliver to the Trustee by telecopy (or by such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date, the Servicer shall forward to the Trustee and the Depositor by overnight mail a computer readable magnetic tape or diskette or in such other medium as may be agreed between the Servicer and the Trustee containing the information set forth in such Remittance Report with respect to the related Distribution Date. Not later than the close of business New York time on the Servicer Remittance Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably request or order in order for the Trustee to perform the calculations necessary to make the distributions contemplated by Section 4.01, 4.02 and 4.03 and to prepare the statements to Certificateholders contemplated by Section
4.06. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

            (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date. For purposes of the preceding sentence, the Monthly Payment on each Balloon Mortgage Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Mortgage Loan.

            On or before the close of business New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance
Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 and 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Trustee will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report. (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan, shall continue until the earlier of such time as the Trust acquires title to the related Mortgaged Property or such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust, or until the recovery of all Liquidation Proceeds thereon.

            (d) Notwithstanding anything herein to the contrary, no Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor and the Trustee. No Advances shall be required to be made by the Servicer hereunder with respect to any REO Property.

            Section 4.08 REMIC Distributions (a) REMIC 5. On each Distribution Date, the timing and amounts of principal and interest distributions and allocations of Applied Realized Loss Amounts and Realized Loss Amortization Amounts (i) on each Class of Offered Certificates (other than the Class A-1 Certificates) shall be as set forth in Section 4.01 and Section 4.02 and (ii) on the Class T5-A1 Interest shall be identical to such timing, amounts and allocations on the Class A-1 Certificates, except that any amount paid in respect of the Class A-1 Certificates as a LIBOR Carryover Amount, whether with respect to the Distribution Date on which such amount is paid or a prior Distribution Date, shall be treated as a distribution by REMIC 5 to the Class X/BB Interest as a Monthly Excess Interest Amount, then as paid by the Class X/BB Interest to the Class A-1 Certificates as a payment from the grantor trust outside of the REMICs. Interest and (in the case of the Class T5-4 Interest) principal shall be distributed to each Class of REMIC 5 Components as follows:
(i) the Class T5-4, Class T5-5, Class T5-6 and Class T5-7 Interests shall be entitled to all distributions on the Class T4-4, Class T4-5, Class T4-6 and Class T4-7 Interests, respectively; and (ii) the Class T5-A1-IO, Class T5-A2-IO, Class T5-A3-IO, Class T5-A4-IO, Class T5-A5-IO, Class T5-M1-IO, Class T5-M2-IO and Class T5-B-IO Interests shall be entitled to a specified portion of interest payments consisting of the excess of interest distributable on each of the Class T4A-1, Class T4A-2, Class T4-A-3, Class T4-A4, Class T4-A5, Class T4-M1, Class T4-M2 and Class T4-B Interests over interest distributable on the Class T5A-1 Interest and the Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Certificates, respectively. Any shortfalls or losses of interest, including (i) any Realized Losses allocated to reduce the Subsequent Overcollateralization Amount and (ii) any excess of the Maximum Rate over the REMIC 2 Pass-Through Rate, will be borne first by the REMIC 5 Components, pro rata based on interest accrued, before being allocated to the Offered Certificates (other than the Class A-1 Certificates) and the Class T5-A1 Interest. Realized Losses allocated to the Class T5-4 Interest will equal Realized Losses allocated to the Class T4-4 Interest pursuant to Section 4.08(b). The Class X/BB Interest shall be deemed to receive the aggregate of the amounts distributable in respect of the REMIC 5 Components, notwithstanding that a portion of such amount is applied to pay the LIBOR Carryover Amount. Amounts deemed distributed in respect of the Class T5-A1 Interest and the REMIC 5 Components (in respect of the Class X/BB Interest) shall be treated as held by the grantor trust portion of the Trust Fund for distribution in accordance with Sections 4.01 and 4.02. Any portion of the Available Funds remaining in REMIC 5 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-5 Interest.

            (b) REMIC 4. On each Distribution Date, the timing and amounts of principal and interest distributions and allocations of Applied Realized Loss Amounts and Realized Loss Amortization Amounts on the Classes of REMIC 4 Regular Interests identified as Corresponding Classes shall be identical to the timing, amounts and allocations in respect of Corresponding Classes of REMIC 5 Regular Interests pursuant to Section 4.08(a). The Class T4-5, Class T4-6 and Class T4-7 Interests shall be entitled to all distributions on the Class T3-5, Class T3-6 and Class T3-7 Interests, respectively. Interest shortfalls and losses allocable to interest will reduce interest payable, first on the Class T4-4 Interest (if then receiving interest), second, on the Class T4-5, Class T4-6 and Class T4-7 Interests, pro rata, third, on the Class T4-B, Class T4-M2 and Class T4-M1 Interests, in that order, and fourth, on the Class T4-A1, Class T4-A2, Class T4-A3, Class T4-A4 and Class T4-A5 Interests, pro rata; provided, that the portion of the interest payable on the Class T4-B, Class T4-M2, Class T4-M1, Class T4-A1, Class T4-A2, Class T4-A2F, Class T4-A4 and Class T4-A5 Interests attributable to the Class T5-A1-IO, Class T5-A2-IO, Class T5-A3-IO, Class T5-A4-IO, Class T5-A5-IO, Class T5-M1-IO, Class T5-M2-IO, Class T5-B-IO Interests shall bear interest shortfalls and losses allocable to interest pro rata and prior to the allocation of any remaining shortfalls to such Interests. Amounts of principal and interest distributed in respect of the Class T4-4 Interest shall equal such amounts distributed to the Class T3-4 Interest, reduced by any allocation of interest shortfalls to the Class T4-4 Interest pursuant to the preceding sentence. Realized Losses allocated to the Class T4-4 Interest will equal Realized Losses allocated to the Class T3-4 Interest pursuant to Section 4.08(c). Amounts in the Distribution Account deemed distributed in respect of the REMIC 4 Regular Interests shall be treated as held by REMIC 5 for distribution in accordance with Sections 4.01 and 4.02. Any portion of Available Funds remaining in REMIC 4 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-4 Interest.

            (c) REMIC 3. On each Distribution Date, the timing and amounts of principal distributions and allocations of Realized Losses on each Class of REMIC 3 Regular Interests shall be identical to the timing, amounts and allocations in respect of the corresponding Classes of REMIC 2 Regular Interests pursuant to Section 4.08(d). For this purpose, the Class T3-1 and Class T3-5 Interests correspond to the Class T2-1 Interest, the Class T3-2 and Class T3-6 Interests correspond to the Class T2-2 Interest, the Class T3-3 and Class T3-7 Interests correspond to the Class T2-3 Interest, and the Class T3-4 Interest corresponds to the Class T2-4 Interest. Interest will accrue on each of the Class T3-1, Class T3-2 and Class T3-3 Interests at the REMIC 3 Pass-Through Rate. Interest will accrue on each of the Class T3-5, Class T3-6 and Class T3-7 Interests at the excess, if any, of the REMIC 2 Pass-Through Rate over the REMIC 3 Pass-Through Rate. Interest will accrue on the Class T3-4 Interest at the Class T1-2 Pass-Through Rate. Any interest shortfalls and losses allocable to interest will be allocated first, to the Class T3-4 Interest (if then receiving interest), second, pro rata, to the Class T3-5, Class T3-6, and Class T3-7 Interests and third, pro rata, to the Class T3-1, Class T3-2 and Class T3-3 Interests. Amounts in the Distribution Account deemed distributed in respect of the REMIC 3 Regular Interests shall be treated as held by REMIC 4 for distribution in accordance with Section 4.08(b). Any portion of Available Funds remaining in REMIC 3 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-3 Interest.

            (d) REMIC 2. On each Distribution Date, the REMIC 2 Regular Interests shall receive distributions of interest and principal equal in the aggregate to amounts distributable pursuant to Sections 4.08(e). Such amounts with respect to interest shall accrue at the REMIC 2 Pass-Through Rate on each REMIC 2 Regular Interest (other than the Class T2-4 Interest) and at the Class T1-2 Pass-Through Rate on the Class T2-4 Interest, reduced by any shortfalls of interest, allocated first to the Class T2-4 Interest (if then receiving interest) and second, pro rata, to the Class T2-1, Class T2-2 and Class T2-3 Interests. Amounts in reduction of principal balance of the REMIC 2 Regular Interests shall be allocated to the Class T2-1, Class T2-2 and Class T2-3 Interests in the aggregate in an amount equal to the Principal Remittance Amount less the excess, if any, of the Overcollateralization Release Amount over the Subsequent Overcollateralization Amount. Such aggregate amount shall be allocated so that the principal balance of the Class T2-1, Class T2-2 and Class T2-3 Interests equal the amounts specified in the definitions thereof in Article
I. The portion of the Principal Remittance Amount equal to the excess, if any, of the Overcollateralization Release Amount over the Subsequent Overcollateralization Amount shall be allocated to reduce the principal balance of the Class T2-4 Interest, until it is reduced to zero. Realized Losses shall be allocated first to the Class T2-4 Interest, until it is reduced to zero, and then pro rata to the Class T2-1, Class T2-2 and Class T2-3 Interests. Such amounts with respect to principal and any Realized Losses with respect to principal shall reduce the principal balances of the REMIC 2 Regular Interests so that, in the aggregate, such balances correspond to the Pool Balance as of the last day of the related Due Period. Amounts in the Distribution Account deemed distributed in respect of the REMIC 2 Regular Interests shall be treated as held by REMIC 3 for distribution in accordance with Section 4.08(c). Any amounts remaining in REMIC 2 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-2 Interest.

            (e) REMIC 1. On each Distribution Date, the REMIC 1 Regular Interests shall receive distributions of interest and principal equal to the Available Funds for such Distribution Date. The Class T1-1 Interest shall bear interest at the REMIC 1 Pass-Through Rate and the Class T1-2 Interest shall bear interest at the Class T1-2 Pass-Through Rate. The Principal Remittance Amount less the excess, if any, of the Overcollateralization Release Amount over the Subsequent Overcollateralization Amount shall be allocated to reduce the principal balance of the Class T1-1 Interest. The portion of the Principal Remittance Amount equal to the excess, if any, of the Overcollateralization Release Amount over the Subsequent Overcollateralization Amount shall be allocated to reduce the principal balance of the Class T1-2 Interest, until it is reduced to zero. Realized Losses shall be allocated first to the Class T1-2 Interest, until it is reduced to zero, and then to the Class T1-2 Interest. Such amounts with respect to principal and any Realized Losses with respect to principal shall reduce the principal balances of the REMIC 1 Regular Interests so that, in the aggregate, such balances correspond to the Pool Balance as of the last day of the related Due Period. Amounts in the Distribution Account deemed distributed in respect of the REMIC 1 Regular Interests shall be treated as held by REMIC 2 for distribution in accordance with Section 4.08(d). Any amounts remaining in REMIC 1 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-1 Interest.

            (f) All prepayment premiums and penalties shall be distributed from REMIC 1 to REMIC 2 in respect of the Class T1-2 Interest, from REMIC 2 to REMIC 3 in respect of the Class T2-4 Interest, from REMIC 3 to REMIC 4 in respect of the Class T3-4 Interest, from REMIC 4 to REMIC 5 in respect of the Class T4-4 and from REMIC 5 to the Class X/BB Interest in respect of the Class T5-4 Interest.

            (g) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 4.08 (other than on the Certificates) are deemed distributions, and distributions of funds from the Distribution Account shall be made only in accordance with Sections 4.01 and 4.02.

            Section 4.09 Class BB Reserve Fund.

            (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class BB Certificates, the Class BB Reserve Fund. The Class BB Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. The Trustee shall make the initial deposit of $90,000 into the Class BB Reserve Fund on the Closing Date from a payment that the Trustee shall receive from the expected purchaser of the Class X Certificates. The Trustee shall distribute the Class BB Reserve Fund only to the holders of the Class BB Certificates and only on a Distribution Date to the extent that there is insufficient cash in the Distribution Account to make the distribution pursuant to Section 4.02(b)(xv)(A) for such Distribution Date.

            (b) Funds in the Class BB Reserve Fund may be invested in Permitted Investments by the Trustee at the direction of the Holder of the Class X Certificates with the greatest Percentage Interest. Any earnings on such amounts shall be included in the Class BB Reserve Fund and any losses shall be chargeable first to amounts held in the Class BB Reserve Fund and second to Holders of the Class X Certificates. The Class BB Reserve Fund is not an asset of any of the REMICs, but rather is beneficially owned by the beneficial owner of the Class X and Class BB Certificates (when the Class X and Class BB Certificates are beneficially owned by one Person) or by the partnership comprised of the Class X and Class BB Certificates (when the Class X and Class BB Certificates are beneficially owned by two or more Persons). The Holders of the Class X Certificates shall direct the Trustee, in writing, as to the investment of amounts on deposit therein. If on any Distribution Date, the balance of the Class BB Reserve Fund exceeds the Class BB Amount, after taking into account distributions made to the Class BB Certificates on such Distribution Date, the excess shall be distributable to the Class X Certificates. Upon termination of the Trust Fund, any amounts remaining in the Class BB Reserve Fund shall be distributed to the Holders of the Class X Certificates. The Class BB Reserve Fund is an "outside reserve fund" within the meaning of the REMIC Provisions.

                                   ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates.

            Each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B, Class BB, Class X, and Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Offered Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral dollar multiples of $1 in excess thereof. The Class BB, Class X and Class R Certificates are issuable only in minimum Percentage Interests of 25%.

            The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Offered Certificates shall be Book-Entry Certificates. The Class BB, Class X and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

            Section 5.02 Registration of Transfer and Exchange of Certificates.
(a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control. (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) the Certificate Owners of each Class of Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advise the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners then the Book-Entry Certificates may be exchanged for Definitive Certificates. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the expense of the Trust, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) Except with respect to the initial transfer of the Private Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit J) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, (such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) (except in the case of a Class R, Class X or Class BB Certificate) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) (except in the case of a Class R, Class X or Class BB Certificate) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

            Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

            (A) an affidavit in the form of Exhibit K hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

            (B) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

            (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

            (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion. (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC hereunder to fail to qualify as a REMIC.

            (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners.

            The Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

            Section 5.05 Appointment of Paying Agent.

            (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and 4.02 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.05 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor and the Rating Agencies.

            (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

            Section 6.01 Liability of the Servicer and the Depositor.

            The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

            The Depositor shall indemnify the Custodian pursuant to Section 26 of the Custodial Agreement. Section 6.02 ....Merger or Consolidation of, or
Assumption of the Obligations of the Servicer or the Depositor.

            Any entity into which the Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer.

            Section 6.03 Limitation on Liability of the Servicer and Others.

            Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor only pursuant to Section 3.05. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

            Section 6.04 Servicer Not to Resign.

            Subject to the provisions of Section 7.01 and Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; and (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

            Section 6.05 Delegation of Duties.

            In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04. The Servicer shall provide the Trustee and the Rating Agencies with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

            The Trustee and the Depositor hereby specifically (i) consent to the pledge and assignment by the Servicer of all the Servicer's right, title and interest in, to and under this Agreement to First Union, for the benefit of certain lenders, and (ii) provided that no Servicer Event of Termination exists, agree that upon delivery to the Trustee by First Union of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint First Union or its designee as successor Servicer, provided that at the time of such appointment, First Union or such designee meets the requirements of a successor Servicer pursuant to Section 7.02(a) and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

                                  ARTICLE VII

                                     DEFAULT

            Section 7.01 Servicer Events of Termination.


            (a) If any one of the following events ("Servicer Events of Termination") shall occur and be continuing:

            (i) (A) The failure by the Servicer to make any Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights; or

            (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

            (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

            (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (v) receipt by the Trustee of a letter of resignation signed by the Servicer and First Union pursuant to that certain Credit Agreement among the Servicer and certain Affiliates of the Servicer, as borrowers, First Union and certain other financial institutions, as lenders, and First Union, as administrative agent (as amended, modified, restated, renewed, replaced or extended from time to time); or

            (vi) Cumulative Realized Losses as a percent of the Senior Enhancement Percentage as of the Closing Date equal or exceed the following:

                                             Percentage of
                                              the Senior
                                              Enhancement
                                             Percentage as
                                            of the Closing

                                                 Date

              May 2000 through April 2003         10%
              May 2003 through April 2004         20%
              May 2004 through April 2005         30%
              May 2005 through April 2006         35%
              May 2006 through April 2007         40%
              May 2007 through April 2008         45%
              May 2008 and thereafter             50%


            (b) Then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 2:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Trustee may terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Advance and assume, pursuant to Section 7.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii), (iv), (v) and (vi) above, the Trustee shall, at the direction of the Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency and the Depositor. On or after the receipt by the Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and Related Documents or otherwise. The Servicer agrees to cooperate with the Trustee (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Trustee of all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or the applicable successor Servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account, any REO Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

            Section 7.02 Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 7.01 or 6.04, the Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates or the ratings that are in effect by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 3.18 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing Fee). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.12 or to indemnify the Trustee pursuant to Section 3.26, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            In the event of a Servicer Event of Termination, notwithstanding anything to the contrary above, the Trustee and the Depositor hereby agree that upon delivery to the Trustee by First Union of a letter signed by the Servicer within ten Business Days of when notification of such event shall have been provided to the Trustee, whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint First Union or its designee as successor Servicer (provided that at the time of such appointment First Union or such designee meets the requirements of a successor Servicer set forth above) and First Union agrees to be subject to the terms of this Agreement.

            (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

            Section 7.03 Waiver of Defaults.

            The Majority Certificateholders may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies. Section 7.04 ....Notification to Certificateholders. (a)
Upon any termination or appointment of a successor Servicer pursuant to this
Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.

            (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination for five Business Days after a Responsible Officer of the Trustee obtains actual knowledge of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured. Such notice shall be given to the Rating Agencies promptly after any such occurrence.

            Section 7.05 Survivability of Servicer Liabilities.

            Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.


                                  ARTICLE VIII

                                   THE TRUSTEE

            Section 8.01 Duties of Trustee.

            The Trustee, prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

            (i) prior to the occurrence of a Servicer Event of Termination, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

            (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

            (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01 or any Servicer Event of Termination unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or the Majority Certificateholders. In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Servicer Event of Termination.

            The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

            The Trustee shall have no duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

            Section 8.02 Certain Matters Affecting the Trustee.


            (a) Except as otherwise provided in Section 8.01:

            (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

            (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 7.02;

            (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with due care; and

            (viii)the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

            Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.


            The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor, the Originators or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), taken in the name of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

            Section 8.04 Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Transferor, the Servicer, the Depositor or their Affiliates.

            Section 8.05 Trustee Fees and Expenses.

            Prior to disbursing the Available Funds, the Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee. The Trustee shall pay from its Trustee Fee the monthly Custodian Fee to the Custodian. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred by the Trustee or such party arising out of or in connection with the acceptance or administration of its duties under this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Trustee of its duties under this Agreement or by reason of the reckless disregard of the Trustee's obligations and duties under this Agreement. In the event that the Trustee is entitled to indemnity from the Trust Fund pursuant to this Section
8.05 and the Trustee is unable to recover any amount owed to the Trustee under this Section 8.05 (such amount, the "Indemnity Deficiency") from the Trust Fund or any other source of indemnity available to the Trustee (including, without limitation, the Servicer, the Originators under the Originator Mortgage Loan Purchase Agreements and New Century Mortgage Corporation under the New Century Corp. Guarantee), the Trustee shall provide written notice to the Depositor of the Trustee's inability to recover such Indemnity Deficiency under this Section
8.05. Within 10 days after receipt of such notice by the Trustee, the Depositor shall pay such Indemnity Deficiency to the Trustee. This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

            Section 8.06 Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a Department of Housing and Urban Development and Federal Housing Administration approved mortgagee, an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "BBB" by S&P and Fitch and a long-term debt rating of at least "A1" or better by Moody's, and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

            Section 8.07 Resignation or Removal of Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If the Depositor or the Servicer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

            The Majority Certificateholders may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08. Section 8.08 ....Successor Trustee.

            Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Rating Agencies, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

            No successor Trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

            Section 8.09 Merger or Consolidation of Trustee.

            Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of
Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 8.10 Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08. The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Rating Agencies and the Servicer.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

            Section 8.11 Limitation of Liability.

            The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 8.12 Trustee May Enforce Claims Without Possession of Certificates. (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            (b) The Trustee shall afford the Depositor, the Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. The Trustee shall cooperate fully with the Servicer, the Depositor and such Certificateholder and shall make available to the Servicer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Depositor, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 8.13 Suits for Enforcement.

            In case a Servicer Event of Termination or other default by the Servicer, the Depositor or any Originator hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 8.14 Waiver of Bond Requirement.

            The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever. Section 8.15 ....Waiver of Inventory,
Accounting and Appraisal Requirement.

            The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                   ARTICLE IX

                              REMIC ADMINISTRATION

            Section 9.01 REMIC Administration.

            (a) The Trustee shall make or cause to be made REMIC elections for each of REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5 as set forth in the Preliminary Statement on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

            (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

            (c) The Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Servicer in fulfilling its duties hereunder. The Servicer shall be entitled to reimbursement of expenses to the extent provided in clause
(i) above from the Collection Account.

            (d) The Trustee shall prepare or cause to be prepared, sign and file or cause to be filed, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

            (e) The Holder of the Class R Certificate holding the largest Percentage Interest shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each REMIC and irrevocably designates the Trustee to act as its attorney-in-fact and agent for such Tax Matters Person for each REMIC. The Trustee, as agent for the Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions. The Holder of any Class R Certificate, by purchasing such Class R Certificate, (A) will be deemed to consent to the appointment of (i) the Holder of the largest Percentage Interest in the Class R Certificates as the Tax Matters Person for each REMIC, and (ii) the Trustee as attorney-in-fact and agent for such Tax Matters Person and (B) agrees to execute any documents required to give effect to (A) above.

            (f) The Trustee, the Servicer, and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Servicer, nor the Holder of any Residual Certificate shall take any action or cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee or the Servicer has advised it in writing that an Adverse REMIC Event could occur. (g) Each Holder of a Residual Certificate shall pay when due its pro rata share of any and all taxes imposed on any REMIC by federal or state governmental authorities. To the extent that such REMIC taxes are not paid by Residual Certificateholders, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in each REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to Holders of the REMIC Regular Interests or the Certificates, as the case may be.

            (h) The Trustee, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC on a calendar year and on an accrual basis.

            (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

            (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

            (k) On or before April 15 of each calendar year beginning in 2001, the Servicer shall deliver to the Trustee and each Rating Agency and the Trustee shall deliver to each Rating Agency an Officer's Certificate stating the Servicer's compliance with the provisions of this Section 9.01.

            (l) The Trustee shall treat the rights of the Class A-1 Certificateholders to receive payments in respect of LIBOR Carryover Amounts as a right in an interest rate cap contract written by the Class X and Class BB Certificateholders, as beneficial owners of the Class X/BB Interest, in favor of the Class A-1 Certificateholders and the Trustee shall account for such as property held separate and apart from the regular interests it holds in REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5. This provision is intended to satisfy the requirements of Treasury regulation Section 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation. For purposes of determining the issue price of the Class T5-A1 Interest, the Trustee shall assume that the interest rate cap contract has a value of zero. On each Distribution Date, to the extent the Class A-1 Certificates receive interest in excess of the Maximum Rate (as defined in the first sentence of the definition thereof), such interest will be treated as paid to the Class X/BB Interest in respect of interest on the REMIC 5 Components, pro rata, and then paid to the Class A-1 Certificates pursuant to an interest rate cap agreement. (m) In the event that the beneficial ownership of the Class BB Certificates and the Class X Certificates is held by a single Person for federal income tax purposes, such Person shall be treated as the beneficial owner of the Class X/BB Interest and the REMIC 5 Components represented thereby and the Class BB Reserve Fund. In the event that beneficial ownership of the Class BB and the Class X Certificates is held by two or more Persons for tax purposes, the Trustee shall treat the Class BB Certificateholders and the Class X Certificateholders as partners in a partnership that owns the Class X/BB Interest and the Class BB Reserve Fund for federal income tax purposes and shall not treat the Class BB and Class X Certificates as an interest in any REMIC created hereunder. By acquiring the Class BB Certificates and the Class X Certificates, the respective Holders will agree to treat the Class BB Certificates and the Class X Certificates in the manner described in the preceding sentence for federal income tax purposes in the event that the beneficial ownership of the Class BB Certificates and the Class X Certificates is separated. In such event, (i) a separate capital account shall be established and maintained for each Holder of a Class BB or Class X Certificate in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv), which shall be credited with income or gain and debited by any expenses or losses and distributions allocable to such Certificates, (ii) the Class BB Certificates shall be allocated income in an amount equal to interest at the Pass-Through Rate thereon and any original issue discount that would be reportable thereon if the Class BB Certificate were a debt instrument issued on the date ownership of the Class BB and Class X Certificates is separated, with a principal balance equal to its Class BB Amount, (iii) the Class X and Class BB Certificates shall be allocated income with respect to all prepayment premiums and penalties in accordance with the allocation of such amounts pursuant to
Section 4.02(b)(xv) and 4.02(b)(xvi), to the extent not allocated pursuant to
Section 9.02(m)(ii) above, (iv) the Class X Certificates shall be allocated all remaining income and any expenses and Realized Losses with respect to the Class X/BB Interest and any income or loss with respect to the Class BB Reserve Fund until the capital account of the Class X Certificates is reduced to zero, and any remaining expenses or losses shall be allocated to the Class BB Certificates, (v) neither the Class BB Certificates nor the Class X Certificates shall be responsible for restoring any deficit to its capital account, (vi) upon termination of the Trust Fund pursuant to Article X, all amounts available for distribution to Holders of the Class BB and Class X Certificates shall be distributed in accordance with their positive capital account balances, first to Class BB until the Class BB Amount and any accrued but unpaid interest are reduced to zero, and then to the Class X Certificates, and (vii) the Trustee shall maintain books and records with respect to the partnership on a calendar year basis (unless a different taxable year shall be required by the Code) and shall prepare or cause to be prepared, and cause the Holder of the largest Percentage Interest of the Class X Certificates to sign and file or cause to be filed all federal and state tax and information returns for the partnership and shall furnish or cause to be furnished Schedule K-1's to the Holders of the Class BB and Class X Certificates at the time required by the Code. Unless otherwise directed by a majority of the Percentage Interests of the Class X and Class BB Interests, the Trustee shall not make an election under Section 954 of the Code. The Holder of the largest Percentage Interest of the Class X Certificates, by acceptance of its Class X Certificate, agrees to act as "tax matters partner" (within the meaning of Section 6231(a)(7) of the Code and to sign and timely file all federal and state partnership tax and information returns prepared by the Trustee pursuant to this Section 9.01(m).

            Section 9.02 Prohibited Transactions and Activities.

            Neither the Depositor, the Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the interests therein other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

            Section 9.03 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

            In the event that any REMIC formed hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

            Section 9.04 REO Property.

            (a) Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trustee hereunder, shall not rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of a tax upon such REMIC. (b) The Servicer shall make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Servicer shall dispose of any REO Property before the close of the third calendar year beginning after the year of its acquisition by the Trust Fund unless the Servicer has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, any REMIC may hold REO Property for a longer period without adversely affecting its REMIC status or causing the imposition of a Federal or state tax upon any REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such longer period as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the applicable period, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the applicable period.

                                   ARTICLE X

                                   TERMINATION

            Section 10.01 Termination.

            (a) The respective obligations and responsibilities of the Originators, the Servicer, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the earliest of (i) the final payment or other liquidation of the last Mortgage Loan in the Trust or (ii) the optional purchase by the Servicer of the Mortgage Loans as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            The Servicer may, at its option, terminate the Mortgage Loans in the Trust Fund and retire the Offered Certificates on the next succeeding Distribution Date upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date by purchasing all of the outstanding Mortgage Loans and REO Properties in the Trust Fund at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loans and REO Properties (the "Termination Price").

            In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.07), which deposit shall be deemed to have occurred immediately following such purchase.

            Any such purchase shall be accomplished by deposit into the Collection Account as part of Available Funds on the Determination Date before such Distribution Date of the Termination Price and the delivery of an opinion of counsel that such termination is a "qualified liquidation" under Section 860F of the Code.

            (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the Servicer, by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

            (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date. (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Class R Certificateholder for payment.

            Section 10.02 Additional Termination Requirements. (a) In the event that the Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or
(ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) The Trustee shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each of REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5 and shall specify such date in the final federal income tax return of each REMIC;

            (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Majority Class R Certificateholder or the Servicer, as applicable, for cash; and

            (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited (A) to the Holders of each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Certificates, the related Certificate Principal Balance, as applicable, plus one month's interest thereon at the applicable Pass-Through Rate, (B) to the Class BB and Class X Certificates in respect of the Class X/BB Interest, the amount of any remaining Monthly Excess Cash Flow Amounts not previously distributed thereon, (C) to the remaining REMIC Regular Interests the amounts allocable thereto pursuant to Section 4.08 and (D) to the Class R Certificateholders, all cash on hand after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

            (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) designate such date of adoption of plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment.

            This Agreement may be amended from time to time by the Originators, the Depositor, the Servicer and the Trustee; and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (i) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Servicer and the Trustee.

            In addition, this Agreement may be amended from time to time by the Originators, the Depositor, the Servicer and the Trustee, with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

            Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in the imposition of a tax on any REMIC constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

            Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Depositor or the Servicer (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this 11.01 Section that affects its rights, duties and immunities under this Agreement or otherwise. Section 11.02 ...Recordation of Agreement; Counterparts.

            To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of the Majority Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument. Section 11.03 ...Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law; Jurisdiction.

            This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

            Section 11.05 Notices.

            All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Trustee, The Chase Manhattan Bank, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services, PaineWebber Mortgage Acceptance Corporation IV Home Equity Asset Backed Certificates, Series 2000-HE-1, or such other address as may hereafter be furnished to the Depositor, the Transferor and the Servicer in writing by the Trustee, (b) in the case of the Depositor, Paine Webber Mortgage Acceptance Corporation IV, Paine Webber Real Estate Securities, Inc., 1285 Avenue of the Americas, New York, New York, Attention: Barbara J. Dawson (telecopy number
(212) 713-7999), or such other address as may be furnished to the Transferor, the Servicer and the Trustee in writing by the Depositor, (c) in the case of the Servicer, Litton Loan Servicing LP, 5373 W. Alabama, Suite 600, Houston, Texas 77056, Attention: Janice McClure, or such other address as may be furnished to the Transferor, the Depositor and the Trustee in writing by the Servicer, (d) in the case of New Century, NC Capital Corporation, 18400 Van Karman, Suite 1000, Irvine, California 92612, Attention: General Counsel, and (e) in the case of BNC, BNC Mortgage Inc., 1063 McGaw Avenue, Irvine, California 92614, Attention:
General Counsel. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

            Section 11.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Article and Section References.

            All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

            Section 11.08 Notice to the Rating Agencies.

            (a) Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

            (i) any material change or amendment to this Agreement;

            (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

            (iii) the resignation or termination of the Servicer or the Trustee;

            (iv) the final payment to Holders of the Certificates of any Class;

            (v) any change in the location of any Account; and

            (vi) if the Trustee is acting as successor Servicer pursuant to
      Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

            (b) In addition, (i) the Trustee shall promptly furnish to each Rating Agency copies of each Statement to Certificateholders described in
Section 4.06 hereof; and (ii) the Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (A)   each   annual   statement   as   to   compliance
            described in Section 3.19 hereof;

                  (B) each annual independent public accountants' servicing
            report described in Section 3.20 hereof; and

                  (C) each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

            Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, 99 Church Street, New York, New York 10005, Attention:
Managing Director, Residential Mortgage-Backed Securities; Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10004, Attention:
Structured Finance Surveillance; and Fitch IBCA, Inc., One State Street, New York, New York 10004, Attention: Structured Finance Surveillance.

            Section 11.09 Further Assurances.

            Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

            Section 11.10 Benefits of Agreement.

            Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement. Section 11.11 ...Acts of Certificateholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate. Section 11.12 ...Third Party Beneficiary. The parties hereto agree that the Custodian is intended and shall have the rights of a third party beneficiary of this Agreement.

            IN WITNESS WHEREOF, the Depositor, each Originator, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                          CORPORATION IV,
                                          as Depositor

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:        Vice President


                                       BNC MORTGAGE INC., as Originator



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       NC CAPITAL CORPORATION, as
                                          Originator

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       LITTON LOAN SERVICING LP, as
                                          Servicer

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK, as
                                          Trustee

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the ____ day of May, 2000 before me, a notary public in and for said State, personally appeared ______________ known to me to be a Vice President of PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the ____ day of May, 2000 before me, a notary public in and for said State, personally appeared ______________ known to me to be a _______________________ of NC Capital Corporation, a California corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the ___ day of May, 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be ____________________ of The Chase Manhattan Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the __ day of May, 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _____________________ of Litton Loan Servicing LP, a Delaware limited partnership, that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such limited partnership executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the __ day of May, 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _____________________ of BNC Mortgage Inc., a Delaware corporation, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 Notary Public

                                   EXHIBIT A-1

                       [FORM OF THE CLASS A-1 CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS A-1


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF (1) A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND (2) THE RIGHT TO RECEIVE LIBOR CARRYOVER AMOUNTS.

Series 2000-HE-1, Class A-1              Original Class Certificate Principal
                                         Balance of the Class A-1 Certificates
Pass-Through Rate:  Variable             as of the Closing Date:  $ 86,000,000

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP

First Distribution Date:  June 26, 2000  Trustee:  The Chase Manhattan Bank

No.                                      Closing Date:  May 25, 2000

[CUSIP:  69573C CY 9]

[ISIN:  US69573CCY93]

[Common Code:  011213731]

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class A-1 Certificate becomes a Definitive Certificate (as defined herein), the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class A-1 Certificates on each Distribution Date will be a rate per annum equal to the sum of one month LIBOR plus the Class A-1 Certificate Margin. Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-1 Pass Through Rate and (ii) the applicable Maximum Rate for such Distribution Date. However, in no event will interest accrue on the Class A-1 Certificates at a rate in excess of 11.00% per annum.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1 Certificates.

            The Class A-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-2

                         [FORM OF CLASS A-2 CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS A-2


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2000-HE-1, Class A-2              Original Class Certificate Principal
                                         Balance of the Class A-2 Certificates
Pass-Through Rate:  8.270%               as of the Closing Date:  $ 42,857,815

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP
First Distribution Date:  June 26, 2000
                                         Trustee:  The Chase Manhattan Bank

No.                                      Closing Date:  May 25, 2000

[CUSIP:  69573C CZ 6]

[ISIN:  US69573CCZ68]

[Common Code:  011213804]

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class A-2 Certificates on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at a rate equal to the Class A-2 Pass Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2 Certificates.

            The Class A-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-3

                         [FORM OF CLASS A-3 CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS A-3


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2000-HE-1, Class A-3              Original Class Certificate Principal
                                         Balance of the Class A-3 Certificates
Pass-Through Rate:  8.580%               as of the Closing Date:  $ 17,000,000

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP
First Distribution Date:  June 26, 2000
                                         Trustee:  The Chase Manhattan Bank
No.
                                         Closing Date:  May 25, 2000
[CUSIP:  69573C DA 0]

[ISIN:  US69573CDA09]

[Common Code:  011213880]


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class A-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class A-3 Certificates on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-3 Certificates during each Interest Accrual Period at a rate equal to the Class A-3 Pass Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-3 Certificates.

            The Class A-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-4

                         [FORM OF CLASS A-4 CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS A-4


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2000-HE-1, Class A-4              Original Class Certificate Principal
                                         Balance of the Class A-4 Certificates
Pass-Through Rate:  8.870%               as of the Closing Date:  $ 10,000,000

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP
First Distribution Date:  June 26, 2000
                                         Trustee:  The Chase Manhattan Bank
No.
                                         Closing Date:  May 25, 2000
[CUSIP:  69573C DB 8]

[ISIN:  US69573CDB81]

[Common Code:  011214134]


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class A-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class A-4 Certificates on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-4 Certificates during each Interest Accrual Period at a rate equal to the Class A-4 Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-4 Certificates.

            The Class A-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-5

                         [FORM OF CLASS A-5 CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS A-5


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2000-HE-1, Class A-5              Original Class Certificate Principal
                                         Balance of the Class A-5 Certificates
Pass-Through Rate:  8.320%               as of the Closing Date:  $ 21,021,742

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP
First Distribution Date:  June 26, 2000
                                         Trustee:  The Chase Manhattan Bank
No.
                                         Closing Date:  May 25, 2000
[CUSIP:  69573C DC 6]

[ISIN:  US69573CDC64]

[Common Code:  011214207]

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class A-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-5 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class A-5 Certificates on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-5 Certificates during each Interest Accrual Period at a rate equal to the Class A-5 Pass-Through Rate.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-5 Certificates.

            The Class A-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                    EXHIBIT B

                          [FORM OF CLASS B CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                            SERIES 2000-HE-1, CLASS B

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      EXCEPT AS PROVIDED IN SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT." EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2000-HE-1, Class B                Original Class Certificate Principal
                                         Balance of the Class B Certificates as
Pass-Through Rate:  9.500%               of the Closing Date:
                                         $ 6,287,188

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP
First Distribution Date: June 26, 2000
                                         Trustee: The Chase Manhattan Bank
No.
                                         Closing Date:  May 25, 2000
[CUSIP:  68573C DF 9]

[ISIN:  US69573CDF95]

[Common Code:  011214282]

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      This Certificate is issued on May 25, 2000, and based on its issue price of 98.09461% of the Initial Pool Balance, including accrued interest, and a stated redemption price at maturity equal to its initial Certificate Principal Amount, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting 100% of the Prepayment Assumption (as defined in the Prospectus Supplement dated May 22, 2000 with respect to the offering of the Class A, Class M and Class B Certificates) used to price this Certificate: (i) the amount of OID as a percentage of its Initial Certificate Principal Amount is approximately 1.90539%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.98%. There is no short first accrual period.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class B Certificates) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class B Certificates on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on this Certificate during each Interest Accrual Period at a rate equal to the lesser of (i) the per annum rate specified above and (ii) the applicable Maximum Rate for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B Certificates.

            The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A, Class M-1 and Class M-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May ___, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

           This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-1

                          [FORM OF CLASS R CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                            SERIES 2000-HE-1, CLASS R


      THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN FIVE SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF
      SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

Series 2000-HE-1, Class R                Servicer:  Litton Loan Servicing LP

Date of Pooling and Servicing Agreement Trustee: The Chase Manhattan Bank and Cut-off Date: May 1, 2000
                                         Closing Date:  May 25, 2000
First Distribution Date: June 26, 2000

No.

Percentage Interest:

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _______________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The beneficial owner of this Class R Certificate, by purchasing such Class R Certificate, (A) is deemed to consent to the appointment of (i) the holder of the largest Percentage Interest in the Class R Certificates as the Tax Matters person for the REMICs comprising the Trust Fund, and (ii) the Trustee as attorney-in-fact and agent for each such Tax Matter Person and (B) agree to execute any documents required to give effect to (A) above.

            The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Trustee and the Certificate Registrar the facts surrounding the transfer, or (ii) that the Trustee and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or any federal, state or local law which is to a material extent similar to the foregoing provisions of ERISA or the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. The Trustee shall require the prospective transferee of any Certificate to certify that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets").

            The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class R Certificates referred to in the within-mentioned Agreement.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-2

                         [FORM OF CLASS M-1 CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS M-1


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      EXCEPT AS PROVIDED IN SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT." EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2000-HE-1, Class M-1              Original Class Certificate Principal
                                         Balance of the Class M-1 Certificates
Pass-Through Rate:  8.830%               as of the Closing Date:  $ 10,478,647

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP

First Distribution Date: June 26, 2000   Trustee: The Chase Manhattan Bank

No.                                      Closing Date: May 25, 2000

[CUSIP:  69573C DD 4]

[ISIN:  US69573CDD48]

[Common Code:  011214215]

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class M-1 Certificates on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on this Certificate during each Interest Accrual Period at a rate equal to the lesser of (i) the per annum rate specified above and (ii) the applicable Maximum Rate for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

            The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.

Dated: May __, 2000

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-3

                         [FORM OF CLASS M-2 CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS M-2


      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the trustee or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      EXCEPT AS PROVIDED IN SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT." EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2000-HE-1, Class M-2              Original Class Certificate Principal
                                         Balance of the Class M-2 Certificates
Pass-Through Rate:  9.270%               as of the Closing Date:  $ 7,335,053

Date of Pooling and Servicing Agreement Denomination: $ and Cut-off Date: May 1, 2000
                                         Servicer:  Litton Loan Servicing LP

First Distribution Date: June 26, 2000   Trustee: The Chase Manhattan Bank

No.                                      Closing Date:  May 25, 2000

[CUSIP:  69573C DE 2]

[ISIN:  US69573CDE21]

[Common Code:  011214231]

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first and second mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Pass-Through Rate on the Class M-2 Certificates on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on this Certificate during each Interest Accrual Period at a rate equal to the lesser of (i) the per annum rate specified above and (ii) the applicable Maximum Rate for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

            The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A and Class M-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.

Dated: May __, 2000

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

Date of authentication: May __, 2000

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-4

                         [FORM OF CLASS X CERTIFICATES]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                            SERIES 2000-HE-1, CLASS X


      [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN CERTAIN "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), SUBJECT TO THE OBLIGATION TO PAY LIBOR CARRYOVER AMOUNTS.]

      THIS CLASS X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE, OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS TO A MATERIAL EXTENT SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE WILL BE REGISTERED.

Series 2000-HE-1, Class X                Servicer:  Litton Loan Servicing LP

Date of Pooling and Servicing Agreement Trustee: The Chase Manhattan Bank and Cut-off Date: May 1, 2000
                                         Closing Date:  May 25, 2000
First Distribution Date: June 26, 2000

No.

Percentage Interest:

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class X Certificates the aggregate initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof. If the Class X Certificates and all Class BB Certificates are held by the same person, this Certificate represents direct beneficial interest in the Class X/BB Interest, which represents the regular interests consisting of the REMIC 5 Components. If this Certificate and any Class BB Certificate are held by different persons, this Certificate represents a partnership interest in a partnership that holds the Class X/BB Interest.

            The Class X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Trustee and the Certificate Registrar the facts surrounding the transfer, or (ii) that the Trustee and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or any federal, state or local law which is to a material extent similar to the foregoing provisions of ERISA or the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. The Trustee shall (unless the next succeeding paragraph applies) require the prospective transferee of any Certificate to certify that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets").

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated: May __, 2000

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-5

                         [FORM OF CLASS BB CERTIFICATE]

                      HOME EQUITY ASSET BACKED CERTIFICATES
                           SERIES 2000-HE-1, CLASS BB


      [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN CERTAIN "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), SUBJECT TO THE OBLIGATION TO PAY LIBOR CARRYOVER AMOUNTS.]

      THIS CLASS BB CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS BB CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS BB CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE, OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS TO A MATERIAL EXTENT SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE WILL BE REGISTERED.

Series 2000-HE-1, Class BB               Original Class BB Amount as of the
                                         Closing Date:
Date of Pooling and Servicing Agreement
and Cut-off Date:  May 1, 2000           Denomination: $________ (Class BB
                                         Amount)
First Distribution Date: June 26, 2000
                                         Servicer:  Litton Loan Servicing LP

No.                                      Trustee:  The Chase Manhattan Bank

                                         Closing Date:  May 25, 2000

                      HOME EQUITY ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional one- to four-family first mortgage loans formed and sold by

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, THE SERVICER, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that __________________________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the Original Class BB Amount) in that certain beneficial ownership interest evidenced by all the Class BB Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among PaineWebber Mortgage Acceptance Corporation IV (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), BNC Mortgage Inc., NC Capital Corporation, the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date in the case of the first Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class BB Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class BB Certificates the aggregate initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class BB Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof. If the Class BB Certificates and all Class X Certificates are held by the same person, this Certificate represents direct beneficial interest in the Class X/BB Interest, which represents the regular interests consisting of the REMIC 5 Components. If this Certificate and any Class X Certificate are held by different persons, this Certificate represents a partnership interest in a partnership that holds the Class X/BB Interest.

            The Class BB Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Trustee and the Certificate Registrar the facts surrounding the transfer, or (ii) that the Trustee and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or any federal, state or local law which is to a material extent similar to the foregoing provisions of ERISA or the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. The Trustee shall require the prospective transferee of any Certificate to certify that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets").

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  May __, 2000

                              THE CHASE MANHATTAN BANK, as Trustee


                              By:_________________________________
                                    Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class BB Certificates referred to in the within-mentioned Agreement.

Dated: May __, 2000

                              THE CHASE MANHATTAN BANK, as Certificate
                              Registrar


                              By:_____________________________________
                                    Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) Minor)
TEN ENT  -  as tenants by the entireties                     under Uniform
                                                             Gifts to Minors Act

JT TEN   -  as joint tenants with right                      -----------------
            if survivorship and not as                            (State)
            tenants in common

            Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
________________________________________________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated:


                                    _____________________________________
                                    Signature by or on behalf of assignor


                                    _____________________________________
                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT D-1

                  MORTGAGE LOAN SCHEDULE OF BNC MORTGAGE LOANS

The Mortgage Loan Schedule of BNC Mortgage Loans is available upon request of The Chase Manhattan Bank, as Trustee, at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

                                   EXHIBIT D-2

                   MORTGAGE LOAN SCHEDULE OF NC MORTGAGE LOANS

The Mortgage Loan Schedule of NC Mortgage Loans is available upon request of The Chase Manhattan Bank, as Trustee, at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

                                    EXHIBIT E

                           FORM OF REQUEST FOR RELEASE

To:   [Trustee][Custodian]

Re: Pooling and Servicing Agreement dated as of May 1, 2000 among PaineWebber Mortgage Acceptance Corporation IV, as depositor, BNC Mortgage Inc., as originator, NC Capital Corporation, as originator, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee.

      All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement (the "Agreement") referenced above.

      In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------

______   1. Mortgage Paid in Full

______   2. Foreclosure

______   3. Substitution

______   4. Other Liquidation (Repurchases, etc.)

______   5. Nonliquidation                    Reason:___________________________

                                              By: ______________________________
                                                     (authorized signer)

                                              Issuer:  _________________________

                                              Address: _________________________

                                                       _________________________

                                              Date:  ___________________________


Custodian:
---------

U.S. Bank National Association

Please acknowledge the execution of the above request by your signature and date below:



__________________________________            __________________________________
Signature                                     Date

Documents returned to Custodian:

__________________________________            __________________________________
Custodian                                     Date

                                   EXHIBIT F-1

                          FORM OF INITIAL CERTIFICATION

                                                     ___________________________
                                                                Date




[To be addressed to the Trustee of record]

      Re: Custodial Agreement, dated as of May 1, 2000 (the "Custodial Agreement"), among The Chase Manhattan Bank, as trustee, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as custodian (the "Custodian") with respect to Home Equity Asset Backed Certificates, Series 2000-HE-1.

Ladies and Gentlemen:

      In accordance with Section 2 of the Custodial Agreement, the Custodian hereby certifies that: (i) all documents required to be delivered to it pursuant to Section 2 of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (3), (5), (12) and (17) (in the case of (17), only as to whether there is a prepayment penalty) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

      Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is subject in all respects to the terms of Section 2 of the Custodial Agreement and the Custodial Agreement sections cross-referenced therein.

                                         U.S. BANK NATIONAL ASSOCIATION
                                         as Custodian


                                         By: ___________________________________
                                             Name:
                                             Title:

                                   EXHIBIT F-2

                           FORM OF FINAL CERTIFICATION


                                                   _____________________________
                                                               Date



[To be addressed to the Trustee of record]

      Re: Custodial Agreement, dated as of May 1, 2000 (the "Custodial Agreement"), among The Chase Manhattan Bank, as trustee, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as custodian (the "Custodian") with respect to Home Equity Asset Backed Certificates, Series 2000-HE-1.

Ladies and Gentlemen:

      In accordance with Section 2 of the Custodial Agreement, the Custodian hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents listed in Section 2 of the Custodial Agreement.

      The Custodian hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Custodial Agreement.


                                         U.S. BANK NATIONAL ASSOCIATION
                                         as Custodian

                                         By: ___________________________________
                                             Name:
                                             Title:

                                   EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE



PaineWebber Mortgage Acceptance Corporation IV
1285 Avenue of the Americas
New York, New York 10019


            Re:   Home Equity Asset Backed Certificates, Series 2000-HE-1
                  -------------------------------------------------------

Ladies and Gentlemen:

            Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of May 1, 2000, among PaineWebber Mortgage Acceptance Corporation IV, as depositor, BNC Mortgage Inc., as originator, NC Capital Corporation, as originator, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"), we hereby acknowledge the receipt of the original Mortgage Note (a copy of which is attached hereto as Exhibit 1) with any exceptions thereto listed on Exhibit 2.


                                       THE CHASE MANHATTAN BANK
                                           as Trustee


                                       By:______________________________________
                                           Name:
                                           Title:

                                    EXHIBIT G

                               LOAN SALE AGREEMENT

                [SEE ITEM #11 ON THE CLOSING DOCUMENT CHECKLIST]

                                    EXHIBIT H

                                   [RESERVED]

                                    EXHIBIT I

                          FORM OF ERISA REPRESENTATION



PaineWebber Mortgage Acceptance Corporation IV
1285 Avenue of the Americas
New York, New York 10019


            Re:   Home Equity Asset Backed Certificates, Series 2000-HE-1
                  -------------------------------------------------------

Ladies and Gentlemen:

            1. The undersigned is the ______________________ of (the
"Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

            2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "Depositor"), BNC Mortgage Inc., as originator, NC Capital Corporation, as originator, Litton Loan Servicing LP, as servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

            3. [With respect to the Class M-1, Class M-2 and Class B Certificates only] The Transferee either (x) (1) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Transferee is an insurance company, such Transferee is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code or Similar Law and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

            3. [With respect to the Class X, Class R and Class BB Certificates only] The Transferee is not an employee benefit plan subject to Section 406 or
Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan.

            Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

            IN WITNESS WHEREOF, the Transferee has executed this certificate.


                                         _______________________________________
                                         [Transferee]


                                         By:____________________________________
                                            Name:
                                            Title:

                                    EXHIBIT J

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                     [DATE]



PaineWebber Mortgage Acceptance Corporation IV
1285 Avenue of the Americas
New York, New York 10019

The Chase Manhattan Bank
450 West 33rd Street
14th Floor
New York, NY 10001

            Re:   Home Equity Asset Backed Certificates, Series 2000-HE-1
                  -------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the Home Equity Asset Backed Certificates, Series 2000-HE-1 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, a plan that is subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code"), as amended, or any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code nor are we acting on behalf of any such plan, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        [NAME OF TRANSFEREE]


                                         By:____________________________________
                                                   Authorized Officer

                       FORM OF RULE 144A INVESTMENT LETTER

                                     [DATE]



PaineWebber Mortgage Acceptance Corporation IV
1285 Avenue of the Americas
New York, New York 10019

The Chase Manhattan Bank
450 West 33rd Street
14th Floor
New York, NY 10001


            Re:   Home Equity Asset Backed Certificates, Series 2000-HE-1
                  -------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the Home Equity Asset Backed Certificates, Series 2000-HE-1 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, a plan that is subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code"), as amended, or any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code nor are we acting on behalf of any such plan, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                         Very truly yours,

                                         [NAME OF TRANSFEREE]


                                         By:____________________________________
                                                   Authorized Officer

                                                          ANNEX 1 TO EXHIBIT J
                                                          --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

----------

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking
            institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan
            association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___   Broker-dealer.   The  Buyer  is  a  dealer  registered
            pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___   Investment   Advisor.   The  Buyer  is  an  investment
            advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small
            business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___   Business  Development  Company.  Buyer  is a  business
            development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                         _______________________________________
                                                  Print Name of Buyer


                                         By:____________________________________
                                            Name:
                                            Title:

                                         Date:__________________________________

                                                          ANNEX 2 TO EXHIBIT J
                                                          --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies
            which owned in the aggregate $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                         _______________________________________
                                             Print Name of Buyer or Adviser


                                         By:____________________________________
                                            Name:
                                            Title:

                                         Date:__________________________________









                                         IF AN ADVISER:

                                         _______________________________________
                                                   Print Name of Buyer

                                         Date:__________________________________

Exhibit 1

Exhibit 2

                                    EXHIBIT K

                 FORM OF CLASS R CERTIFICATE TRANSFER AFFIDAVIT

             HOME EQUITY ASSET BACKED CERTIFICATES, SERIES 2000-HE-1


STATE OF               )
                       ) ss.:
COUNTY OF              )


      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among PaineWebber Mortgage Acceptance Corporation IV, as depositor, BNC Mortgage Inc., as originator, NC Capital Corporation, as originator, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit K to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      8.    The Transferee's taxpayer identification number is ____________.

      9.    The  Transferee  is a U.S.  Person  as  defined  in  Code  Section
7701(a)(30).

      10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      11. The Transferee is not an employee benefit plan that is subject to
Section 406 of ERISA, a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of such a plan.

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of __________, 20__.


                                    [NAME OF TRANSFEREE]


                                    By:________________________________________
                                       Name:
                                       Title

[Corporate Seal]

ATTEST:

__________________________
[Assistant] Secretary

      Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of __________, 20__.



                                          ______________________________________
                                                      NOTARY PUBLIC

                                          My Commission expires the _____ day of
                                          _______________, 20__.

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE

                                     [DATE]


PaineWebber Mortgage Acceptance Corporation IV
1285 Avenue of the Americas
New York, New York 10019


            Re:   Home Equity Asset Backed Certificates, Series 2000-HE-1
                  -------------------------------------------------------

Ladies and Gentlemen:

      In connection with our disposition of the Home Equity Asset Backed Certificates, Series 2000-HE-1 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of a Class [ ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of a Class [ ] Certificate is to impede the assessment or collection of tax.


                                         Very truly yours,

                                         [________________________________]


                                         By:____________________________________

                                   EXHIBIT M-1

               PREPAYMENT PENALTIES FOR NEW CENTURY MORTGAGE LOANS


loan_nbr           prop_state        prepay_pen      desc
--------           ----------        ----------      ----

289537                 NM                 N
298262                 SC                 N
299671                 OR                 Y          6M20/60
304369                 CA                 Y          6M20/36
304743                 KS                 Y          6M20/36
306912                 CA                 Y          6M20/60
307600                 TX                 N
310133                 OR                 Y          6M20/60
311478                 MA                 Y          MASS/36
312269                 KS                 Y          6M20/36
312360                 FL                 Y          6M20/60
312612                 AL                 N
314389                 TX                 N
316103                 MI                 Y          1PBAL/36
316115                 OH                 Y          1POR/60
316236                 CA                 Y          6M20/60
318000                 CA                 N
318416                 FL                 Y          6M20/36
318709                 VA                 Y          6M20/60
318852                 KS                 Y          6M20/36
319023                 MA                 Y          MASS/36
319541                 MA                 Y          MASS/36
320677                 OH                 Y          1POR/60
320720                 TN                 Y          6M20/60
320893                 MA                 Y          MASS/36
321397                 NC                 Y          6M20/36
321667                 CA                 Y          6M20/36
321834                 IA                 N
322169                 OH                 Y          1POR/60
322444                 SC                 N
322621                 TX                 N
322784                 TX                 N
323009                 TX                 N
323050                 IL                 N
323358                 GA                 Y          6M20/36
323446                 OR                 Y          6M20/60
323588                 CA                 Y          6M20/36
323637                 OH                 Y          1POR/60
324019                 TX                 N
324106                 CA                 Y          6M20/60
324171                 IL                 N
324324                 TX                 N
324603                 CA                 Y          6M20/60
324659                 UT                 N
325001                 IL                 N
325114                 CA                 Y          6M20/60
325443                 CA                 Y          6M20/60
325592                 TX                 N
325602                 NJ                 N
326088                 IN                 Y          6M20/24
326228                 OH                 Y          1POR/60
326311                 MA                 Y          MASS/36
326442                 CA                 Y          6M20/60
326448                 CO                 Y          6M20/60
326453                 CA                 Y          6M20/60
326675                 GA                 Y          6M20/60
326826                 FL                 Y          6M20/60
326839                 FL                 Y          6M20/60
326967                 GA                 Y          6M20/24
326978                 TX                 N
326981                 TX                 N
327043                 HI                 Y          6M20/60
327146                 GA                 Y          6M20/60
327200                 IA                 N
327371                 NC                 N
327460                 FL                 N
327527                 TX                 N
327544                 LA                 Y          6M20/60
327576                 VA                 Y          1P20C/60
327633                 IN                 Y          6M20/48
327688                 FL                 Y          6M20/60
327751                 CA                 Y          6M20/60
327802                 NC                 N
327844                 MI                 Y          2PAV6/36
327933                 FL                 Y          6M20/60
327947                 MN                 Y          2O2REF/42
328006                 PA                 N
328007                 PA                 Y          6M20/36
328033                 AZ                 Y          6M20/24
328051                 CA                 Y          6M20/60
328209                 SC                 Y          6M20/60
328306                 FL                 Y          6M20/24
328318                 WA                 Y          6M20/60
328386                 SC                 N
328523                 TX                 N
328568                 TX                 N
328592                 CA                 Y          6M20/60
328610                 TX                 N
328627                 TX                 N
328638                 TX                 N
328667                 CA                 Y          6M20/36
328860                 NC                 N
328921                 TX                 N
328992                 IN                 Y          6M20/60
329085                 AZ                 Y          6M20/60
329125                 TX                 N
329176                 SC                 N
329209                 CA                 Y          6M20/60
329222                 MS                 N
329299                 OH                 Y          1POR/60
329312                 WA                 Y          6M20/60
329353                 OH                 Y          1POR/60
329364                 CA                 Y          6M20/60
329392                 GA                 Y          6M20/60
329484                 CA                 Y          6M20/36
329487                 NV                 Y          6M20/60
329500                 TX                 Y          6M20/24
329605                 CA                 Y          6M20/60
329616                 TX                 N
329711                 NC                 N
329783                 AZ                 Y          6M20/60
329809                 TX                 N
329822                 OH                 Y          1P20/24
329896                 PA                 N
329908                 CA                 Y          6M20/60
330113                 TX                 N
330120                 TX                 N
330222                 FL                 Y          6M20/60
330350                 MD                 Y          2M33/36
330378                 NC                 N
330386                 TX                 N
330424                 GA                 Y          6M20/60
330499                 FL                 Y          6M20/60
330508                 MA                 Y          MASS/24
330550                 GA                 Y          6M20/60
330564                 MI                 Y          1P20C/36
330586                 TX                 N
330588                 TX                 Y          2M20/60
330598                 TX                 N
330643                 CA                 Y          6M20/12
330670                 TX                 N
330673                 TX                 N
330681                 WA                 Y          6M20/60
330693                 TX                 N
330722                 AZ                 Y          6M20/60
330778                 SC                 N
330797                 PA                 Y          6M20/60
330922                 UT                 Y          6M20/60
330958                 CA                 Y          6M20/60
330981                 TX                 N
331116                 FL                 Y          6M20/60
331190                 UT                 N
331220                 ME                 N
331226                 OH                 Y          1POR/60
331255                 NM                 N
331258                 TX                 N
331302                 LA                 Y          6M20/60
331365                 CA                 Y          6M20/60
331367                 OR                 N
331382                 IN                 Y          6M20/60
331428                 MI                 Y          1P20C/36
331497                 WV                 Y          1P20C/36
331659                 CA                 Y          6M20/60
331747                 NH                 Y          6M20/24
331748                 CT                 Y          6M20/60
331750                 IL                 N
331753                 TX                 N
331762                 TX                 N
331779                 MO                 N
331781                 NV                 Y          6M20/36
331793                 CA                 Y          6M20/60
331797                 TX                 N
331804                 MO                 Y          2P20C/36
331928                 OH                 Y          1POR/60
331955                 CO                 Y          6M20/60
331971                 AZ                 Y          6M20/60
332022                 FL                 Y          6M20/60
332056                 TX                 N
332084                 ME                 N
332098                 PA                 Y          6M20/60
332117                 OH                 Y          1POR/60
332125                 AZ                 Y          6M20/60
332168                 TX                 Y          6M20/60
332242                 NC                 N
332278                 IL                 N
332301                 FL                 Y          6M20/60
332331                 CT                 Y          2PAV6/36
332355                 CA                 Y          6M20/60
332383                 WA                 Y          6M20/24
332393                 IA                 N
332433                 CA                 Y          6M20/60
332445                 IL                 N
332447                 CA                 Y          6M20/60
332463                 NM                 N
332467                 HI                 Y          6M20/60
332479                 TX                 N
332488                 IL                 N
332495                 IL                 N
332568                 TX                 N
332570                 CA                 Y          6M20/60
332576                 TX                 N
332588                 IL                 N
332621                 OK                 Y          6M20/60
332641                 TX                 N
332681                 TX                 N
332707                 CA                 Y          6M20/60
332767                 IL                 N
332770                 MN                 N
332780                 IL                 N
332783                 IL                 N
332786                 IL                 N
332791                 MO                 Y          2PAV6/60
332809                 FL                 Y          6M20/24
332827                 OH                 Y          1POR/60
332853                 PA                 N
332886                 TX                 N
332913                 WA                 Y          6M20/60
332932                 OK                 Y          6M20/60
332943                 MO                 Y          2PAV6/24
332961                 CA                 Y          6M20/60
332964                 NC                 N
332968                 PA                 N
333008                 MI                 Y          1P20C/36
333010                 MI                 Y          1P20C/36
333040                 CA                 Y          6M20/36
333047                 FL                 Y          6M20/60
333104                 IN                 Y          6M20/60
333169                 MI                 Y          1P20C/36
333178                 CA                 Y          6M20/60
333203                 TX                 N
333297                 OR                 Y          6M20/60
333305                 CA                 Y          6M20/60
333337                 CA                 Y          6M20/60
333350                 CA                 Y          6M20/60
333359                 TX                 N
333375                 KS                 Y          6MBAL/6
333383                 KS                 Y          6MBAL/6
333386                 FL                 Y          6M20/60
333391                 IL                 N
333436                 WA                 Y          2PAV6/12
333440                 NH                 Y          6M20/60
333443                 FL                 Y          6M20/24
333445                 WA                 Y          6M20/24
333453                 TX                 N
333472                 TX                 N
333493                 CA                 Y          6M20/60
333548                 OH                 Y          1POR/60
333553                 MN                 Y          2O2REF/36
333665                 FL                 Y          6M20/24
333676                 TX                 N
333692                 CA                 Y          6M20/24
333705                 CA                 Y          6M20/60
333717                 TX                 N
333738                 TX                 N
333758                 TX                 N
333765                 TX                 N
333782                 TX                 N
333785                 TX                 N
333801                 CA                 Y          6M20/60
333810                 TX                 N
333813                 TX                 N
333862                 TN                 Y          6M20/60
333886                 TN                 Y          6M20/60
333901                 MA                 Y          MASS/36
333937                 CA                 Y          6M20/36
333958                 CA                 Y          6M20/60
333979                 CA                 N
333980                 MN                 Y          2O2REF/42
334000                 MO                 Y          2PAV6/60
334007                 MO                 Y          2PAV6/60
334034                 MO                 Y          2PAV6/60
334036                 MA                 Y          MASS/36
334063                 VA                 Y          1P20/60
334064                 MA                 Y          MASS/36
334086                 TX                 N
334115                 NC                 N
334127                 FL                 Y          6M20/60
334132                 MN                 Y          2PAV6/42
334137                 PA                 Y          6M20/24
334151                 FL                 Y          6M20/60
334203                 WI                 Y          6M20/36
334206                 CA                 Y          6M20/60
334217                 VA                 Y          1P20C/24
334223                 CO                 N
334239                 NM                 N
334257                 TX                 N
334292                 MI                 Y          1P20C/36
334304                 CA                 Y          6M20/60
334337                 WA                 Y          6M20/60
334351                 FL                 Y          6M20/60
334361                 CO                 Y          6M20/60
334364                 VA                 Y          1P20C/60
334390                 CA                 Y          6M20/60
334421                 CA                 Y          6M20/60
334462                 WA                 Y          6M20/60
334464                 FL                 Y          6M20/60
334467                 CA                 Y          6M20/60
334468                 FL                 Y          6M20/60
334473                 CA                 Y          6M20/60
334480                 IL                 N
334486                 TX                 N
334528                 AZ                 Y          6M20/60
334540                 NC                 N
334555                 CA                 Y          6M20/60
334562                 CO                 Y          6M20/60
334564                 CO                 Y          6M20/24
334593                 FL                 Y          6M20/60
334600                 CA                 Y          6M20/60
334603                 MA                 Y          MASS/36
334715                 CA                 Y          6M20/36
334720                 IL                 N
334724                 TN                 Y          6M20/60
334746                 KY                 Y          6M20/24
334767                 OH                 Y          1POR/60
334781                 IL                 N
334797                 MT                 Y          6M20/24
334799                 TX                 N
334827                 NJ                 N
334863                 TX                 N
334869                 OK                 Y          6M20/24
334890                 LA                 N
334910                 CA                 Y          6M20/60
334922                 TX                 N
334926                 TX                 N
334929                 CA                 Y          6M20/60
334935                 TX                 N
334963                 CA                 Y          6M20/60
334966                 IL                 N
334984                 CA                 Y          6M20/60
334988                 TX                 N
334998                 TX                 N
335011                 TX                 N
335030                 MA                 Y          MASS/36
335040                 CA                 Y          6M20/36
335052                 FL                 Y          6M20/60
335060                 CA                 Y          6M20/60
335109                 CA                 Y          6M20/12
335110                 NC                 N
335118                 TX                 N
335153                 WA                 Y          6M20/60
335158                 MA                 Y          MASS/36
335161                 FL                 Y          6M20/36
335182                 MI                 Y          1P20C/36
335197                 AZ                 Y          6M20/60
335201                 OK                 Y          6M20/60
335224                 CO                 Y          6M20/24
335240                 WA                 Y          6M20/60
335242                 OR                 Y          6M20/60
335244                 OR                 Y          6M20/60
335256                 TX                 N
335257                 TX                 N
335261                 TX                 N
335274                 MI                 Y          1P20C/36
335329                 MA                 Y          MASS/24
335341                 NC                 N
335409                 FL                 Y          6M20/60
335430                 PA                 N
335456                 CA                 Y          2PAV6/24
335459                 IL                 N
335487                 TX                 N
335495                 IL                 N
335507                 CA                 Y          6M20/60
335510                 IL                 N
335565                 MI                 Y          1P20C/36
335575                 CA                 Y          6M20/60
335615                 FL                 Y          6M20/24
335647                 GA                 Y          6M20/60
335657                 MN                 N
335683                 TX                 N
335686                 TX                 N
335701                 CA                 Y          6M20/60
335703                 GA                 Y          6M20/24
335721                 WA                 Y          6M20/60
335730                 CO                 Y          6M20/60
335755                 TX                 N
335757                 MI                 Y          1P20C/36
335761                 CA                 Y          6M20/24
335762                 GA                 Y          6M20/60
335780                 AR                 Y          6M20/60
335781                 PA                 Y          6M20/24
335798                 PA                 N
335821                 PA                 Y          6M20/60
335830                 MA                 Y          MASS/36
335854                 NV                 Y          6M20/60
335856                 CA                 N
335872                 CA                 Y          6M20/60
335873                 MI                 Y          1P20C/36
335903                 TX                 N
336013                 ME                 N
336060                 NC                 N
336066                 FL                 Y          6M20/60
336083                 CA                 Y          6M20/60
336085                 MO                 Y          2PAV6/60
336094                 FL                 Y          6M20/60
336097                 FL                 Y          6M20/60
336109                 LA                 Y          MISS/60
336128                 IN                 Y          6M20/24
336139                 CA                 Y          6M20/60
336151                 OH                 Y          6M20/60
336175                 TX                 N
336189                 CA                 Y          6M20/60
336199                 CA                 Y          6M20/36
336206                 CA                 Y          6M20/60
336215                 TX                 N
336222                 TX                 N
336237                 TX                 N
336242                 CA                 Y          6M20/60
336243                 TX                 N
336255                 CA                 Y          6M20/60
336267                 TX                 N
336285                 IL                 N
336306                 CT                 Y          6M20/24
336330                 TX                 N
336339                 MN                 Y          2O2REF/42
336343                 TX                 N
336359                 FL                 Y          6M20/24
336375                 CA                 Y          6M20/36
336397                 TX                 N
336403                 IA                 N
336412                 NC                 N
336424                 LA                 Y          MISS/60
336425                 TN                 Y          6M20/60
336429                 TX                 N
336440                 UT                 Y          6M20/24
336445                 OH                 Y          1POR/60
336485                 NM                 N
336497                 NM                 N
336506                 PA                 N
336545                 CA                 Y          6M20/60
336552                 CA                 Y          6M20/60
336573                 RI                 Y          2PBAL/12
336576                 TX                 N
336596                 FL                 Y          6M20/60
336625                 FL                 Y          6M20/60
336637                 VA                 Y          1P20C/60
336638                 KS                 N
336640                 CA                 Y          6M20/36
336649                 IL                 N
336678                 TX                 N
336682                 TX                 N
336702                 MI                 Y          1P20/36
336711                 MI                 Y          1P20C/36
336719                 MI                 Y          1P20C/36
336725                 OR                 Y          6M20/60
336809                 CA                 Y          6M20/60
336825                 GA                 Y          6M20/60
336834                 AR                 Y          6M20/60
336869                 FL                 Y          6M20/60
336910                 FL                 Y          6M20/60
336913                 IN                 Y          6M20/60
336915                 CO                 Y          6M20/60
336919                 CO                 Y          6M20/60
336923                 IN                 Y          6M20/60
336930                 TX                 N
336938                 IN                 Y          6M20/60
336946                 MA                 Y          MASS/24
336974                 AZ                 Y          6M20/60
337003                 FL                 Y          6M20/60
337046                 VA                 Y          6M20/60
337059                 CA                 Y          6M20/60
337100                 CA                 Y          6M20/60
337150                 CA                 Y          6M20/48
337153                 CA                 Y          6M20/60
337158                 MO                 Y          2PAV6/60
337160                 AZ                 Y          6M20/60
337208                 MN                 Y          2O2REF/24
337218                 AR                 Y          6M20/60
337237                 MN                 Y          2O2REF/42
337286                 PA                 N
337301                 TX                 N
337320                 MO                 Y          2PAV6/60
337342                 OH                 Y          1POR/60
337347                 NC                 N
337356                 NC                 N
337362                 CA                 Y          6M20/60
337372                 VA                 Y          1P20C/60
337378                 TX                 N
337388                 UT                 N
337395                 CA                 Y          6M20/60
337430                 CA                 Y          6M20/60
337441                 CA                 Y          6M20/12
337450                 MN                 Y          2O2REF/36
337453                 TX                 N
337472                 FL                 Y          6M20/60
337497                 IL                 N
337499                 LA                 Y          MISS/60
337504                 SC                 N
337514                 FL                 Y          6M20/60
337519                 FL                 Y          6M20/60
337523                 WA                 Y          6M20/60
337524                 CA                 N
337545                 CA                 Y          6M20/60
337565                 CA                 Y          6M20/24
337571                 TX                 N
337585                 CA                 Y          6M20/60
337590                 FL                 Y          6M20/24
337613                 CA                 Y          6M20/60
337619                 CA                 Y          6M20/60
337658                 IL                 N
337682                 NV                 Y          6M20/60
337699                 CA                 Y          6M20/60
337704                 SC                 Y          6M20/60
337721                 VA                 Y          1P20C/60
337734                 NC                 Y          6M20/12
337748                 TX                 N
337749                 IN                 Y          6M20/60
337764                 IL                 N
337770                 UT                 Y          6M20/24
337796                 PA                 Y          6M20/60
337807                 CA                 Y          6M20/24
337814                 CA                 Y          6M20/24
337820                 IL                 N
337829                 IL                 N
337839                 MI                 Y          1P20C/36
337853                 IL                 N
337857                 CA                 Y          6M20/60
337870                 MN                 Y          2O2REF/36
337876                 NM                 N
337912                 AZ                 Y          6M20/60
337937                 AZ                 Y          6M20/60
337942                 TX                 N
337947                 OH                 Y          1POR/60
337951                 OH                 Y          1P20/60
337966                 FL                 Y          6M20/24
337976                 CA                 Y          6M20/60
337981                 MA                 Y          MASS/12
338006                 OH                 Y          1POR/60
338022                 AZ                 Y          6M20/60
338038                 MA                 N
338057                 FL                 Y          6M20/60
338084                 PA                 Y          6M20/60
338086                 CA                 Y          6M20/12
338089                 CA                 Y          6M20/60
338091                 UT                 N
338101                 IA                 N
338127                 IL                 N
338151                 UT                 Y          6M20/24
338159                 TX                 N
338166                 CA                 Y          6M20/60
338192                 CA                 Y          6M20/60
338200                 NJ                 N
338219                 OK                 Y          6M20/60
338243                 AZ                 Y          6M20/60
338254                 OK                 Y          6M20/60
338265                 CA                 Y          6M20/60
338266                 TN                 Y          6M20/60
338290                 TX                 N
338299                 CA                 Y          6M20/60
338307                 WA                 Y          6M20/60
338315                 WA                 Y          6M20/60
338337                 CA                 Y          6M20/60
338340                 UT                 N
338370                 OH                 Y          1POR/60
338437                 FL                 Y          6M20/24
338471                 OK                 Y          6M20/60
338474                 OH                 Y          1POR/60
338485                 CA                 Y          6M20/60
338493                 TX                 N
338508                 IN                 Y          6M20/60
338510                 TX                 N
338526                 IN                 Y          6M20/60
338540                 TX                 N
338545                 TX                 N
338552                 CA                 Y          6M20/60
338559                 CA                 Y          6M20/60
338566                 GA                 Y          6M20/60
338568                 OH                 Y          1P0R/60
338591                 HI                 Y          6M20/24
338602                 FL                 Y          6M20/24
338656                 IL                 N
338674                 CA                 Y          6M20/60
338702                 CA                 Y          6M20/60
338737                 TX                 N
338758                 CA                 Y          6M20/60
338763                 FL                 Y          6M20/60
338766                 FL                 Y          6M20/60
338768                 TX                 N
338785                 WA                 Y          6M20/60
338790                 CA                 Y          6M20/60
338794                 CA                 Y          6M20/60
338797                 FL                 Y          6M20/60
338799                 PA                 N
338836                 CA                 Y          6M20/60
338862                 MI                 Y          1P20C/36
338870                 MI                 Y          1P20C/36
338940                 MO                 Y          6M20/60
338961                 AZ                 Y          6M20/60
338993                 TX                 N
339011                 AZ                 Y          6M20/60
339021                 TX                 N
339033                 CA                 Y          6M20/60
339055                 NC                 N
339095                 NV                 Y          6M20/60
339123                 MI                 Y          1P20C/36
339150                 MA                 Y          MASS/24
339153                 GA                 Y          6M20/60
339158                 OK                 Y          6M20/60
339161                 TX                 N
339175                 FL                 Y          6M20/60
339188                 MI                 Y          1P20C/36
339199                 TX                 N
339202                 PA                 Y          6M20/12
339205                 MO                 Y          2PAV6/60
339215                 MN                 Y          2O2REF/36
339256                 FL                 Y          6M20/60
339257                 WI                 Y          6M20/60
339297                 AZ                 Y          6M20/60
339343                 FL                 Y          6M20/60
339375                 MA                 Y          MASS/36
339381                 MN                 Y          2O2REF/42
339428                 AL                 N
339454                 CO                 Y          6M20/60
339497                 TX                 N
339508                 GA                 Y          6M20/60
339512                 KS                 N
339524                 CA                 Y          6M20/60
339534                 GA                 Y          6M20/60
339583                 NC                 N
339630                 TN                 Y          6M20/60
339633                 NV                 Y          6M20/60
339636                 NV                 N
339643                 NV                 Y          6M20/60
339710                 TX                 N
339772                 CA                 Y          6M20/60
339776                 CA                 Y          6M20/60
339885                 CT                 Y          6M20/24
339917                 CT                 Y          6M20/24
339923                 CA                 Y          6M20/60
339933                 MO                 Y          2PAV6/60
339997                 CA                 N
340007                 CO                 Y          6M20/60
340023                 CA                 Y          6M20/60
340027                 CA                 Y          6M20/60
340042                 GA                 N
340054                 MA                 Y          MASS/36
340056                 FL                 Y          6M20/60
340078                 FL                 Y          6M20/60
340081                 GA                 Y          6M20/60
340083                 TX                 N
340134                 AR                 Y          6M20/60
340152                 WA                 Y          6M20/60
340158                 LA                 Y          MISS/60
340205                 NV                 Y          6M20/60
340219                 TX                 N
340263                 CA                 Y          6M20/24
340287                 MA                 Y          6MBAL/36
340319                 GA                 Y          6M20/60
340371                 CA                 Y          6M20/60
340387                 CA                 Y          6M20/60
340399                 CA                 Y          6M20/24
340423                 VA                 Y          1P20C/60
340441                 FL                 Y          6M20/60
340461                 AL                 N
340482                 AZ                 Y          6M20/60
340531                 MA                 Y          MASS/36
340540                 PA                 N
340555                 MA                 N
340567                 NV                 Y          6M20/60
340573                 NV                 Y          6M20/60
340591                 CA                 Y          6M20/60
340613                 OH                 Y          1P0R/60
340634                 IN                 Y          6M20/24
340669                 FL                 Y          6M20/60
340706                 TN                 Y          6M20/60
340733                 CA                 Y          6M20/60
340750                 CA                 Y          6M20/60
340785                 WA                 Y          6M20/36
340789                 FL                 Y          6M20/60
340812                 CA                 Y          6M20/60
340866                 MA                 Y          MASS/24
340907                 CA                 Y          6M20/60
340938                 LA                 Y          MISS/60
340956                 WV                 Y          1P20C/36
340992                 CA                 Y          6M20/24
341098                 TX                 N
341122                 TX                 N
341161                 IN                 Y          6M20/60
341177                 FL                 Y          6M20/60
341199                 WA                 Y          6M20/24
341220                 CA                 Y          6M20/60
341221                 WA                 N
341263                 IL                 N
341294                 FL                 Y          6M20/60
341350                 TX                 N
341420                 AR                 Y          6M20/60
341423                 TX                 N
341462                 CA                 Y          6M20/24
341534                 CA                 Y          6M20/60
341560                 FL                 Y          6M20/60
341571                 FL                 Y          6M20/60
341596                 CA                 Y          6M20/60
341624                 CA                 Y          6M20/24
341897                 TX                 N
341979                 CA                 N
341987                 FL                 Y          6M20/60
342219                 FL                 Y          6M20/60
342288                 MA                 Y          MASS/36
342304                 CA                 Y          6M20/60
342364                 CA                 Y          6M20/60
272191                 NH                 Y          6M20/36
273622                 NJ                 N
274849                 MN                 Y          2O2REF/42
275778                 CA                 Y          6M20/36
277226                 CO                 N
278408                 CA                 Y          6M20/60
279214                 OH                 Y          1P20/60
280044                 TX                 N
280364                 SC                 N
281545                 NC                 N
281564                 IA                 N
283077                 FL                 Y          6M20/60
284160                 LA                 Y          6M20/60
284735                 TX                 N
284810                 OR                 N
284930                 WA                 Y          6M20/60
286515                 NM                 N
286960                 PA                 Y          6M20/60
287254                 ID                 Y          6M20/36
287296                 CA                 Y          6M20/60
287471                 VA                 Y          3PBAL/36
288028                 SC                 N
288195                 PA                 N
288219                 PA                 N
288297                 CA                 Y          6M20/60
288611                 SC                 N
288766                 OK                 Y          6M20/60
288974                 CA                 Y          6M20/36
288992                 CA                 Y          6M20/60
289186                 UT                 Y          6M20/60
289241                 GA                 Y          1P20/60
289256                 CA                 Y          6M20/60
289299                 MA                 Y          MASS/60
289514                 AL                 N
289772                 CA                 Y          6M20/60
289966                 CA                 Y          6M20/36
290310                 MN                 Y          2O2REF/36
290425                 IL                 N
290607                 MN                 Y          2O2REF/42
291145                 OR                 N
291464                 FL                 Y          6M20/60
291583                 ME                 N
291599                 OH                 Y          1P20/24
291643                 IN                 Y          6M20/48
291771                 GA                 Y          6M20/60
291848                 HI                 Y          6M20/60
292070                 VA                 Y          1P20C/60
292080                 VA                 Y          1P20C/60
292089                 VA                 Y          1P20C/60
292277                 MI                 Y          1PBAL/36
292549                 MN                 Y          2O2REF/42
292669                 FL                 Y          6M20/60
292841                 FL                 Y          6M20/60
293037                 CA                 Y          6M20/60
293045                 PA                 Y          6M20/60
293059                 MA                 Y          MASS/36
293208                 CA                 Y          6M20/60
293369                 MI                 Y          1P20C/36
293437                 MN                 Y          2O2REF/24
293463                 TX                 Y          6M20/36
293473                 AZ                 Y          6M20/60
293610                 CA                 Y          6M20/60
293721                 WA                 Y          6M20/60
293739                 MI                 Y          2P20C/36
293748                 OK                 Y          6M20/60
293757                 IL                 N
293967                 NC                 N
294128                 CA                 N
294151                 CT                 Y          6M20/36
294199                 CA                 Y          6M20/60
294312                 AZ                 Y          6M20/60
294415                 OR                 Y          6M20/36
294433                 WI                 Y          2M20/60
294813                 FL                 Y          6M20/60
294978                 CA                 Y          6M20/60
295027                 AZ                 Y          6M20/60
295163                 CA                 Y          6M20/60
295209                 WI                 Y          2M20/60
295211                 MA                 Y          MASS/36
295260                 PA                 N
295361                 MI                 Y          1P20/36
295402                 CA                 Y          6M20/36
295413                 MO                 Y          2PAV6/60
295435                 MA                 Y          MASS/36
295446                 PA                 N
295451                 RI                 Y          2PBAL/12
295485                 CA                 Y          6M20/60
295489                 CA                 Y          6M20/60
295524                 CA                 Y          6M20/60
295663                 SC                 N
295783                 NH                 Y          6M20/60
295790                 CA                 Y          6M20/60
295833                 CA                 Y          6M20/36
295841                 IN                 Y          2PBAL/60
295891                 IL                 N
295912                 OR                 N
295920                 OH                 Y          1P20/60
295967                 MI                 Y          1P20C/36
296043                 MN                 Y          2O2REF/42
296091                 CA                 Y          6M20/12
296270                 CT                 Y          6M20/60
296274                 FL                 Y          6M20/60
296331                 IN                 Y          6M20/60
296365                 SC                 N
296469                 CA                 Y          6M20/60
296493                 IL                 N
296504                 CO                 Y          6M20/60
296507                 TX                 N
296544                 CA                 Y          6M20/24
296589                 CA                 Y          6M20/60
296613                 FL                 Y          6M20/60
296636                 IL                 N
296728                 CA                 Y          6M20/36
296783                 CA                 N
296831                 OH                 Y          1POR/60
296838                 CA                 Y          6M20/60
296910                 TN                 Y          6M20/60
296934                 IN                 Y          6M20/60
297038                 TN                 Y          6M20/60
297066                 WI                 Y          2M20/60
297099                 WI                 Y          2M20/60
297165                 WA                 N
297178                 GA                 Y          6M20/60
297225                 CA                 Y          6M20/60
297247                 MI                 Y          1P20C/36
297379                 HI                 Y          6M20/60
297417                 AR                 Y          6M20/60
297474                 ND                 N
297497                 LA                 N
297510                 AZ                 Y          6M20/60
297540                 CA                 Y          6M20/60
297569                 MA                 Y          MASS/36
297660                 CA                 Y          6M20/60
297750                 KS                 N
297809                 CA                 Y          6M20/60
297811                 TX                 N
297976                 FL                 Y          6M20/60
297981                 CA                 Y          6M20/36
298067                 MI                 Y          1POR/36
298113                 MN                 Y          2O2REF/42
298124                 CA                 Y          6M20/60
298253                 CA                 Y          6M20/60
298283                 FL                 Y          6M20/60
298364                 CA                 Y          6M20/60
298396                 OK                 Y          6M20/60
298418                 CA                 Y          6M20/60
298512                 CA                 Y          6M20/60
298560                 MA                 Y          MASS/36
298630                 PA                 Y          6M20/60
298653                 TX                 Y          6M20/24
298675                 TX                 N
298697                 CA                 Y          6M20/60
298711                 CA                 Y          6M20/60
298734                 MI                 Y          1P20C/36
298821                 CA                 Y          6M20/60
298837                 CA                 Y          6M20/60
298849                 CA                 Y          6M20/60
298923                 CA                 Y          6M20/60
298935                 MI                 Y          1P20C/36
298943                 MA                 Y          MASS/36
298997                 CA                 Y          6M20/60
299012                 CA                 Y          6M20/60
299065                 CA                 Y          6M20/60
299075                 ID                 Y          6M20/36
299076                 CA                 Y          6M20/60
299079                 OH                 Y          1P0R/60
299142                 MA                 Y          2P20C/36
299321                 CA                 Y          6M20/60
299359                 LA                 Y          6M20/60
299385                 MD                 Y          6M20/36
299541                 MA                 Y          MASS/36
299587                 CA                 N
299611                 CA                 Y          6M20/60
299635                 CA                 Y          6M20/36
299650                 GA                 Y          6M20/24
299661                 FL                 Y          6M20/24
299685                 CA                 Y          6M20/60
299687                 CA                 Y          6M20/60
299693                 CA                 Y          6M20/60
299700                 CA                 Y          6M20/36
299745                 MI                 Y          1P20C/36
299791                 GA                 Y          6M20/24
299816                 AL                 N
299852                 SC                 N
299853                 IL                 N
299858                 NV                 Y          6M20/60
299860                 PA                 N
299887                 CA                 Y          6M20/36
299910                 PA                 N
299915                 IL                 N
299956                 CA                 Y          6M20/36
300002                 AZ                 Y          6M20/24
300051                 CA                 Y          6M20/24
300059                 IL                 N
300144                 CA                 Y          6M20/24
300165                 CA                 Y          6M20/60
300178                 CA                 Y          6M20/36
300214                 OR                 Y          6M20/60
300247                 LA                 Y          6M20/60
300258                 MI                 Y          1P20C/36
300299                 PA                 Y          6M20/60
300329                 TN                 Y          6M20/60
300337                 CA                 Y          6M20/60
300387                 CA                 N
300428                 CA                 Y          6M20/60
300498                 CA                 Y          6M20/60
300502                 TX                 N
300572                 PA                 N
300600                 CA                 Y          6M20/36
300635                 CA                 Y          6M20/36
300641                 TX                 N
300663                 OK                 Y          6M20/60
300689                 CA                 Y          6M20/60
300694                 HI                 Y          6M20/60
300737                 AR                 Y          6M20/60
300758                 FL                 Y          6M20/60
300772                 CT                 Y          6M20/60
300797                 NC                 N
300877                 CA                 Y          6M20/12
300880                 CA                 Y          6M20/60
300927                 CA                 Y          6M20/60
300937                 CO                 N
300948                 KY                 Y          6M20/60
300981                 CA                 Y          6M20/60
300990                 SC                 N
300999                 FL                 Y          6M20/60
301034                 FL                 Y          6M20/60
301083                 MN                 Y          2O2REF/42
301092                 SC                 N
301123                 IL                 N
301147                 GA                 Y          6M20/24
301165                 GA                 Y          6M20/60
301167                 MO                 Y          6M20/60
301224                 CA                 Y          6M20/60
301243                 CA                 Y          6M20/24
301254                 CA                 Y          6M20/60
301266                 CA                 Y          6M20/60
301277                 ID                 Y          6MAVG/24
301280                 PA                 N
301360                 KS                 N
301431                 NC                 N
301464                 IN                 Y          6M20/60
301487                 MI                 Y          1P20C/36
301494                 CO                 N
301502                 IL                 N
301503                 NC                 N
301521                 PA                 N
301583                 CA                 Y          6M20/60
301597                 CA                 Y          6M20/60
301634                 CA                 Y          6M20/60
301637                 NC                 N
301654                 NC                 N
301657                 MI                 Y          1P20C/36
301665                 WA                 Y          6M20/36
301710                 WA                 Y          6M20/36
301711                 CO                 Y          6M20/60
301716                 WA                 Y          6M20/36
301739                 AR                 Y          6M20/60
301740                 MI                 Y          1P20C/36
301753                 CA                 Y          6M20/36
301757                 OH                 Y          6M20/60
301763                 CA                 Y          6M20/60
301790                 LA                 Y          6M20/60
301802                 CA                 Y          6M20/60
301806                 CA                 Y          6M20/60
301812                 OK                 Y          6M20/60
301822                 TX                 Y          6M20/60
301849                 CT                 Y          6M20/36
301852                 MI                 Y          1PBAL/36
301857                 WI                 Y          2M20/60
301862                 CA                 Y          6M20/60
301897                 CA                 Y          6M20/60
301901                 IN                 Y          6M20/60
301913                 OR                 Y          6M20/12
301918                 CA                 Y          6M20/60
301942                 TX                 N
301943                 MS                 Y          MISS/60
301950                 CA                 Y          6M20/36
301956                 OH                 Y          1POR/60
301964                 NJ                 N
302020                 CA                 Y          6M20/60
302055                 IN                 Y          6M20/60
302060                 MI                 Y          1P20C/36
302089                 FL                 Y          6M20/24
302105                 CO                 Y          6M20/60
302109                 IL                 N
302110                 CA                 Y          6M20/60
302132                 CA                 Y          6M20/36
302177                 VA                 Y          1P20C/36
302182                 NM                 N
302187                 CA                 Y          6M20/36
302197                 MN                 Y          2O2REF/42
302237                 MN                 Y          2O2REF/42
302258                 MO                 Y          2PAV6/60
302292                 GA                 Y          6M20/60
302305                 PA                 Y          6M20/24
302308                 WA                 Y          6M20/60
302310                 CA                 Y          6M20/60
302321                 CO                 Y          6M20/60
302372                 TN                 Y          6M20/60
302385                 IA                 N
302388                 WI                 Y          2M20/60
302400                 MA                 Y          MASS/36
302402                 TN                 Y          6M20/60
302416                 IL                 N
302418                 FL                 Y          6M20/60
302427                 PA                 N
302437                 NC                 N
302442                 FL                 Y          6M20/12
302451                 NM                 N
302454                 FL                 Y          6M20/60
302457                 NJ                 N
302500                 CA                 Y          6M20/60
302549                 CA                 Y          6M20/60
302559                 CA                 Y          6M20/36
302580                 GA                 Y          6M20/60
302592                 OH                 Y          1POR/60
302616                 KY                 Y          6M20/60
302624                 TN                 Y          6M20/60
302626                 CA                 Y          6M20/60
302631                 MN                 Y          2O2REF/42
302666                 AR                 Y          6M20/60
302680                 FL                 Y          6M20/60
302684                 IN                 Y          6M20/60
302687                 IL                 N
302699                 FL                 Y          6M20/60
302700                 FL                 Y          6M20/60
302720                 CA                 Y          6M20/60
302733                 RI                 Y          2PBAL/12
302767                 CA                 Y          6M20/24
302772                 CA                 N
302783                 OH                 Y          1POR/60
302793                 CA                 Y          6M20/60
302797                 IN                 Y          6M20/24
302803                 CA                 Y          6M20/60
302818                 PA                 Y          6M20/60
302824                 CA                 Y          6M20/60
302853                 FL                 Y          6M20/60
302878                 PA                 N
302894                 TN                 Y          6M20/60
302902                 IL                 N
302907                 MS                 Y          MISS/60
302936                 SC                 N
302938                 FL                 Y          6M20/12
302939                 SC                 Y          6M20/60
302941                 FL                 Y          6M20/60
302953                 PA                 Y          6M20/60
302959                 OK                 N
302962                 SC                 Y          6M20/60
302984                 MI                 Y          1P20C/36
303019                 CA                 Y          6M20/60
303029                 CA                 Y          6M20/60
303041                 OH                 Y          1POR/60
303055                 ME                 N
303067                 WI                 Y          2M20/60
303070                 AR                 Y          6M20/60
303075                 CA                 Y          6M20/36
303081                 CA                 Y          6M20/60
303104                 FL                 Y          6M20/36
303122                 FL                 Y          6M20/60
303126                 IL                 N
303148                 AZ                 Y          6M20/36
303158                 WI                 Y          2M20/60
303159                 MO                 Y          2PAVG/60
303163                 CA                 Y          6M20/60
303187                 MO                 Y          2PAV6/60
303200                 MA                 Y          MASS/36
303206                 IN                 Y          6M20/60
303224                 CA                 Y          6M20/60
303240                 CO                 Y          6M20/24
303248                 GA                 Y          6M20/60
303253                 CA                 Y          6M20/60
303263                 CA                 Y          6M20/60
303282                 WA                 Y          6M20/60
303284                 CA                 Y          6M20/60
303288                 AZ                 Y          6M20/60
303294                 PA                 N
303302                 FL                 Y          6M20/60
303313                 ME                 N
303322                 SC                 N
303354                 PA                 Y          6M20/60
303361                 PA                 Y          6M20/60
303369                 WV                 Y          1P20C/36
303376                 CA                 Y          2PBAL/60
303396                 NC                 N
303415                 IN                 Y          6M20/36
303416                 CO                 Y          6M20/24
303444                 VA                 Y          1P20C/60
303480                 FL                 Y          6M20/60
303494                 FL                 Y          6M20/60
303496                 CA                 Y          6M20/60
303524                 CO                 Y          6M20/60
303528                 LA                 Y          6M20/36
303561                 CA                 Y          6M20/60
303563                 FL                 Y          6M20/60
303566                 CA                 Y          6M20/36
303578                 CA                 N
303585                 LA                 Y          6M20/60
303587                 CA                 Y          6M20/36
303600                 FL                 Y          6M20/60
303606                 IL                 N
303614                 FL                 Y          6M20/60
303618                 FL                 Y          6M20/60
303630                 FL                 Y          6M20/60
303636                 FL                 Y          6M20/60
303650                 MI                 Y          1P20C/36
303652                 PA                 N
303683                 CA                 Y          6M20/60
303690                 CA                 Y          6M20/60
303691                 CA                 Y          6M20/60
303698                 CA                 Y          6M20/36
303700                 NV                 Y          6M20/60
303709                 NV                 Y          6M20/60
303751                 CA                 N
303767                 AZ                 Y          6M20/60
303773                 IL                 N
303778                 CA                 Y          6M20/60
303781                 CO                 Y          6M20/60
303782                 MA                 Y          MASS/36
303796                 MA                 Y          MASS/36
303807                 MS                 Y          MISS/60
303820                 NM                 N
303827                 VA                 Y          1P20C/60
303828                 GA                 Y          6M20/60
303847                 CT                 Y          6M20/36
303852                 GA                 Y          6M20/60
303856                 TN                 Y          6M20/60
303882                 FL                 Y          6M20/60
303954                 MS                 Y          MISS/12
303963                 WA                 Y          6M20/60
303986                 CA                 Y          6M20/60
304002                 IL                 N
304011                 CA                 Y          6M20/60
304017                 PA                 N
304023                 FL                 Y          2M20/24
304029                 NV                 Y          6M20/60
304031                 CA                 Y          6M20/60
304032                 MN                 Y          2O2REF/36
304037                 FL                 Y          6M20/60
304061                 CA                 Y          6M20/60
304075                 CA                 N
304077                 IL                 N
304078                 IL                 N
304092                 IL                 N
304094                 OH                 Y          1POR/60
304101                 OH                 Y          1POR/60
304104                 OH                 Y          1POR/60
304106                 WI                 Y          2M20/60
304114                 CA                 Y          6M20/60
304129                 WA                 Y          6M20/24
304134                 CA                 Y          6M20/60
304135                 CA                 Y          6M20/60
304170                 CO                 Y          6M20/24
304171                 MI                 Y          1P20C/36
304176                 CA                 Y          6M20/60
304181                 NM                 N
304183                 CA                 Y          6M20/60
304199                 CA                 Y          6M20/24
304226                 GA                 Y          6M20/60
304237                 TN                 Y          6M20/60
304261                 IL                 N
304265                 MT                 N
304266                 GA                 Y          6M20/60
304322                 PA                 N
304327                 AR                 Y          6M20/24
304334                 CA                 Y          6M20/12
304344                 CO                 Y          6M20/60
304346                 IN                 Y          6M20/60
304400                 MI                 Y          1P20C/36
304408                 CA                 Y          6M20/60
304417                 NM                 N
304432                 MS                 Y          MISS/60
304439                 FL                 Y          6M20/60
304440                 AZ                 Y          6M20/12
304445                 CA                 Y          6M20/36
304446                 MS                 Y          MISS/60
304450                 OR                 Y          6M20/36
304456                 CA                 Y          6M20/36
304459                 MA                 Y          MASS/36
304465                 FL                 Y          6M20/60
304466                 LA                 Y          6M20/60
304469                 MI                 Y          1P20C/36
304473                 OH                 Y          1POR/60
304486                 WI                 Y          2M20/60
304493                 WI                 Y          2M20/60
304505                 LA                 Y          6M20/60
304522                 CA                 Y          6M20/36
304527                 AZ                 Y          6M20/60
304529                 CA                 Y          6M20/60
304539                 WI                 Y          2M20/60
304581                 IL                 N
304588                 IL                 N
304596                 CO                 Y          6M20/60
304628                 CA                 Y          6M20/60
304630                 GA                 Y          6M20/36
304636                 CA                 Y          6M20/60
304655                 AR                 Y          6M20/60
304660                 AR                 Y          6M20/60
304661                 CA                 Y          6M20/60
304667                 PA                 Y          6M20/60
304669                 AR                 Y          6M20/60
304706                 PA                 Y          6M20/60
304707                 LA                 Y          6M20/60
304716                 LA                 Y          6M20/60
304750                 CA                 Y          6M20/60
304773                 IN                 Y          6M20/60
304789                 CA                 Y          6M20/60
304791                 AR                 N
304810                 IN                 Y          2PBAL/36
304812                 SC                 Y          6M20/60
304816                 AR                 Y          6M20/60
304821                 MS                 Y          MISS/24
304823                 TX                 N
304834                 NC                 N
304835                 FL                 Y          6M20/60
304845                 TX                 N
304858                 RI                 Y          2PBAL/12
304873                 FL                 Y          6M20/24
304886                 IL                 N
304887                 FL                 Y          6M20/60
304890                 SC                 N
304893                 MO                 Y          2PAVG/60
304894                 FL                 Y          6M20/60
304897                 CO                 Y          6M20/36
304900                 MI                 Y          1P20/36
304905                 FL                 N
304909                 CA                 Y          6M20/60
304923                 MA                 Y          MASS/36
304944                 MA                 Y          MASS/36
304947                 IL                 N
304963                 MT                 Y          6M20/60
304995                 TX                 Y          6M20/24
305002                 CO                 Y          6M20/60
305008                 LA                 Y          6M20/60
305010                 LA                 Y          6M20/60
305012                 SC                 N
305028                 LA                 Y          6M20/60
305030                 WA                 Y          6M20/60
305039                 OK                 Y          6M20/60
305043                 CO                 Y          6M20/60
305048                 CT                 Y          6M20/36
305051                 OK                 Y          6M20/60
305066                 PA                 N
305092                 IN                 Y          6M20/60
305093                 MS                 Y          MISS/60
305095                 LA                 Y          6M20/60
305099                 GA                 Y          6M20/60
305109                 LA                 Y          6M20/36
305129                 GA                 Y          6M20/60
305131                 TX                 N
305151                 OH                 Y          1P20/60
305153                 OH                 Y          1POR/60
305157                 MA                 Y          MASS/24
305159                 AR                 Y          6M20/60
305163                 SC                 N
305168                 PA                 N
305170                 FL                 Y          6M20/60
305175                 GA                 Y          6M20/60
305183                 AR                 Y          6M20/60
305193                 CA                 Y          6M20/60
305204                 GA                 Y          6M20/60
305236                 CA                 Y          6M20/60
305247                 CA                 Y          6M20/60
305267                 RI                 Y          2PBAL/12
305280                 CA                 Y          6M20/60
305294                 CA                 Y          6M20/60
305304                 AZ                 Y          6M20/60
305314                 CA                 Y          6M20/60
305332                 IN                 Y          6M20/60
305335                 UT                 Y          6M20/36
305337                 LA                 Y          6M20/60
305359                 RI                 Y          2PBAL/12
305380                 OH                 Y          1POR/60
305400                 PA                 N
305402                 FL                 Y          6M20/60
305405                 PA                 Y          6M20/36
305428                 MA                 Y          MASS/36
305450                 MA                 Y          MASS/36
305452                 CT                 Y          6M20/60
305475                 PA                 N
305483                 MA                 Y          MASS/36
305493                 MI                 Y          1P20C/36
305526                 CO                 Y          6M20/60
305530                 WI                 Y          2M20/60
305534                 CA                 Y          6M20/36
305550                 OH                 Y          1POR/60
305556                 OK                 Y          6M20/60
305564                 MI                 Y          1P20C/36
305566                 VA                 Y          1P20C/60
305568                 GA                 Y          6M20/60
305576                 MI                 Y          1PBAL/36
305580                 TX                 N
305595                 MO                 Y          2PAV6/60
305621                 CA                 Y          6M20/24
305625                 PA                 Y          6M20/60
305634                 CA                 Y          6M20/60
305643                 PA                 Y          6M20/60
305649                 CA                 Y          6M20/60
305659                 MT                 Y          6M20/24
305660                 NV                 Y          6M20/36
305665                 OK                 Y          6M20/60
305667                 ID                 Y          6MAVG/36
305686                 TN                 Y          6M20/60
305687                 TN                 Y          6M20/36
305700                 UT                 N
305706                 FL                 Y          6M20/60
305713                 WA                 Y          6M20/60
305715                 FL                 Y          6M20/60
305725                 WA                 N
305729                 CA                 Y          6M20/36
305742                 AZ                 Y          6M20/60
305745                 CA                 Y          6M20/36
305747                 GA                 Y          6M20/60
305772                 CA                 Y          6M20/24
305784                 OH                 Y          1POR/60
305805                 TN                 Y          6M20/60
305807                 CA                 Y          6M20/60
305808                 IL                 N
305824                 CA                 Y          6M20/60
305825                 CA                 Y          6M20/60
305834                 KS                 Y          6MBAL/6
305852                 SC                 Y          6M20/24
305853                 IL                 N
305855                 CA                 Y          6M20/60
305865                 IL                 N
305903                 CA                 Y          6M20/60
305920                 CA                 Y          6M20/60
305924                 FL                 Y          6M20/24
305926                 NV                 Y          6M20/60
305944                 IL                 N
305948                 ID                 Y          6MAVG/36
305973                 TX                 N
305983                 CA                 Y          6M20/60
305997                 GA                 Y          6M20/24
306001                 OH                 Y          1POR/60
306016                 IN                 Y          6M20/60
306022                 CA                 Y          6M20/24
306036                 TN                 Y          6M20/60
306046                 CA                 Y          6M20/60
306053                 PA                 N
306068                 IL                 N
306077                 PA                 Y          6M20/60
306078                 LA                 N
306115                 GA                 Y          6M20/60
306123                 CA                 Y          6M20/60
306128                 CA                 Y          6M20/60
306139                 CA                 Y          6M20/60
306171                 MA                 Y          MASS/36
306172                 GA                 Y          6M20/60
306180                 CA                 Y          6M20/36
306231                 DE                 N
306236                 FL                 Y          6M20/60
306238                 FL                 Y          6M20/60
306249                 MO                 Y          2PAV6/60
306268                 MI                 Y          1P20C/36
306271                 MN                 Y          2O2REF/42
306276                 PA                 Y          6M20/60
306297                 MI                 Y          1P20C/36
306315                 PA                 Y          6M20/60
306324                 OR                 Y          6M20/60
306335                 CA                 Y          6M20/60
306341                 AZ                 Y          6M20/60
306348                 NM                 N
306361                 AZ                 Y          6M20/60
306370                 CA                 Y          6M20/60
306387                 FL                 Y          6M20/36
306398                 IL                 N
306405                 IL                 N
306435                 PA                 Y          6M20/60
306440                 CA                 Y          6M20/24
306448                 IL                 N
306459                 IL                 N
306482                 FL                 Y          6M20/60
306486                 FL                 N
306492                 FL                 Y          6M20/60
306533                 CA                 Y          6M20/60
306536                 CA                 N
306553                 MI                 Y          1P20/36
306557                 CO                 N
306605                 WA                 Y          6M20/60
306610                 IL                 N
306621                 GA                 Y          6M20/36
306624                 MI                 Y          1P20C/36
306627                 CO                 Y          6M20/60
306633                 WA                 N
306644                 AZ                 Y          6M20/60
306649                 MO                 Y          2PAV6/60
306663                 CA                 Y          6M20/60
306696                 OH                 Y          1POR/60
306703                 CA                 Y          6M20/36
306718                 NC                 N
306728                 SC                 Y          6M20/24
306730                 OK                 Y          6M20/60
306764                 IL                 N
306784                 NC                 Y          6M20/60
306798                 FL                 Y          6M20/60
306802                 CA                 Y          6M20/60
306822                 CA                 Y          6M20/60
306827                 NM                 N
306828                 NC                 N
306836                 VA                 Y          1P20C/60
306841                 FL                 Y          6M20/24
306855                 FL                 Y          6M20/60
306863                 HI                 Y          6M20/60
306873                 PA                 Y          6M20/60
306882                 FL                 Y          6M20/60
306908                 PA                 Y          6M20/36
306924                 AZ                 Y          6M20/60
306926                 MN                 Y          2O2REF/36
306947                 OK                 Y          6M20/60
306949                 FL                 Y          6M20/60
306962                 MO                 Y          2PAV6/60
306965                 IN                 Y          6M20/60
306969                 MO                 Y          2PAV6/60
306971                 MO                 Y          2PAV/60
306978                 SC                 N
306980                 CA                 Y          6M20/60
306982                 WA                 Y          6M20/60
306983                 WA                 Y          6M20/60
306986                 UT                 N
306992                 MN                 Y          2O2REF/42
306993                 CA                 Y          6M20/60
307000                 CA                 Y          6M20/60
307011                 CA                 Y          6M20/60
307035                 CA                 Y          6M20/60
307054                 MN                 Y          2O2REF/42
307068                 FL                 Y          6M20/60
307081                 WA                 Y          6M20/60
307100                 CA                 Y          6M20/60
307129                 LA                 Y          6M20/60
307131                 SC                 N
307138                 CA                 Y          6M20/60
307151                 PA                 Y          6M20/24
307185                 CA                 Y          6M20/60
307187                 CA                 Y          6M20/60
307190                 AZ                 N
307199                 CA                 Y          6M20/36
307203                 FL                 Y          6M20/36
307207                 TN                 Y          6M20/60
307209                 CA                 Y          6M20/12
307224                 CA                 Y          6M20/60
307225                 CA                 Y          6M20/60
307229                 WA                 Y          6M20/60
307235                 MN                 Y          2O2REF/42
307249                 GA                 Y          6M20/48
307251                 GA                 Y          6M20/60
307258                 AR                 Y          6M20/60
307275                 AR                 Y          6M20/60
307278                 AR                 Y          6M20/60
307279                 FL                 Y          6M20/60
307289                 PA                 Y          6M20/60
307294                 VA                 Y          1P20C/60
307304                 IL                 N
307309                 MA                 Y          MASS/36
307315                 WA                 Y          6M20/60
307317                 IL                 N
307323                 AR                 Y          6M20/60
307326                 AZ                 Y          6M20/36
307327                 IL                 N
307330                 AR                 Y          6M20/60
307368                 FL                 Y          6M20/60
307372                 CA                 Y          6M20/60
307374                 KY                 Y          6M20/60
307380                 OK                 Y          6M20/60
307385                 MO                 Y          2PAV6/06
307401                 MN                 N
307410                 CA                 Y          6M20/36
307412                 CA                 Y          6M20/60
307428                 PA                 N
307434                 OK                 Y          6M20/36
307435                 CA                 Y          6M20/60
307440                 LA                 Y          6M20/60
307483                 UT                 N
307494                 FL                 Y          6M20/60
307495                 MO                 Y          2PAV6/60
307503                 MI                 Y          1P20C/36
307515                 MI                 Y          1P20/36
307539                 PA                 Y          6M20/60
307542                 CA                 Y          6M20/60
307574                 IL                 N
307603                 WI                 Y          2M20/36
307612                 MA                 Y          MASS/36
307615                 OH                 Y          1POR/60
307619                 CA                 Y          6M20/60
307624                 GA                 Y          6M20/60
307662                 CA                 Y          6M20/60
307673                 HI                 Y          6M20/60
307675                 CA                 Y          6M20/24
307678                 OH                 Y          1POR/60
307690                 MO                 Y          2PAV6/36
307692                 FL                 Y          6M20/60
307704                 IL                 N
307717                 CA                 Y          6M20/60
307721                 CA                 Y          6M20/60
307747                 CA                 Y          6M20/60
307783                 IL                 N
307796                 IL                 N
307799                 PA                 Y          6M20/60
307825                 NJ                 N
307830                 NJ                 N
307840                 GA                 Y          6M20/60
307846                 IL                 N
307876                 SC                 Y          6M20/24
307880                 IL                 N
307909                 WI                 N
307910                 VA                 Y          1P20C/60
307915                 CA                 Y          6M20/60
307916                 NV                 Y          6M20/60
307936                 IN                 Y          6M20/60
307941                 CA                 Y          6M20/60
307946                 CA                 Y          6M20/60
307959                 FL                 Y          6M20/60
307986                 FL                 Y          6M20/36
308002                 PA                 N
308005                 CA                 Y          6M20/60
308012                 CA                 Y          6M20/60
308027                 GA                 Y          6M20/60
308044                 CA                 Y          6M20/60
308049                 FL                 Y          6M20/60
308068                 IL                 N
308100                 OH                 Y          1P20/60
308105                 OR                 Y          6M20/60
308108                 NV                 Y          6M20/60
308112                 TX                 N
308118                 CO                 N
308130                 NV                 Y          6M20/60
308131                 TX                 N
308135                 OK                 N
308139                 PA                 N
308141                 CA                 Y          6M20/60
308146                 CA                 Y          6M20/60
308159                 PA                 Y          6M20/60
308163                 MO                 Y          2PAV6/24
308181                 CA                 Y          6M20/60
308199                 MA                 Y          MASS/36
308208                 CA                 Y          6M20/60
308213                 FL                 Y          6M20/36
308216                 CA                 Y          6M20/60
308235                 MI                 N
308239                 NC                 Y          6M20/24
308244                 MN                 Y          2O2REF/24
308256                 TX                 N
308266                 NM                 N
308280                 IL                 N
308295                 CA                 Y          6M20/60
308302                 IL                 N
308308                 MO                 Y          2PAV6/24
308326                 WA                 Y          6M20/60
308337                 FL                 Y          6M20/60
308342                 TX                 N
308349                 CA                 Y          6M20/60
308355                 CA                 Y          6M20/60
308359                 GA                 Y          6M20/60
308383                 IL                 N
308423                 GA                 N
308429                 WA                 Y          6M20/24
308446                 FL                 Y          6M20/60
308458                 PA                 Y          6M20/60
308462                 CA                 Y          6M20/60
308464                 PA                 N
308475                 CA                 Y          6M20/60
308484                 FL                 Y          6M20/24
308485                 IL                 N
308488                 IL                 N
308490                 NV                 Y          6M20/60
308502                 OK                 Y          6M20/60
308503                 MI                 Y          1P20C/36
308510                 FL                 Y          6M20/24
308513                 NM                 N
308522                 CA                 Y          6M20/60
308539                 CA                 Y          6M20/24
308541                 IN                 Y          6M20/60
308577                 NV                 Y          6M20/60
308582                 CA                 Y          6M20/36
308586                 FL                 Y          6M20/60
308593                 CO                 N
308598                 MS                 Y          MISS/60
308621                 MA                 Y          MASS/36
308623                 FL                 Y          6M20/60
308639                 IN                 Y          6M20/60
308641                 MO                 Y          2PAV6/60
308658                 TX                 N
308686                 OK                 N
308712                 SC                 Y          6M20/60
308732                 GA                 Y          6M20/36
308734                 CO                 Y          6M20/60
308743                 MN                 N
308755                 HI                 Y          6M20/60
308756                 CA                 Y          6M20/36
308762                 MI                 Y          6M20/60
308772                 FL                 Y          6M20/60
308785                 TX                 N
308795                 CA                 Y          6M20/60
308820                 CA                 Y          6M20/36
308823                 PA                 N
308829                 AZ                 Y          6M20/36
308892                 PA                 Y          6M20/60
308910                 NM                 N
308920                 FL                 Y          6M20/60
308943                 IL                 N
308949                 VA                 Y          1P20C/60
308951                 IL                 N
308970                 VA                 Y          2PBAL/24
308973                 WA                 Y          6M20/60
308980                 WA                 Y          6M20/60
308986                 MT                 Y          6M20/60
308998                 AR                 Y          6M20/60
309002                 CA                 Y          6M20/60
309004                 IN                 Y          6M20/60
309011                 OH                 Y          1POR/60
309016                 CA                 Y          6M20/60
309034                 CA                 Y          6M20/60
309051                 FL                 Y          6M20/60
309055                 CA                 Y          6M20/60
309063                 CA                 Y          6M20/60
309068                 CA                 Y          6M20/60
309071                 TX                 N
309076                 CA                 Y          6M20/60
309084                 MA                 Y          MASS/36
309091                 CO                 Y          6M20/60
309095                 CA                 Y          6M20/36
309103                 PA                 Y          6M20/60
309106                 PA                 N
309114                 CA                 Y          6M20/36
309116                 CA                 Y          6M20/60
309123                 CA                 N
309131                 GA                 Y          6M20/24
309143                 TN                 Y          6M20/60
309157                 CA                 N
309163                 AZ                 Y          6M20/60
309166                 DE                 Y          6M20/60
309181                 PA                 N
309183                 OH                 Y          1POR/60
309199                 CO                 N
309204                 GA                 N
309206                 PA                 Y          6M20/60
309210                 IL                 N
309234                 MA                 Y          MASS/36
309250                 IN                 Y          2PBAL/60
309300                 IL                 N
309320                 AZ                 Y          6M20/60
309337                 MS                 Y          MISS/60
309350                 IL                 N
309351                 SC                 N
309374                 AZ                 Y          6M20/24
309389                 CA                 Y          6M20/60
309422                 CA                 Y          6M20/60
309428                 CA                 Y          6M20/60
309429                 WA                 Y          6M20/24
309449                 TN                 Y          6M20/60
309462                 CO                 Y          6M20/60
309464                 AZ                 Y          6M20/60
309469                 CA                 Y          6M20/60
309474                 CA                 Y          6M20/60
309478                 CA                 Y          6M20/60
309487                 CA                 Y          6M20/60
309494                 MA                 Y          MASS/36
309497                 ME                 N
309499                 MA                 Y          MASS/36
309517                 IL                 N
309521                 OH                 Y          1POR/60
309523                 FL                 Y          6M20/24
309533                 IL                 N
309543                 CA                 Y          6M20/60
309545                 CT                 Y          6M20/36
309587                 FL                 Y          6M20/24
309588                 PA                 Y          6M20/60
309589                 CA                 Y          6M20/60
309602                 GA                 Y          6M20/60
309604                 CA                 N
309605                 MN                 Y          2O2REF/42
309616                 CA                 N
309618                 TN                 Y          6M20/60
309627                 CA                 Y          6M20/60
309629                 PA                 N
309653                 CA                 Y          6M20/60
309661                 CA                 Y          6M20/60
309667                 CA                 Y          6M20/60
309691                 CA                 Y          6M20/60
309725                 PA                 Y          6M20/60
309727                 CA                 Y          6M20/60
309737                 CA                 Y          6M20/60
309740                 MI                 Y          1P20C/36
309741                 AZ                 Y          6M20/36
309760                 CA                 Y          6M20/60
309761                 SC                 N
309770                 WA                 Y          6M20/60
309772                 CO                 N
309790                 MS                 Y          MISS/60
309833                 CA                 Y          6M20/60
309844                 IL                 N
309854                 MA                 Y          MASS/36
309856                 MA                 Y          MASS/36
309867                 CO                 Y          6M20/60
309897                 CA                 Y          6M20/60
309922                 WI                 Y          2M20/60
309939                 IL                 N
309941                 CA                 Y          6M20/36
309946                 OR                 Y          6M20/60
309957                 CA                 Y          6M20/60
309976                 CA                 Y          6M20/60
309984                 CA                 Y          6M20/60
309986                 CA                 Y          6M20/60
309996                 NC                 N
309997                 CA                 Y          6M20/60
309999                 CA                 N
310004                 CA                 Y          6M20/36
310013                 CA                 Y          6M20/24
310014                 IN                 Y          6M20/60
310055                 MN                 Y          2O2REF/42
310066                 TX                 N
310090                 PA                 Y          6M20/60
310106                 VA                 Y          2PBAL/24
310130                 MO                 Y          2PAV6/60
310139                 DE                 Y          6M20/60
310162                 CA                 Y          6M20/60
310166                 PA                 N
310168                 NV                 Y          6M20/60
310176                 NV                 Y          6M20/60
310184                 CA                 Y          6M20/36
310197                 LA                 Y          6M20/60
310212                 IL                 N
310216                 CT                 Y          6M20/36
310221                 CA                 Y          6M20/60
310245                 CA                 Y          6M20/12
310251                 PA                 N
310261                 GA                 Y          6M20/24
310286                 OK                 Y          6M20/60
310289                 ME                 N
310298                 CA                 Y          6M20/60
310302                 CA                 Y          6M20/36
310326                 AR                 Y          6M20/60
310330                 AZ                 Y          6M20/36
310367                 NV                 Y          6M20/24
310371                 GA                 Y          6M20/60
310392                 MN                 Y          2O2REF/42
310398                 CA                 Y          6M20/60
310407                 MN                 Y          2O2REF/42
310416                 VA                 Y          1P20C/60
310418                 FL                 Y          6M20/60
310440                 ME                 N
310448                 CA                 Y          6M20/60
310473                 FL                 Y          6M20/24
310475                 CA                 Y          6M20/36
310478                 WA                 N
310481                 CA                 Y          6M20/60
310486                 SC                 N
310492                 CA                 Y          6M20/60
310493                 CA                 Y          6M20/60
310495                 MD                 Y          2M33/36
310496                 ID                 Y          6M20/36
310498                 CA                 Y          6M20/60
310500                 PA                 N
310520                 NV                 Y          6M20/60
310529                 NV                 Y          6M20/60
310531                 CA                 Y          6M20/60
310537                 CA                 Y          6M20/60
310538                 NM                 N
310566                 MN                 Y          2O2REF/42
310577                 PA                 N
310585                 OH                 Y          1POR/60
310599                 OH                 N
310612                 CA                 Y          6M20/60
310650                 OK                 Y          6M20/60
310657                 WA                 N
310663                 CA                 N
310664                 OH                 Y          1P20/60
310669                 OH                 Y          1POR/60
310675                 GA                 Y          6M20/60
310691                 FL                 Y          6M20/60
310693                 AZ                 Y          6M20/60
310697                 WA                 Y          6M20/60
310699                 MA                 Y          MASS/36
310702                 IA                 N
310713                 NM                 N
310729                 MA                 Y          MASS/36
310740                 WA                 Y          6M20/60
310742                 CA                 Y          6M20/36
310745                 GA                 Y          6M20/60
310754                 IN                 Y          6M20/24
310764                 CA                 Y          6M20/36
310766                 CO                 Y          6M20/60
310787                 CA                 Y          6M20/60
310796                 FL                 Y          6M20/60
310819                 LA                 Y          6M20/60
310827                 UT                 Y          6M20/24
310842                 IL                 N
310849                 WV                 Y          1P20C/36
310853                 MD                 Y          2M33/36
310906                 IL                 N
310913                 IN                 Y          6M20/36
310923                 NH                 Y          6M20/36
310942                 CA                 Y          6M20/60
310944                 OK                 Y          6M20/60
310967                 CA                 Y          6M20/60
310969                 FL                 Y          6M20/60
310975                 FL                 Y          6M20/60
310989                 CA                 Y          6M20/60
311003                 CA                 Y          6M20/60
311037                 OK                 Y          6M20/36
311044                 VA                 Y          1P20C/24
311054                 CA                 Y          6M20/24
311064                 CA                 Y          6M20/60
311072                 CA                 Y          6M20/60
311073                 CA                 Y          6M20/60
311081                 CA                 Y          6M20/60
311085                 FL                 Y          6M20/60
311095                 SC                 N
311099                 FL                 Y          6M20/60
311105                 OH                 Y          1P20/60
311113                 CA                 Y          6M20/24
311118                 TN                 Y          6M20/36
311125                 IL                 N
311126                 IN                 Y          6M20/36
311130                 TN                 N
311134                 IL                 N
311136                 FL                 Y          6M20/60
311146                 IL                 N
311150                 IL                 N
311174                 IL                 N
311176                 AZ                 Y          6M20/60
311201                 PA                 Y          6M20/60
311205                 CA                 Y          6M20/60
311216                 CA                 Y          6M20/60
311223                 WA                 Y          6M20/60
311228                 CA                 Y          6M20/36
311229                 CO                 N
311264                 IL                 N
311274                 FL                 Y          6M20/60
311283                 AR                 Y          6M20/24
311315                 CA                 Y          6M20/60
311319                 UT                 Y          6M20/60
311321                 TN                 Y          6M20/60
311344                 MN                 Y          2O2REF/42
311360                 PA                 N
311364                 CA                 Y          6M20/60
311367                 TN                 Y          6M20/60
311368                 MI                 Y          1P20C/36
311376                 WA                 Y          6M20/60
311378                 VA                 Y          2PBAL/60
311380                 MD                 Y          2M33/36
311387                 CA                 Y          6M20/36
311389                 WA                 Y          6M20/60
311390                 FL                 Y          6M20/60
311392                 OK                 Y          6M20/60
311404                 PA                 N
311409                 CA                 Y          6M20/60
311418                 FL                 Y          6M20/60
311450                 FL                 Y          6M20/60
311466                 CA                 Y          6M20/60
311488                 MN                 Y          2O2REF/42
311491                 CA                 Y          6M20/24
311497                 NV                 Y          6M20/60
311526                 CA                 Y          6M20/60
311532                 CA                 Y          6M20/60
311534                 IN                 Y          6M20/60
311538                 OH                 Y          1POR/60
311540                 CA                 Y          6M20/60
311559                 CA                 Y          6M20/60
311560                 NC                 Y          6M20/60
311563                 CA                 Y          6M20/60
311567                 NC                 Y          6M20/60
311568                 CA                 Y          6M20/60
311571                 IN                 Y          6M20/60
311593                 CA                 Y          6M20/60
311601                 CA                 Y          6M20/60
311619                 GA                 Y          6M20/24
311630                 IN                 Y          6M20/24
311634                 GA                 Y          6M20/60
311641                 CO                 Y          6M20/24
311647                 FL                 Y          6M20/60
311663                 FL                 N
311665                 CA                 Y          6M20/60
311667                 WA                 Y          6M20/60
311668                 CA                 Y          6M20/60
311674                 CA                 Y          6M20/60
311675                 LA                 Y          6M20/60
311681                 NJ                 N
311700                 AR                 Y          6M20/60
311709                 MN                 Y          2O2REF/36
311711                 AR                 Y          6M20/60
311719                 AR                 Y          6M20/60
311720                 TN                 Y          6M20/60
311724                 MD                 N
311725                 SC                 N
311755                 PA                 N
311762                 GA                 Y          6M20/60
311767                 PA                 N
311775                 IL                 N
311809                 MA                 Y          MASS/36
311815                 SC                 N
311823                 OH                 Y          1P20/36
311832                 OK                 Y          6M20/60
311850                 PA                 N
311859                 CA                 Y          6M20/60
311891                 NH                 Y          6M20/36
311897                 IL                 N
311898                 HI                 Y          6M20/60
311904                 NC                 N
311921                 IL                 N
311926                 NJ                 N
311930                 IL                 N
311932                 FL                 Y          6M20/24
311945                 UT                 Y          6M20/36
311992                 OR                 Y          6M20/60
312001                 NV                 Y          6M20/60
312009                 OH                 Y          6M20/60
312044                 CA                 Y          6M20/60
312052                 CA                 Y          6M20/24
312055                 CA                 Y          6M20/60
312092                 TN                 Y          6M20/36
312133                 PA                 Y          6M20/60
312138                 CA                 Y          6M20/60
312165                 LA                 Y          6M20/60
312167                 WA                 Y          6M20/60
312173                 IL                 N
312178                 CO                 Y          6M20/60
312181                 NC                 N
312186                 CA                 Y          6M20/60
312191                 OR                 Y          6M20/60
312208                 KS                 N
312209                 CA                 Y          6M20/60
312212                 NC                 N
312227                 GA                 Y          6M20/60
312277                 CA                 Y          6M20/60
312289                 HI                 Y          6M20/60
312334                 FL                 Y          6M20/60
312370                 RI                 Y          2PBAL/12
312373                 LA                 Y          6M20/60
312387                 MI                 Y          1P20C/36
312442                 TX                 N
312454                 FL                 Y          6M20/60
312465                 GA                 Y          6M20/60
312477                 FL                 Y          6M20/60
312550                 MI                 Y          1PBAL/36
312555                 IL                 N
312565                 FL                 Y          6M20/60
312569                 FL                 Y          6M20/60
312591                 OH                 Y          1POR/60
312594                 AZ                 Y          6M20/60
312603                 CA                 Y          6M20/60
312605                 LA                 Y          6M20/60
312652                 CA                 Y          6M20/60
312674                 CA                 Y          6M20/60
312682                 OH                 Y          1POR/60
312703                 FL                 Y          6M20/60
312707                 CA                 Y          6M20/36
312708                 PA                 N
312716                 CA                 Y          6M20/60
312727                 PA                 Y          6M20/12
312760                 WA                 Y          6M20/60
312771                 AZ                 Y          6M20/60
312812                 CA                 Y          6M20/60
312817                 SC                 N
312818                 CA                 Y          6M20/60
312824                 GA                 Y          6M20/60
312837                 IL                 N
312853                 CA                 Y          6M20/60
312859                 IL                 N
312863                 IL                 N
312870                 IA                 N
312895                 CA                 Y          6M20/24
312937                 WI                 Y          2M20/60
312939                 CA                 Y          6M20/60
312945                 MN                 Y          2O2REF/42
312961                 MI                 Y          1P20C/36
312973                 IN                 Y          6M20/60
312994                 CA                 Y          6M20/60
312999                 CA                 Y          6M20/60
313004                 FL                 Y          6M20/60
313005                 CA                 Y          6M20/60
313013                 CO                 Y          6M20/24
313030                 SC                 N
313044                 AZ                 Y          6M20/60
313053                 CA                 Y          6M20/60
313083                 OH                 Y          1POR/60
313173                 GA                 Y          6M20/60
313179                 IL                 N
313181                 LA                 Y          6M20/60
313243                 IL                 N
313254                 PA                 N
313258                 PA                 Y          6M20/24
313266                 CA                 Y          6M20/60
313267                 PA                 Y          6M20/60
313268                 WV                 Y          1P20C/36
313273                 CA                 Y          6M20/60
313280                 CO                 Y          6M20/24
313281                 PA                 Y          6M20/60
313295                 IN                 Y          6M20/60
313299                 AZ                 Y          6M20/60
313329                 SC                 N
313373                 FL                 Y          6M20/60
313374                 NM                 N
313406                 AZ                 Y          6M20/60
313418                 CA                 Y          6M20/60
313458                 OK                 Y          6M20/60
313462                 CA                 N
313467                 AZ                 Y          6M20/60
313487                 CA                 Y          6M20/60
313496                 TN                 Y          6M20/60
313499                 TN                 Y          6M20/60
313517                 LA                 Y          6M20/60
313551                 MT                 Y          6M20/60
313552                 OH                 Y          1POR/60
313571                 NH                 Y          6M20/60
313610                 AZ                 Y          6M20/24
313611                 IN                 Y          6M20/60
313636                 OH                 Y          1POR/60
313701                 MI                 Y          1P20C/36
313737                 IL                 N
313822                 WV                 Y          1P20/36
313825                 CA                 Y          6M20/60
313829                 CA                 Y          6M20/60
313861                 OH                 Y          1POR/60
313865                 OH                 Y          1POR/60
313871                 AZ                 Y          6M20/60
313890                 GA                 Y          6M20/60
313914                 AZ                 Y          6M20/60
313920                 CA                 Y          6M20/60
313921                 NV                 Y          6M20/60
313922                 UT                 Y          6M20/60
313930                 OH                 Y          1POR/60
313959                 FL                 Y          6M20/60
313960                 CA                 Y          6M20/60
313991                 SC                 N
314047                 LA                 Y          6M20/60
314083                 IL                 N
314086                 OR                 Y          6M20/36
314094                 WA                 Y          6M20/60
314104                 WA                 Y          6M20/60
314118                 AR                 Y          6M20/60
314156                 AR                 Y          6M20/60
314161                 AR                 Y          6M20/60
314194                 LA                 Y          6M20/60
314245                 ID                 Y          6M20/24
314280                 WI                 Y          2M20/36
314335                 TN                 Y          6M20/60
314338                 OH                 Y          1P20/60
314341                 MO                 N
314353                 LA                 N
314362                 MN                 Y          2O2REF/42
314363                 PA                 N
314368                 FL                 Y          6M20/60
314381                 PA                 N
314387                 PA                 N
314406                 IL                 N
314412                 OK                 Y          6M20/60
314448                 GA                 Y          6M20/60
314455                 FL                 Y          6M20/60
314491                 PA                 N
314493                 CA                 Y          6M20/60
314495                 FL                 Y          6M20/60
314502                 MN                 Y          2O2REF/42
314524                 IN                 Y          6M20/60
314528                 WV                 Y          1P20C/36
314600                 PA                 Y          6M20/60
314611                 OK                 Y          6M20/60
314621                 OK                 Y          6M20/60
314659                 OR                 Y          6M20/60
314664                 PA                 Y          6M20/60
314672                 PA                 N
314688                 HI                 Y          6M20/60
314719                 MI                 Y          1P20/36
314722                 MO                 Y          2PAV6/60
314754                 WA                 Y          6M20/60
314782                 GA                 Y          6M20/36
314791                 CA                 Y          6M20/60
314824                 VA                 Y          1P20C/60
314833                 PA                 N
314898                 CA                 Y          6M20/60
314903                 LA                 Y          6M20/60
314932                 PA                 Y          6M20/60
315058                 CA                 Y          6M20/36
315075                 FL                 Y          6M20/60
315094                 WA                 Y          6M20/36
315095                 IL                 N
315114                 IL                 N
315128                 CA                 Y          6M20/60
315133                 PA                 Y          6M20/12
315220                 CA                 Y          6M20/60
315246                 SC                 N
315249                 CA                 Y          6M20/60
315296                 OR                 Y          6M20/60
315297                 OR                 Y          6M20/24
315344                 FL                 Y          6M20/60
315429                 CA                 Y          6M20/60
315608                 IL                 N
315643                 MS                 Y          MISS/60
315645                 PA                 Y          6M20/60
315664                 NC                 N
315700                 NC                 N
315738                 AZ                 Y          6M20/60
315777                 CA                 Y          6M20/60
315810                 IL                 N
315874                 PA                 Y          6M20/60
315923                 NC                 N
315950                 OR                 Y          6M20/60
316028                 WV                 Y          1P20C/36
316040                 GA                 Y          6M20/60
316062                 WI                 Y          6M20/60
316079                 NV                 Y          6M20/60
316098                 MN                 Y          2O2REF/42
316110                 OK                 Y          6M20/60
316195                 MS                 Y          MISS/60
316198                 CA                 Y          6M20/60
316276                 IL                 N
316279                 MO                 Y          2PAV6/60
316298                 OH                 Y          1POR/60
316301                 OK                 Y          6M20/60
316322                 WV                 Y          1P20C/36
316329                 OH                 Y          1POR/60
316338                 IL                 N
316415                 SC                 Y          6M20/60
316456                 OH                 Y          1POR/60
316471                 UT                 Y          6M20/60
316506                 NC                 N
316552                 KS                 N
316561                 MI                 Y          1P20C/36
316632                 FL                 Y          6M20/60
316633                 IL                 N
316685                 CA                 Y          6M20/60
316701                 OH                 Y          1POR/60
316774                 PA                 Y          6M20/60
316782                 GA                 Y          6M20/60
316788                 PA                 Y          6M20/60
316812                 WA                 Y          6M20/36
316817                 WA                 Y          6M20/60
316888                 MS                 Y          MISS/12
316922                 WA                 Y          6M20/60
316973                 FL                 Y          6M20/60
316976                 NC                 N
317003                 PA                 N
317035                 MN                 Y          2O2REF/24
317106                 CA                 Y          6M20/60
317108                 CA                 Y          6M20/60
317131                 CA                 Y          6M20/60
317206                 PA                 Y          6M20/60
317297                 AZ                 Y          6M20/60
317399                 MO                 Y          2PAV/60
317403                 MO                 Y          2PAV/60
317433                 FL                 Y          6M20/60
317450                 IN                 N
317494                 CA                 Y          6M20/60
317510                 CA                 Y          6M20/60
317524                 WA                 Y          6M20/60
317708                 FL                 Y          6M20/60
317779                 FL                 Y          6M20/60
317792                 TN                 Y          6M20/60
317825                 CA                 Y          6M20/60
317845                 FL                 Y          6M20/60
317855                 WA                 Y          6M20/60
317900                 CA                 Y          6M20/60
317951                 FL                 Y          6M20/60
317958                 CA                 Y          6M20/20
317982                 NJ                 N
317989                 NJ                 N
318119                 CA                 Y          6M20/60
318183                 WA                 Y          6M20/60
318190                 OK                 Y          6M20/60
318275                 OR                 Y          6M20/60
318276                 PA                 Y          6M20/60
318296                 CA                 Y          6M20/60
318330                 OH                 Y          1POR/60
318582                 CA                 Y          6M20/60
318588                 MI                 Y          1P20C/36
318633                 CA                 Y          6M20/60
318670                 LA                 Y          6M20/60
318685                 CA                 Y          6M20/60
318919                 AZ                 Y          6M20/60
319109                 GA                 Y          6M20/60
319249                 GA                 Y          6M20/60
319497                 GA                 Y          6M20/60
319517                 GA                 Y          6M20/60
319612                 AR                 Y          6M20/60
319616                 TN                 Y          6M20/60
285086                 FL                 Y          6M20/60
285340                 TX                 N
286763                 TX                 N
288425                 OH                 Y          1P20/60
289555                 TX                 N
289743                 IN                 Y          2PBAL/60
290002                 UT                 Y          6M20/36
290089                 TX                 N
290464                 TX                 N
291255                 CA                 Y          6M20/60
292075                 MS                 Y          MISS/60
292343                 TX                 N
292704                 LA                 Y          6M20/60
292834                 RI                 Y          2PBAL/12
292982                 CA                 Y          6M20/60
293063                 TX                 N
293648                 TX                 N
293720                 TX                 N
294173                 GA                 Y          6M20/60
294810                 TX                 N
295056                 TX                 N
295058                 TX                 N
295195                 TX                 N
295865                 TX                 N
295918                 TX                 N
296042                 CA                 Y          6M20/60
296272                 ID                 Y          6M20/36
296334                 CA                 Y          6M20/60
296373                 TX                 N
296467                 WI                 Y          2M20/60
296811                 AR                 Y          6M20/60
296996                 AZ                 Y          6M20/60
297355                 TX                 N
297431                 TX                 N
297455                 CA                 Y          6M20/60
297481                 TX                 N
297506                 CA                 Y          6M20/60
297524                 TX                 N
297683                 FL                 Y          6M20/60
298395                 TX                 N
298424                 TX                 N
298446                 TX                 N
298465                 TX                 N
298632                 TX                 N
298666                 TX                 N
298683                 CA                 Y          6M20/60
298745                 TX                 N
298822                 TX                 N
298872                 TX                 N
298901                 TX                 N
298948                 RI                 Y          2PBAL/12
299203                 TX                 N
299230                 TX                 N
299243                 TX                 N
299246                 TX                 N
299248                 TX                 N
299306                 CA                 Y          6M20/60
299349                 TX                 N
299372                 UT                 N
299419                 TX                 N
299537                 PA                 N
299568                 WA                 Y          6M20/60
299692                 TX                 N
299840                 FL                 Y          6M20/60
299996                 TX                 N
300024                 MI                 Y          1P20C/36
300222                 GA                 Y          6M20/36
300373                 TX                 N
300463                 TX                 N
300482                 CA                 Y          6M20/60
300811                 TX                 N
300886                 TX                 N
300959                 TX                 N
301036                 TX                 N
301115                 CA                 Y          6M20/60
301142                 TX                 N
301268                 TX                 N
301367                 TX                 N
301372                 TX                 N
301456                 IN                 Y          6M20/60
301483                 TX                 N
301508                 TX                 N
301512                 TX                 N
301559                 GA                 Y          6M20/60
301579                 TX                 N
301582                 TX                 Y          6M20/60
301593                 TX                 N
301626                 TX                 N
301628                 HI                 Y          6M20/36
301745                 CA                 Y          6M20/60
301846                 MS                 Y          MISS/60
301865                 OK                 Y          6M20/60
301898                 FL                 Y          6M20/60
301924                 CA                 Y          6M20/36
301936                 IL                 N
301958                 MI                 Y          1P20C/36
302067                 WA                 Y          6M20/60
302087                 CA                 Y          6M20/36
302168                 TX                 N
302178                 TX                 N
302186                 TX                 N
302221                 TX                 N
302316                 LA                 Y          6M20/60
302376                 GA                 Y          6M20/60
302494                 AZ                 Y          6M20/60
302531                 TX                 N
302586                 TX                 N
302630                 TX                 N
302821                 TX                 N
302830                 TX                 N
302877                 TX                 N
302923                 OH                 Y          1POR/60
302926                 TX                 N
302983                 OH                 Y          1POR/60
303220                 WI                 Y          2M20/60
303277                 TX                 N
303375                 TX                 N
303398                 TX                 N
303407                 TX                 N
303479                 FL                 Y          6M20/60
303531                 CA                 Y          6M20/60
303554                 FL                 Y          6M20/60
303555                 OH                 Y          1POR/60
303573                 TX                 N
303647                 PA                 N
303729                 NV                 Y          6M20/60
303733                 CA                 Y          6M20/60
303735                 MD                 N
303756                 AZ                 Y          6M20/60
303790                 OH                 Y          1POR/60
303794                 LA                 Y          6M20/60
303859                 FL                 Y          6M20/60
303861                 TX                 N
303871                 TX                 N
303909                 TX                 N
303980                 CA                 Y          6M20/36
304108                 TX                 N
304112                 NM                 N
304256                 TX                 N
304287                 TX                 N
304343                 CA                 Y          6M20/24
304386                 TX                 N
304533                 GA                 Y          6M20/24
304562                 TX                 N
304664                 AR                 Y          6M20/60
304679                 TX                 N
304700                 TX                 N
304735                 MI                 Y          1P20C/36
304763                 TX                 N
304915                 CO                 Y          6M20/60
304943                 FL                 Y          6M20/60
305067                 CA                 N
305116                 TX                 N
305203                 TX                 N
305259                 TX                 N
305276                 TX                 N
305291                 MI                 Y          1P20C/36
305419                 TX                 N
305425                 TX                 N
305460                 CA                 Y          6M20/60
305589                 VA                 Y          6M20/60
305601                 TX                 N
305642                 TX                 N
305678                 FL                 Y          6M20/60
305721                 CA                 Y          6M20/60
305724                 PA                 Y          6M20/60
305843                 TX                 N
305955                 PA                 N
306007                 TX                 N
306050                 CA                 Y          6M20/12
306051                 TN                 Y          6M20/60
306061                 NC                 N
306087                 CA                 Y          6M20/60
306098                 CA                 Y          6M20/60
306122                 CA                 Y          6M20/60
306269                 MN                 Y          202REF/42
306377                 CA                 Y          6M20/36
306552                 TX                 N
306678                 TX                 N
306903                 NV                 Y          6M20/24
306957                 TX                 N
307014                 CA                 Y          6M20/60
307053                 GA                 Y          6M20/36
307057                 PA                 N
307066                 SC                 N
307152                 TX                 N
307208                 CA                 Y          6M20/60
307255                 GA                 Y          6M20/36
307269                 NC                 N
307280                 CA                 Y          6M20/60
307293                 SC                 Y          6M20/60
307297                 FL                 Y          6M20/60
307322                 TN                 Y          6M20/60
307338                 GA                 Y          6M20/60
307379                 CA                 Y          6M20/60
307500                 FL                 Y          6M20/60
307556                 CA                 Y          6M20/60
307586                 CO                 Y          6M20/24
307672                 AZ                 Y          6M20/60
307691                 CA                 Y          6M20/36
307703                 FL                 Y          6M20/60
307792                 OH                 Y          1POR/60
307902                 NV                 Y          6M20/60
307937                 TX                 N
307939                 TX                 N
307997                 TX                 N
308003                 TX                 N
308143                 IN                 Y          6M20/24
308258                 TX                 N
308306                 PA                 Y          6M20/24
308347                 TN                 Y          6M20/60
308360                 CA                 Y          6M20/60
308479                 GA                 Y          6M20/60
308496                 TX                 N
308526                 TX                 N
308534                 TX                 N
308567                 IL                 N
308587                 TX                 N
308629                 IN                 Y          6M20/60
308678                 CT                 Y          6M20/60
308679                 TX                 N
308680                 TX                 N
308692                 TX                 N
308715                 TX                 N
308717                 TX                 N
308850                 TX                 N
308857                 TX                 N
308865                 TX                 N
308882                 TX                 N
308904                 OK                 Y          6M20/60
308906                 OK                 Y          6M20/60
309118                 MS                 Y          MISS/60
309129                 FL                 Y          6M20/60
309175                 OH                 Y          1POR/60
309201                 IL                 N
309267                 TX                 N
309326                 TX                 N
309352                 TX                 N
309357                 TX                 N
309397                 NC                 N
309432                 TX                 N
309436                 CA                 Y          6M20/24
309568                 TX                 N
309574                 TX                 N
309611                 TX                 N
309732                 PA                 N
309891                 WA                 Y          6M20/60
309900                 TX                 N
309920                 NM                 N
309967                 CA                 Y          6M20/60
309990                 CO                 Y          6M20/60
310010                 CA                 Y          6M20/60
310087                 TX                 N
310225                 TX                 N
310252                 SC                 N
310273                 TX                 N
310278                 TX                 N
310284                 TX                 N
310300                 TX                 N
310309                 TN                 Y          6M20/60
310322                 TX                 N
310411                 CA                 Y          6M20/12
310511                 TX                 N
310562                 PA                 Y          6M20/60
310649                 GA                 Y          6M20/60
310671                 IL                 N
310732                 GA                 Y          6M20/60
310757                 WA                 Y          6M20/60
310778                 NC                 N
310866                 CA                 Y          6M20/36
310911                 PA                 N
310987                 FL                 Y          6M20/60
311032                 CA                 Y          6M20/60
311120                 TX                 N
311278                 TN                 Y          6M20/60
311288                 TX                 N
311358                 WY                 Y          6M20/60
311436                 TX                 N
311481                 MI                 Y          1P20C/36
311569                 NC                 Y          6M20/60
311594                 CA                 Y          6M20/60
311717                 AR                 Y          6M20/60
311792                 OH                 Y          1POR/60
311871                 PA                 N
311878                 TX                 N
312076                 ME                 N
312128                 IL                 N
312156                 NC                 N
312192                 CA                 Y          6M20/60
312284                 TX                 N
312362                 ME                 N
312718                 TX                 N
312759                 CA                 Y          6M20/24
312822                 TX                 N
312830                 TX                 N
312857                 FL                 Y          6M20/60
313169                 CA                 Y          6M20/60
313261                 TX                 N
313265                 TX                 N
313409                 CA                 Y          6M20/60
313689                 TX                 N
313794                 TX                 N
313926                 TX                 N
313966                 CA                 Y          6M20/60
313982                 TX                 N
314142                 TX                 N
314265                 CA                 N
314359                 TX                 N
314395                 TX                 N
314792                 TX                 N
314828                 IL                 N
315387                 MT                 Y          6M20/60
315411                 TX                 N
315620                 CA                 Y          6M20/60
315741                 CA                 Y          6M20/60
316031                 TX                 N
316033                 TX                 N
316169                 CA                 Y          6M20/60
316181                 TX                 N
316351                 OH                 Y          1POR/60
316397                 CA                 Y          6M20/60
316500                 TX                 N
316590                 WA                 Y          6M20/60
316764                 TX                 N
317007                 CA                 Y          6M20/60
317552                 TX                 N
317592                 TX                 N
318121                 CA                 Y          6M20/60
319516                 OH                 Y          1POR/60

                                                             EXHIBIT M-2

                                             PREPAYMENT PENALTIES FOR BNC MORTGAGE LOANS

BNC PREPAYMENT PENALTY INFORMATION

loan_nbr    prop_state   prepay_pen    Description 1
--------    ----------   ----------    -------------

2416659         FL            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN.
2416675         IN            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN.
2416741         VA            Y        3 YRS.  1% OF THE AMT OF PREPAYMENT.
2420966         SC            N
2421204         MO            Y        3 YEARS
2425353         GA            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN.
2425379         MO            Y        3 YRS.: 2% OF OUTSTANDING PRIN. BAL. OF NOTE AT TIME OF FULL
2425528         MA            Y        1 YR.: BAL. OF 1ST YRS. INT. OR 3 MOS. INT., WHICHEVER IS LESS.
2425650         MI            Y        3 YRS.  1% OF THE AMT OF PREPAYMENT.
2425668         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2425676         MI            Y        3 YRS.  1% OF THE AMT OF PREPAYMENT/FULL OR PARTIAL.
2425767         HI            Y        5 YEARS
2425908         FL            Y        5 YRS.  6 MOS INT ON EXCESS OF 20% OF ORIG PRIN.
2426005         CA            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN.
2426021         CA            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN.
2426039         MO            Y        5 YRS.: 2% OF OUTSTANDING PRIN. BAL. OF NOTE AT TIME OF FULL
2426054         OK            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2432177         WI            N
2432235         RI            N
2432326         CA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2432342         CA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2432359         OK            Y        3 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2437291         KS            Y        6 MOS
2437465         VA            Y        3 YEARS
2442580         MD            N
2442630         IL            N
2442655         OH            Y        5 YRS.: 1% OF ORIG. PRIN. BAL. OF NOTE ON FULL PREPAYMENT OR
2442697         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2442739         IN            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2442820         TN            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2448678         DC            Y        5 YEARS
2448751         OH            Y        3 YEARS
2448850         NY            N        1 YEAR
2448876         FL            Y        5 YEARS
2448884         FL            Y        5 YEARS
2448900         FL            Y        5 YEARS
2449015         LA            Y        5 YEARS
2455186         NM            N
2455236         OH            Y        3 YRS.: 1% OF ORIG. PRIN. AMT. OF NOTE ON FULL PREPAYMENT.
2455244         IL            N
2455319         CA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2455350         FL            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2455400         CA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2462257         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2462273         HI            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2468627         MA            Y        IF WITHIN 1ST YR PAY LESSER OF BAL OF 1ST YRS INT OR 3 MOS INT
2470565         GA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2470599         OH            Y        3 YEARS
2470656         OH            Y        3 YRS.: 1% OF THE ORIG. PRIN. BAL. OF NOTE AT TIME OF FULL
2470664         NC            N
2470698         FL            N
2470771         CA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2476752         MA            Y        3 YRS.: 3 MOS. INT. ON FULL PREPAYMENT FOR PURPOSE OF REFINANCE
2476760         IL            N
2476893         KY            Y        5 YRS.: 5 YRS.: 5% OF OUTSTANDING PRIN. BAL. OF LOAN.
2476943         CT            Y        3 YRS.: IN THE EVENT MAKER PREPAYS ANY PORTION OF OUTSTANDING
2483972         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2492536         MA            Y        1 YEAR
2492668         TN            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN/FULL OR PARTIAL.
2494326         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2494417         MI            N
2498673         MA            Y        1ST YR, PAY LESSER OF BAL OF 1ST YRS INT OR 3 MOS INT UNLESS RE
2498699         MA            Y
2498756         MI            Y        3 YRS.  1% OF THE AMT OF PREPAYMENT/FULL OR PARTIAL.
2499010         GA            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN/FULL OR PARTIAL.
2501393         GA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2501435         GA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2501468         MA            N        3 YRS.: 3 MOS. INT. AT WHEN PAID IN FULL. NO PREPAY FEE ON
2501609         IL            N
2501633         OH            Y        3 YRS.: 1% OF ORIG. PRIN. AMT. OF NOTE AT TIME OF FULL PREPAY.
2501666         NC            N
2501732         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2501765         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2501773         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2501781         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2501906         FL            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2501989         TN            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2502128         CA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2502151         OK            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2503936         IA            N
2505451         OH            Y        3 YRS.: 1% OF THE ORIG. PRIN. AMT. OF NOTE AT TIME OF FULL
2505469         CT            Y        3 YRS.: 5% OF THE OUTSTANDING PRIN. PREPAID.
2505485         IN            Y        1 YR.: 5% OF PRIN. BAL. PREPAID ON FULL PREPAYMENT. NO PREPAY
2505501         CO            N
2505550         MI            Y        3 YRS.: 1% OF THE AMT. OF PREPAYMENT.
2505667         PA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2505717         CA            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2513299         MA            Y        IF WITHIN 1ST YR PAY LESSER OF BAL OF 1ST YRS INT OR 3 MOS INT/
2513398         MI            Y        3 YRS.  1% OF THE AMT OF PREPAYMENT/FULL OR PARTIAL.
2513554         CA            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN/FULL OR PARTIAL.
2515096         FL            N
2515138         AK            Y        2 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2515575         MD            N
2515716         IL            Y        3 YEARS
2515799         FL            Y        5 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2515823         HI            Y        3 YRS.: 6 MOS. ADV. INT. ON EXCESS OF 20% OF ORIG. PRIN.
2515922         MI            Y        3 YRS.: 1% OF THE ORIG. PRIN. AMT. OF NOTE ON EXCESS OF 20% OF
2515971         LA            N
2516011         VA            Y        3 YRS.: 2% OF THE AMT. OF PREPAYMENT.
2519643         MI            Y        3 YRS.  1% OF THE AMT OF PREPAYMENT/FULL OR PARTIAL.
2519676         HI            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN/FULL OR PARTIAL.
2523439         OR            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN/FULL OR PARTIAL.
2523546         CA            N        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN/FULL OR PARTIAL.
2528537         OH            Y        3 YRS.: 1% OF THE ORIG. PRIN. AMT. OF THIS NOTE WHEN PREPAID
2537678         CA            Y        5 YRS.  6 MOS ADV INT ON EXCESS OF 20% OF ORIG PRIN/FULL OR PARTIAL.

                                                             EXHIBIT M-2

                                             PREPAYMENT PENALTIES FOR BNC MORTGAGE LOANS (Cont'd)

BNC PREPAYMENT PENALTY INFORMATION

loan_nbr   Description 2
--------   -------------

2416659    2% OF THE OUTSTANDING PRIN BAL OF THE NOTE AT THE TIME OF THE
2416675
2416741    PREPAYMENT. NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2420966    3 YRS.: 3 MOS. INT. WHEN REFI. WITH ANOTHER FIN. INST.
2421204
2425353
2425379
2425528    FULL OR PARTIAL PREPAY - 6 MOS ADV INT ON EXCESS OF 20% OF
2425650
2425668
2425676
2425767    PREPAYMENT. NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2425908
2426005
2426021
2426039
2426054
2432177
2432235    FULL PREPAY OR IN CERTAIN CASES A PARTIAL PREPAY
2432326    FULL OR PARTIAL PREPAYS- 2% OF THE AMT OF THE PREPAY
2432342
2432359
2437291    REFINANCE.  NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2437465
2442580
2442630
2442655    FULL OR PARTIAL PREPAY - 2 MOS ADV INT ON THE AMT OF THE PREPAY REFI OR FULL
2442697    PREPAY-1% OF THE ORIG PRIN AMT OF THE NOTE FULL OR PARTIAL PREPAY- 6 MOS ADV INT
2442739    ON EXCESS OF 20% OF FULL OR PARTIAL PREPAY - 6 MOS ADV INT ON EXCESS OF 20% OF
2442820    FULL OR PARTIAL PREPAY-6 MOS ADV INT ON EXCESS OF 20% OF ORIG FULL OR PARTIAL
2448678    PREPAY - 6 MOS ADV INT ON EXCESS OF 20% OF FULL OR PARTIAL PREPAY- 6 MOS ADV INT
2448751    ON EXCESS OF 20% OF ORIG
2448850
2448876    NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2448884
2448900
2449015
2455186
2455236
2455244
2455319    ON AMT PREPAID AT INT RATE AT TIME OF PREPAY UNLESS REFI WITH D
2455350
2455400    REFINANCE OR FULL PREPAY - 1% OF THE ORIG PRIN AMT OF THE NOTE
2462257    PREPAY. NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2462273
2468627
2470565
2470599    WITH ANOTHER FIN. INST. NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2470656
2470664
2470698    PRIN. BAL. AND ACCRUED INT. DURING 1ST 3 YRS., MAKER SHALL PAY
2470771
2476752    A SUM EQUAL TO THE BAL OF THE FIRST YEARS' INT OR 3 MOS' INT
2476760
2476893
2476943
2483972    FI WITH DIFF FINAN INST/FULL OR PARTIAL.
2492536
2492668
2494326
2494417
2498673
2498699    PARTIAL PREPAYMENTS.
2498756
2499010    NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2501393
2501435
2501468
2501609
2501633
2501666
2501732
2501765
2501773
2501781
2501906    PREPAYMENT. NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2501989
2502128    FEE ON PARTIAL PREPAYMENT.
2502151
2503936
2505451
2505469
2505485    FULL OR PARTIAL.
2505501
2505550
2505667
2505717
2513299
2513398    1ST YR = 3%, 2ND YR = 3%, 3RD YR = 3%
2513554
2515096    ORIG. PRIN.
2515138
2515575
2515716
2515799
2515823
2515922
2515971    IN FULL. NO PREPAY FEE ON PARTIAL PREPAYMENTS.
2516011
2519643
2519676
2523439
2523546
2528537
2537678

                                    EXHIBIT N

                              DEPOSITORY AGREEMENT

                                    EXHIBIT O

                                   [RESERVED]

                                    EXHIBIT P

                    MONTHLY INFORMATION DELIVERED BY SERVICER

1. The number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Collection Period.

2. The amount of all curtailments which were received during the related Collection Period.

3. The aggregate amount of principal portion of all Monthly Payments received during the related Collection Period.

4. The amount of interest received on the Mortgage Loans during the related Collection Period.

5. The aggregate amount of the Advances made and recovered with respect to such Distribution Date.

6. The delinquency and foreclosure information and the amount of Mortgage Loan Losses during the related Collection Period.

7. The weighted average maturity, the weighted average Mortgage Interest Rate and the weighted average Net Mortgage Rate as of the last day of the Collection Period preceding of the related Interest Accrual Period.

8. The Servicing Fees paid and Servicing Fees accrued during the related Collection Period.

9. The amount of all payments or reimbursements to the Servicer paid or to be paid since the prior Distribution Date (or in the case of the first Distribution Date, since the Closing Date).

10.   The Pool Balance and aggregate Principal Balance of the Mortgage Loans.

11. The number of Mortgage Loans outstanding at the beginning and at the end of the related Collection Period.

12. The aggregate interest accrued on the Mortgage Loans at their respective Mortgage Interest Rates for the related Collection Period.

13. The amount deposited in the Collection Account which may not be withdrawn therefrom pursuant to an Order of a United States Bankruptcy Court of competent jurisdiction imposing a stay pursuant to Section 362 of U.S. Bankruptcy Code.

14. The aggregate Realized Losses since the Cut-off Date as of the end of the related Collection Period.

15. The LIBOR Carryover Amount for the Class A-1 Certificates, if any, with respect to such Distribution Date.

16. The Overcollateralized Amount, the Targeted Overcollateralization Amount and any Overcollateralization Deficiency, in each case after giving effect to distributions on such Distribution Date.

                                    EXHIBIT Q

                              Officer's Certificate

    PMAC IV Home Equity Asset Backed Certificates, Series 2000-HE-1

[Date]


Via Facsimile
The Chase Manhattan Bank, Trustee
450 W. 33rd Street, 14th Floor
New York, NY  10001

      Pre-Payments

Dear Sir or Madam:

            __________________ hereby certifies that he/she is an officer of the Servicer, holding the office set forth beneath his/her name and hereby further certifies as follows:

            With respect to the Mortgage Loans, as the term is defined in the Pooling and Servicing Agreement, set forth in the attached schedule:

            (1) A Principal Prepayment in full was received during the related Collection Period;

            (2) Any prepayment penalty due under the terms of the Mortgage Note with respect to such Principal Prepayment in full was received from the mortgagor and deposited in the Collection Account; ____ Yes ____ No

            (3) As to each Mortgage Loan so noted on the attached schedule, all or part of the prepayment penalty required in connection with the Principal Prepayment in full was waived based upon (Circle one): (i) the Servicer's determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such prepayment penalty, or (ii)(A) the enforceability thereof be limited (1) by bankruptcy insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law;

            (4) We certify that all amounts due in connection with the waiver of a prepayment penalty inconsistent with number 3 above which are required to be deposited by the Servicer pursuant to Section 3.01 of the Pooling and Servicing Agreement, have been or will be so deposited.

By [Servicer]
(Name)
Its:  (Title)